Oppenheimer
SteelPath MLP Select 40 Fund

Prospectus dated March 28, 2014

NYSE Ticker Symbols
Class A	MLPFX
Class C	MLPEX
Class I	OSPSX
Class Y	MLPTX
Class W	MLPYX

Oppenheimer SteelPath MLP Select 40 Fund is a mutual fund that seeks total return through diversified exposure to the energy infrastructure Master Limited Partnership asset class.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer SteelPath MLP Select 40 Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 16 of the prospectus and in the sections "How to Buy Shares" beginning on page 56 and "Appendix B" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y	Class W
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y	Class W
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses	0.18%	0.19%	0.62%	0.18%	0.17%
Deferred Income Tax Expense[1]	8.42%	6.84%	0.96%	9.32%	10.74%
Total Annual Fund Operating Expenses	9.55%	8.73%	2.28%	10.20%	11.61%
Fee Waiver and Expense Reimbursement[2]	(0.01%)	(0.01%)	None	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	9.54%	8.72%	2.28%	10.19%	11.60%
  The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter "C" corporation. As a "C" corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund's accrued deferred tax liability, if any, is reflected each day in the Fund's net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund's potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund's net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund' s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2013, the Fund had net operating gains of $259,627,291 and accrued $151,558,475 in net deferred tax expense primarily related to unrealized appreciation on investments.
  After discussions with the Fund's Board, the Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2015, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class Y shares, and 0.85% for Class W shares. The Fund's Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement ("Net Expenses") will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund's deferred income tax expense is excluded from the expense cap, the Fund's Net Expenses for each class of shares is increased by the amount of this expense. The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may not be terminated or amended prior to March 29, 2015, unless approved by the Fund's Board of Trustees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$1454	$3095	$4590	$7772	$1454	$3095	$4590	$7772
Class C	$948	$2475	$3975	$7263	$856	$2475	$3975	$7263
Class I	$231	$712	$1220	$2615	$231	$712	$1220	$2615
Class Y	$993	$2827	$4476	$7905	$993	$2827	$4476	$7905
Class W	$1122	$3149	$4918	$8413	$1122	$3149	$4918	$8413

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of master limited partnerships ("MLPs"). MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Manager follows, approximately two-thirds trade on the New York Stock Exchange ("NYSE") and the rest trade on the NYSE Amex Equities ("Amex") or NASDAQ Stock Market ("NASDAQ").

The Fund seeks to achieve its investment objective by normally investing substantially all of its net assets in the equity securities of a minimum of 40 MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund invests in MLPs that primarily derive their revenue from energy infrastructure assets and energy-related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal ("Midstream MLPs"), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids ("Upstream MLPs"), (iii) that process, treat, and refine natural gas liquids and crude oil ("Downstream MLPs"), and (iv) engaged in owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel ("Other Energy MLPs"). In addition, as a non-principal investment strategy, the Fund may invest in securities issued by open- and closed-end investment companies, including money market funds and the retail shares of actively-managed and index exchange-traded funds ("ETFs"), as well as cash and cash equivalents. The Fund may also purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes or to collateralize cash.

The Manager relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Manager's proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Manager generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. The Manager seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Manager will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Master Limited Partnerships. Investments in securities of master limited partnerships ("MLPs") involve risks that differ from investments in common stock, including risks related to a common unit holder's limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit holders to sell their common units at an undesirable time or price.

MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP's general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding shares of MLP common units.

MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder's investment.

Generally, the securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Main Risks of Energy Infrastructure and Energy Related Assets or Activities. Energy infrastructure MLPs are subject to risks specific to the energy and energy-related industries, including, but not limited to:  fluctuations in commodity prices may impact the volume of energy commodities transported, processed, stored or distributed; reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP; slowdowns in new construction and acquisitions can limit growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time, could adversely affect MLP revenues and cash flows; depletion of natural gas reserves or other commodities, if not replaced, could impact an MLP's ability to make distributions; changes in the regulatory environment could adversely affect the profitability of MLPs; extreme weather and environmental hazards could impact the value of MLP securities; rising interest rates could result in higher costs of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets could impact the market for MLPs.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Because the Fund invests primarily in securities of issuers in the energy industry or sector, it could experience greater volatility or may perform poorly during a downturn in that industry or sector because it is more susceptible to the economic, environmental and regulatory risks associated with that industry or sector than a Fund that invests more broadly.

Main Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.

Special Liquidity Risks of MLP Securities. Although MLPs trade publicly, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. When certain MLP securities experience limited trading volumes, they may experience abrupt or erratic price movements at times. Investments in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund's ability to take advantage of other market opportunities or to dispose of securities, which may affect adversely its ability to make dividend distributions.

Main Risks of Deferred Tax Liability. The Fund is classified for federal tax purposes as a taxable regular corporation (also referred to as a "C corporation") subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, as well as state and local income taxes. Election to be taxed as a C corporation rather than a regulated investment company is a relatively recent strategy for open-end registered investment companies. This strategy involves complicated accounting, tax, net asset value and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies, which could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and shareholders. Additionally, accounting, tax and valuation practices in this area are still developing, and there may not always be clear agreement among industry participants on the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which in turn could have significant adverse consequences on the Fund and shareholders.

As a C corporation the Fund accrues deferred income taxes for any future tax liability, reflected each day in the Fund's NAV, associated with its investments in MLPs. Current and deferred tax liabilities, if any, will depend upon net investment gains and losses and realized and unrealized gains and losses on investments, and therefore may vary greatly from year to year and day to day depending on the nature and performance of the Fund's investments and the general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances, subject to the Fund's modification of those estimates or assumptions as new information becomes available. The daily estimate of the Fund's deferred tax liability and/or asset balances used to calculate its NAV may vary dramatically from the Fund's actual tax liability. Actual income tax expense, if any, will be incurred over many years depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund's assets, prevailing tax rates, and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund's actual tax liability could have a material impact on the Fund's NAV to the extent that its actual tax liability differs from the estimated deferred tax liability.

Main Regulatory Risks. Changes in the laws, regulations or related interpretations relating to the Fund's tax treatment as a C corporation, or its investments in MLPs or other instruments, could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. As discussed above, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in the MLP itself being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution or the value of the Fund's investment. Due to the heavy state and federal regulations that an MLP's assets may be subject to, an MLP's profitability could be adversely impacted by changes in the regulatory environment.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return from a fund that concentrates its investments in energy infrastrucutre MLPs. Those investors should be willing to assume the risks of potentially significant short-term share price fluctuations and losses that are typical for a fund that concentrates investments in that industry and sector. Investors should consider buying shares of the Fund as part of a broader overall portfolio strategy. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/investors/overview/SteelPathMLPSelect40Fund

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 14.55% (1st Qtr 13) and the lowest return was -4.58% (3rd Qtr 11). For the period from January 1, 2013 to December 31, 2013 the cumulative return (not annualized) before sales charges and taxes was 22.56%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Performance information for Class I shares (first offered June 28, 2013) will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years (or life of class, if less)
Class A (inception 3/31/10)
Return Before Taxes	15.52%	10.37%
Return After Taxes on Distributions	13.89%	9.95%
Return After Taxes on Distributions and Sale of Fund Shares	10.00%	8.11%
Class C (inception 7/14/11)	20.76%	10.86%
Class Y (inception 3/31/10)	22.93%	12.47%
Class W (inception 3/31/10)	22.93%	12.47%
S&P 500 Index	32.39%	15.40%[1]
(reflects no deduction for fees, expenses or taxes)		17.60%[2]
Alerian MLP Index	27.58%	18.83%[1]
(reflects no deduction for fees, expenses or taxes)		15.91%[2]
  From 3/31/10
  From 7/14/11

Investment Adviser. OFI SteelPath, Inc. (the "Manager") is the Fund's investment adviser.

Portfolio Managers. Stuart Cartner and Brian Watson have each been a portfolio manager of the Fund since its inception. Mr. Cartner has been a Vice President of the Fund since its inception. Mr. Watson has been a Vice President of the Fund since 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

     Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. The Fund intends to make distributions that will generally be taxable to you for federal and possibly state and local tax purposes as dividend income to the extent of your allocable share of the Fund's current or accumulated earnings and profits, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Master Limited Partnerships. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Manager follows, approximately two-thirds trade on the NYSE and the rest trade on Amex or NASDAQ. MLPs' disclosures are regulated by the SEC and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes Oxley Act of 2002.

To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986 ("Code"). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

The Fund may invest in Midstream, Upstream or Downstream MLPs. Investments in securities of MLPs involve risks that differ from an investment in common stock and debt.

  Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP's general partner.
  MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP's interests.
  General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.
  MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including a Fund's ownership interest.
  The Fund may derive substantially all or a portion of its cash flow from investments in equity or debt securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to its partners and the tax character of those distributions. Neither the Fund nor the Manager has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The Fund's investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

MLP Tax Risk.

  The Fund's ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of energy infrastructure companies in which it invests. The tax benefit you are expected to derive from the Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund's ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.
  The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and re-characterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund. In addition, there have been proposals for the elimination of tax incentives widely used by oil, gas and coal companies, and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the natural resources sector generally.
  The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. As a C corporation, the Fund will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund.

MLP Issuer Risk. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. ("NYSE") and the Nasdaq National Market System ("Nasdaq"). MLP common units can be purchased through open market transactions and underwritten offerings, but may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution ("MQD"), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.

Energy Infrastructure and Energy Related Assets or Activities. Energy infrastructure companies are subject to risks specific to the energy and energy-related industry. Risks inherent in the energy infrastructure business of MLPs include, but are not limited to, the following:

  Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. High quality MLPs are more able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs' performance and distributions are directly tied to commodity prices.
  The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.
  A decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.
  A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP's ability to make distributions if the reserves are not replaced.
  Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.
  MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows provided by MLPs that grow through acquisitions.
  The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.
  Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the Fund's portfolio securities investments. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.
  A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.
  Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Deferred Tax Liability. The Fund is treated as a regular corporation, or C corporation, for U.S. federal income tax purposes. As a result, the Fund will incur tax expenses. In calculating the Fund's daily net asset value, it will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund's daily NAV.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund's current and deferred tax liability, if any, will depend upon the Fund's net investment gains and losses and realized and unrealized gains and losses on investments and therefore could vary greatly from year to year and from day-to-day depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund's NAV. Upon a Fund's sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which would result in corporate income taxes imposed on the Fund.

As a regular C corporation, the Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund's future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund's NAV. To the extent the Fund has a net deferred tax asset balance, it will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of that Fund's deferred tax asset balance, is required. The Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund's assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carry forward periods and the associated risk that operating loss carry forwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to that Fund's investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund's forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carry forwards expire in twenty years and federal capital loss carry forwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund's NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund's daily NAV, the application of such final valuation allowance could have a material impact on the Fund's NAV.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.0% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2014 plus estimated state tax rate of 2.0%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Deferred Tax Calculation

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of a Fund's assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund's actual tax liability could have a material impact on the Fund's NAV.

The Fund's deferred tax liability and/or asset balances will be estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund's deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund's estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of each Fund's deferred tax liability and/or asset balances used to calculate each Fund's NAV could vary dramatically from each Fund's actual tax liability, and as a result, the determination of the Fund's actual tax liability may have a material impact on the Fund's NAV. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund's assets and other factors. The Fund's daily NAV calculation will be based on then current estimates and assumptions regarding the Fund's deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to that Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV per share, which may be material.

Distribution Policy Risk. The Fund's dividend distribution policy is intended to provide investors with a dividend distribution rate similar to owning MLPs directly. Under the policy, the Fund intends to pay out a consistent dividend that over time approximates the distributions received from the Fund's portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund's investment income and may not represent yield or investment return on the Fund's portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the Fund's expense ratio and over time the dividends paid in excess of distributions received could erode the Fund's net asset value. The Manager seeks to generate positive investment returns (net of fund expenses) to offset the effect of dividends paid in excess of distributions from underlying investments. The Fund tactically employs cash to seek to take advantage of market opportunities, which, if successfully implemented, may offset or exceed the NAV impact of paying dividends as if the Fund had been fully invested and held no cash. There is no guarantee that investment returns and the tactical deployment of cash will produce such a result, however, and the tactical use of cash causes the Fund's assets to be less fully invested than would otherwise be the case. There is also the risk that a decline in the financial markets, particularly the energy and related industry markets, could reduce investment return and that the assumptions underlying the estimates of cash flows from portfolio holdings could be inaccurate.

Due to the tax characterization of distributions made by MLPs, the Fund anticipates that a significant portion of its distributions will constitute a of return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital, rather than a qualified dividend, to the extent it exceeds the Fund's current and accumulated earnings and profits. Return of capital reduces a shareholder's adjusted cost basis in the Fund's shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling the Fund's shares and is not subject to tax currently unless the shareholder's adjusted cost basis has been reduced to zero. Once a shareholder's adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains.  A return of capital does not reflect positive investment performance.

Liquidity Risk. In certain situations, it may be difficult or impossible to value or sell promptly an investment at an acceptable price. This risk can be ongoing for any security that has a limited trading market or does not trade in large volumes. In addition, it may be difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when it is desirable to sell. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. This also may affect adversely the Fund's ability to make dividend distributions to you. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk.

     The Fund will not invest more than 15% of its net assets in illiquid securities.  The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Regulatory Risk. The Fund's investment strategy subjects it to certain regulatory risks. Changes in the laws, regulations and/or related interpretations relating to the Fund's tax treatment as a C corporation or investments in MLPs or other instruments could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. The tax benefit expected to be derived from the Fund's investments is largely dependent on the MLPs in which it invests being treated as partnerships for federal income tax purposes. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment, and consequently a shareholder's investment in the Fund and lower income. Because MLPs' assets are heavily regulated by federal and state governments an MLPs profitability could be adversely affected by changes in the regulatory environment.

Cash and Cash Equivalents. Cash and cash equivalents include certificates of deposit, bearer deposit notes, and bankers' acceptances. Under normal market conditions the Fund can invest up to 15% of its net assets in cash and cash equivalents, including shares of Oppenheimer Institutional Money Market Fund. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its investment objective.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk, however credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities.

Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. Equity markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

MLP Affiliates.  The Fund may invest in the debt and equity securities of MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may also invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. The Fund's investments in greenfield projects may distribute income. However, the Fund's investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. The Fund's investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

The Fund may also invest in Exchange Traded Funds (ETFs), which are subject to all the risks of investing in investment companies as described above. Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Private Equity and Debt Investments. The Fund can invest in private equity and debt investments, including traditional private equity control positions and minority investments in MLPs and energy infrastructure companies. Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission ("SEC") reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Pay-In-Kind Securities. Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Pay-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Derivative Investments. The Fund may at times invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks for hedging purposes or to seek investment return.

       Options, futures, forward contracts, swaps, "structured" notes, certain mortgage-related securities and event-linked bonds are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs.

Futures Contracts. The Fund can buy and sell futures contracts, including financial futures contracts, currency futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, the Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Fund's investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities or futures exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

Special Risks of Options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund sells a call option on an investment that the Fund owns (a "covered call") and the investment has increased in value when the call option is exercised, the Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

   "Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

Swap Transactions. Under financial reform legislation currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may affect counterparty risk and other risks faced by the Fund, and could result in increased margin requirements and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a clearing house, and the Fund faces the clearinghouse by means of a Fund account with a futures commission merchant that is a member of the clearinghouse. Because the regulations regarding centrally cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of clearinghouses and futures commission merchants, is unclear.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days' advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager and its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager and its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager has adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities.  The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

How the Fund is Managed

THE MANAGER. OFI SteelPath, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 2010. The Manager is located at 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201 and is a successor to SteelPath Fund Advisors, LLC ("SFA") and SteelPath Capital Management, LLC ("SCM"), which were established in 2009 and 2004, respectively.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.70% of the first $3 billion of average annual net assets of the Fund, 0.68% of the next $2 billion and 0.65% of average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. The Fund's advisory fee for the fiscal year ended November 30, 2013 was 0.70% of average annual net assets, before any applicable waivers.

After discussions with the Fund's Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding interest expenses, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales and extraordinary expenses, such as litigation expenses, if any) to annual rates of 1.10% for Class A shares, 1.85% for Class C shares, and 0.85% for both Class Y and Class W shares, as calculated on the daily net assets of the Fund. The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The waiver does not apply to Class I shares. This fee waiver and/or expense reimbursement may not be amended or withdrawn prior to March 29, 2015, unless approved by the Board. The Fund's other annual operating expenses may vary in future years.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's shareholder report for the period ended November 30, 2013.

Portfolio Managers. The Fund's portfolio is team managed by Stuart Cartner and Brian Watson, who are primarily responsible for the day-to-day management of the Fund's portfolio. Each have been portfolio managers of the Fund since its inception.

Mr. Cartner has been a Vice President of the Manager since 2012. Prior to joining the Manager, he was a member and portfolio manager of SFA since its formation in 2009 and SCM since 2007. Prior to joining SCM, Mr. Cartner was a Vice President in the Private Wealth Management Division of Goldman, Sachs & Co from 1988 to 2007. Mr. Cartner is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Watson has been a Vice President of the Manager since 2012. Prior to joining the Manager, he was a member, portfolio manager and Director of Research of SFA since its formation in 2009. Prior to joining SFA, from 2005 to 2009 Mr. Watson was a portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm. Mr. Watson is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee-based programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts unless you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class W Shares. As of August 30, 2013, Class W shares of the Fund are no longer offered.
Class Y Shares. Class Y shares are offered only to institutional investors, wrap fee-based programs and eligible employees. Prior to June 28, 2013, the Fund's Class Y shares were known as Class I shares. See "About Class Y Shares" below.
Class I Shares. Class I shares are available only to certain institutional investors. If you buy Class I shares, you will neither pay any sales charge at the time of purchase, nor pay an ongoing asset-based sales charge. See "About Class I Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment. You can buy most Fund share classes with a minimum initial investment of $1,000. For Class I shares the minimum initial investment is $5 million per account. The Class I share minimum initial investment is waived for retirement plan service provider platforms. Reduced initial minimums are available for other share classes in certain circumstances, including the following:

  Traditional and Roth IRA accounts as well as Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500.
  For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment.

There are no subsequent purchase minimums.

Minimum Account Balance. The minimum account balance on Fund accounts is $500.  Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.  No minimum balance fee is assessed on any Fund account.

      The minimum account balance for Class I shares is $2.5 million. If a Class I account balance falls below $2.5 million, the account may be involuntarily redeemed or converted into a Class Y share account. This minimum balance policy does not apply to accounts for which the minimum initial investment is waived.

Choosing a Share Class.  Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon, you should consider investing in Class C shares. That is because the effect of the initial sales charge on Class A shares may be greater than the effect of the ongoing asset-based sales charge on Class C shares over the short-term. The Class C contingent deferred sales charge does not apply to redemptions of shares held for more than one year.
  Investing for the Longer Term. If you have a longer-term investment horizon, Class A shares may be more appropriate. That is because the effect of the ongoing asset-based sales charge on Class C shares might be greater than the effect of the initial sales charge on Class A shares, regardless of the amount of your investment.
  Amount of Your Investment.  Your choice will also depend on how much you plan to invest. If you plan to invest more than $100,000, and as your investment horizon increases, Class C shares might not be as advantageous as Class A shares. That is because the effect of the ongoing asset-based sales charge on Class C shares may be greater than the effect of the reduced front-end sales charge on Class A share purchases of $100,000 or more. For an investor who is eligible to purchase Class I shares, that share class will be the most advantageous. For other investors who invest $1 million or more, Class A shares will be the most advantageous choice in most cases, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for more than $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class A and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Distributor also may pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts.

About Class A Shares. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of "qualified shares" of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.

Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the "Program Manager" or "Program Distributor" are "qualified shares" for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are "qualified shares" for satisfying the terms of a Right of Accumulation, but are not "qualified shares" for satisfying the terms of a Letter of Intent. Purchases of Class N, Class Y or Class I shares of Oppenheimer funds, purchases under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.

Effective July 1, 2014, any references to "Class N" in the Fund's Prospectus and SAI, including the appendix to the SAI, are deleted and replaced with references to "Class R".

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted.  In totaling your holdings, you may count shares held in:
    your individual accounts (including IRAs, 403(b) plans and eligible college savings programs), your joint accounts with your spouse,
    accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. The Transfer Agent will retain the provided values of the qualified share holdings, and apply that Right of Accumulation to future purchases, until any subsequent changes in those qualified share holdings are reported to the Transfer Agent. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying college savings program purchases or purchases through other financial intermediaries.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except as described in an Appendix to the Statement of Additional Information). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Due to the special tax characteristics of the Fund because of its investment primarily in MLPs, investment within a retirement account may present special considerations that would not apply within a non-retirement account. Before investing, investors are strongly encouraged to consult a qualified tax expert or financial advisor.

About Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12-month "holding period" from the date of purchase, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class Y Shares. Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:

  Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment advisor or other financial intermediary;
  "Institutional investors" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices; and
  Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.

About Class I Shares. Class I shares are sold at net asset value per share without a sales charge and are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:

  make a minimum initial investment of $5 million or more per account (waived for retirement plan service provider platforms);
  trade through an omnibus, trust, or similar pooled account; and
  be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices.

Eligible Class I investors will not receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finder's fees," administrative fees or other similar fees on Class I shares. Class I shares are not available directly to individual investors. Individual shareholders who purchase Class I shares through retirement plans or financial intermediaries will not be eligible to hold Class I shares outside of their respective retirement plan or financial intermediary platform.

An institutional investor that buys Class I shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office), and most of the special account features available to investors buying other classes of shares, do not apply to Class I shares.

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

About Class W Shares. Class W shares are the same as Class Y shares, except that Class W shares were previously made available to clients of high net worth advisors that have an arrangement with the Fund. As of August 30, 2013, Class W shares are no longer offered.

The Price of Fund Shares. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Treatment of Deferred Tax Liability. Because the Fund is treated as a regular corporation, or C corporation, for U.S. federal income tax purposes, it will incur tax expenses. In calculating the Fund's daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund's daily NAV. See "Deferred Tax Liability" discussed earlier in this Prospectus.

       Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

       Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.
You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period. The contingent deferred sales charge applicable to the share class of the Fund you exchange into will apply to the acquired shares.

Sales Charge Waivers. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares that occurred within the previous three months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in or if the selected Oppenheimer fund or share class is no longer offered, your investments will be made in Class A shares of Oppenheimer Money Market Fund. This policy does not apply to purchases by or for certain retirement plans or accounts. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker dealer, Class A shares (and, for eligible institutional investors, Class Y or Class I shares) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Frequent Purchase, Redemption and Exchange Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchase, redemption or exchanges of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase, redemption or exchange activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" below.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases, redemptions or exchanges that may have negative impacts to a Fund. In addition, the implementation of the Funds' policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases, redemptions or exchanges, other purchases and sales of Fund shares may have adverse effects on the management of a Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases, redemptions or exchanges.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Right to Refuse Any Purchase and/or Exchange Orders. The Fund may refuse, or cancel as permitted by law, any purchase or exchange order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order. If a shareholder has engaged in purchases and redemptions of shares that would have been prohibited had the activity been attempted as an exchange, that shareholder may be prohibited from purchasing new Fund shares unless the Fund determines that such activity is not frequent trading activity.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases, redemptions and exchanges, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Omnibus Accounts. Underlying shareholder or account data, including individual transactions, in "omnibus" or "street name" accounts ("omnibus accounts") in the name of a broker-dealer or other financial intermediaries are often not disclosed to a Fund, which may make it difficult for a Fund to monitor for frequent trading activity. Financial intermediaries holding omnibus accounts where underlying shareholder or account data is not disclosed to a Fund will, generally, enter into written agreements which require the financial intermediaries to provide such data at the Fund's request. Overall purchase and redemption activity in omnibus accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Financial intermediaries will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a financial intermediary's more restrictive policy is applied, the Fund will rely on the intermediary to monitor frequent trading activity in accordance with its policy. For other financial intermediaries, the Fund will request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases or exchanges of Fund shares by a financial intermediary or by some or all of its clients.

30-Day Exchange Limit. In addition to the discretionary ability to limit or reject any order to purchase or exchange shares of a Fund at any time, if a shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days.

Exceptions to 30-Day Exchange Limit

  Exchanges Into Money Market Funds. A shareholder will be permitted to exchange shares of a Fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the Fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Fund may limit or refuse any exchange order from a money market fund in its discretion pursuant to this policy.
  Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day exchange limit as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.  Class Y share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor's designated financial intermediary.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has an agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

Investment Plans and Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group omnibus retirement plan. Purchase, redemption, exchange and transfer requests for a group omnibus retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.
  SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  "Single K" Plans. These are 401(k) plans for self-employed individuals.
  Qualified Plans. These plans are designed for businesses and self-employed individuals.

      Class I shares are only available to plans that make an initial investment of $5 million or more (per account) or to retirement plan service provider platforms.

Due to the special tax characteristics of the Fund because of its investment primarily in MLPs, investment within a retirement account may present special considerations that would not apply within a non-retirement account. Before investing, investors are strongly encouraged to consult a qualified tax expert or financial advisor.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. In order to sign up for eDocs Direct, you need to register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares that reimburses the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plan for Class C Shares. The Fund has adopted Distribution and Service Plans for Class C shares to pay the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the plan, the Fund pays the Distributor an asset-based sales charge for Class C shares calculated at an annual rate of 0.75% of the daily net assets of that class. The Fund also pays a service fee under the plan at an annual rate of 0.25% of the daily net assets of Class C. Altogether, these fees increase the Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. The Fund does not pay any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finders fees," administrative fees or other similar fees with respect to Class I shares and the Manager and the Distributor do not normally make payments out of their own resources and/or assets, with respect to that share class. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and insurance companies that offer variable annuity or variable life insurance products, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Under the Fund's dividend policy, the Fund intends to pay out a consistent dividend that over time approximates the distributions received from the Fund's portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. It is the policy of the Fund to distribute quarterly substantially all of the distributions received from its underlying portfolio investments. The amounts the Fund actually distributes are based on estimates of the amounts the Fund would receive from the underlying MLPs if the Fund was 100% invested at all times and held no cash. The Fund does however hold cash from time to time for a variety of purposes, including to meet redemptions and to purchase securities at times the Manager believes such purchases will produce optimal investment returns. Because the Fund's policy is to pay consistent dividends based on estimated income from investments and future cash flows, a Fund's dividends may exceed the amount the Fund actually receives from its portfolio investments. In particular, since its inception, the Fund has regularly paid dividends in excess of the distributions received from underlying MLPs. The Fund may make such dividend payments in the future. To the extent that the dividends paid exceed the distributions the Fund receives, the dividends reduce the Funds' net asset value. The Manager seeks to generate positive investment returns net of Fund expenses that will exceed and therefore offset the NAV impact of dividends the Fund pays in excess of the distributions it receives from its underlying investments. The Manager further believes that maintaining a stable dividend distribution policy and strategically deploying cash to pursue investment opportunities are in the best interest of shareholders. There is no guarantee, however, that the Fund's investment returns will exceed fund expenses by an amount sufficient to offset the NAV impact of dividends paid in excess of distributions received. For more information regarding the risks of the Fund's distribution policy, please see "Distribution Policy Risk" in this prospectus.

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. In general, a dividend will constitute a return of capital, rather than a qualified dividend, to the extent it exceeds a Fund's current and accumulated earnings and profits. Return of capital reduces a shareholder's adjusted cost basis in a Fund's shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling of the Fund's shares and is not subject to tax currently unless the shareholder's adjusted cost basis has been reduced to zero. Once a shareholder's adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains. Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The Trust is an open-end registered investment company under the 1940 Act. The Fund is not a regulated investment company under section 851 of the Internal Revenue Code, but rather a corporation regulated under subchapter C of the Code.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Tax Matters. The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and its investors. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts and, except as specifically provided under "Federal Income Taxation of Holders of the Fund's Shares — Non-U.S. Shareholders" below, foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a "U.S. Shareholder" means a beneficial owner of the Fund's shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S., any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The following discussion is based upon the Internal Revenue Code of 1986 (the ""Code""), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of a Fund's shares will depend on the particular facts of each investor's situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in a Fund's shares.

Federal Income Taxation of the Fund. Although the Code generally provides that a regulated investment company ("RIC") does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a RIC under Subchapter M of the Code because most or substantially all of the Fund's investments will consist of investments in MLP securities. The RIC tax rules therefore have no application to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative maximum tax exceeds the Fund's regular income tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs' taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Manager's review of the historic results of the types of MLPs in which the Fund invests, the Manager expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund's adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Manager's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund is subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, if cash distributions from an MLP to the Fund exceed the Fund's allocable share of such MLP's net taxable income, it will reduce the Fund's adjusted tax basis in the equity securities of the MLP. These reductions in the Fund's adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund will be subject to the alternative minimum tax.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Holders of the Fund's Shares — U.S. Shareholders
Receipt of Distributions — Distributions made to you the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund invests, the Manager anticipates that the distributed cash from the MLPs generally will exceed the Fund's share of the MLPs' taxable income. Consequently, the Manager anticipates that only a portion of the Fund's distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund's current and accumulated earnings and profits, your basis in the Fund's shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain. Such gain will be long-term capital gain if you have held the shares for more than one year.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund's earnings and profits. For example, the Fund's earnings and profits will be calculated using a depreciation method that is less favorable than the accelerated depreciation method used for calculating taxable income. This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund's taxable income for such year.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as "qualified dividend income." Under federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to non-corporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder's investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund's automatic dividend reinvestment plan, upon the Fund's payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

In general, individual U.S. Shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year ( i.e. , capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years. The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder's taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to "qualified dividends") and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as "qualified dividends"). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Shareholder's particular situation.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in a Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

Upon a redemption treated as a sale or exchange under the foregoing rules, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. An exchange of shares of the Fund for shares of another fund will be treated as a taxable sale of the Fund's shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.

An owner of the Fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of any of the Fund's shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in the Fund's shares by an investor that is a RIC will constitute qualifying income for the RIC. Furthermore, the Fund's shares will constitute "qualifying assets" to RICs, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund's shares owned by the RIC does not constitute more than 5% of the value of the total assets held by the RIC or more than 10% of the Fund's outstanding voting securities.

U.S. Shareholders who are individuals, estates or trusts must pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Fund shares if their taxable income exceeds certain thresholds. U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Federal Income Taxation of Holders of the Fund's Shares — Non-U.S. Shareholders
For purposes of this summary, the term "Non-U.S. Shareholder" means a beneficial owner of the Fund's shares that is not a U.S. Shareholder.

Any Non-U.S. Shareholder who is described in one of the cases described below is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Receipt of Distributions. Except as discussed below, distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder. Such distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for an applicable treaty), and the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

If the amount of a distribution exceeds a Non-U.S. Shareholder's allocable share of the Fund's current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder's tax basis in the Fund's shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder's allocable share of the Fund's current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder's tax basis in the Fund's shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in "Redemptions and Sales of Shares" below.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in the Fund, or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund's shares, except in the following cases:
•the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. (and, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.),
•the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a "tax home" in the U.S., or
•a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder's disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

In addition, under legislation known as "FACTA" (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of share redemptions it pays after December 31, 2016, to certain shareholders that fail to meet prescribed information reporting or certification requirements. Non-U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and sale or disposition of Fund shares.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a return of capital to shareholders, which is generally non-taxable. The Fund will notify you if this occurs. In such a case, you would need to reduce the cost of your shares for tax purposes, which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares. Any such distribution in excess of your cost basis in your shares will be treated as capital gain.

Cost Basis Reporting. The Fund is required to report to the Internal Revenue Service ("IRS"), and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2011 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the "cost basis" of such shares, (ii) the gross proceeds you received on the redemption and (iii) the "holding period" for the redeemed shares.

The Fund's default method for calculating the cost basis of covered shares is the first-in-first-out ("FIFO") method. Regular or C corporation shareholders may not select average cost as their cost basis method. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund's Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

     This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax advisor about the effect of an investment in the Fund on your particular tax situation and about any changes to the applicable law that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services, Ltd, the Fund's independent registered public accounting firm. Cohen Fund Audit Services, Ltd's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
	Year Ended	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,	November 30,
Class A	2013*	2012	2011	2010[1]
Per Share Operating Data
Net asset value, beginning of period	$10.67	$10.56	$10.74	$10.00
Income/(loss) from investment operations:
Net investment loss[2]	(0.07)	(0.07)	(0.07)	(0.03)
Return of capital[2]	0.44	0.43	0.44	0.30
Net realized and unrealized gain	1.66	0.46	0.14	0.96
Total from investment operations	2.03	0.82	(0.51)	1.23
Distributions to shareholders:
Return of capital	(0.71)	(0.71)	(0.69)	(0.49)
Net asset value, end of period	$11.99	$10.67	$10.56	$10.74

Total Return, at Net Asset Value[3]	19.32%	7.87%	4.85%	12.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$618,758	$207,631	$114,930	$45,575
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense	1.13%	1.14%	1.23%	1.45%
Expense (waivers)	(0.01%)	(0.04%)	(0.13%)	(0.35%)
Net of (waivers) and before deferred tax expense	1.12%[5]	1.10%	1.10%	1.10%
Deferred tax expense [6]	8.42%	4.14%	1.94%	14.65%
Total expense	9.54%	5.24%	3.04%	15.75%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax expense	(0.94%)	(1.07%)	(1.23%)	(1.08%)
Expense (waivers)	(0.01%)	(0.04%)	(0.13%)	(0.35%)
Net of (waivers) and before deferred tax expense	(0.93%)	(1.03%)	(1.10%)	(0.73%)
Deferred tax benefit[7]	0.33%	0.35%	0.41%	0.29%
Net investment loss	(0.60%)	(0.68%)	(0.69%)	(0.44%)
Portfolio Turnover Rate	2%	11%	10%	15%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2. Per share amounts calculated based on average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for less than full period.
5. Includes tax expense. Without tax expense, the net expense ratio would be 1.10%.
6. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,
Class C	2013*	2012	2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.64	$10.58	$10.90
Income/(loss) from investment operations:
Net investment loss[2]	(0.13)	(0.12)	(0.05)
Return of capital[2]	0.45	0.46	0.22
Net realized and unrealized gain/(loss)	1.62	0.43	(0.14)
Total from investment operations	1.94	0.77	0.03
Distributions to shareholders:
Return of capital	(0.71)	(0.71)	(0.35)
Net asset value, end of period	$11.87	$10.64	$10.58

Total Return, at Net Asset Value[3]	18.51%	7.36%	0.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$241,984	$123,372	$2,895
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense	1.89%	2.04%	4.29%
Expense (waivers)	(0.01%)	(0.19%)	(2.44%)
Net of (waivers) and before deferred tax expense	1.88%[5]	1.85%	1.85%
Deferred tax expense [6]	6.84%	3.88%	0.82%
Total expense	8.72%	5.73%	2.67%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax expense	(1.70%)	(1.96%)	(4.29%)
Expense (waivers)	(0.01%)	(0.19%)	(2.44%)
Net of (waivers) and before deferred tax expense	(1.69%)	(1.77%)	(1.85%)
Deferred tax benefit[7]	0.62%	0.63%	0.69%
Net investment loss	(1.07%)	(1.14%)	(1.16%)
Portfolio Turnover Rate	2%	11%	10%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Shares commenced operations at the close of business July 14, 2011.
2. Per share amounts calculated based on average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for less than full period.
5. Includes tax expense. Without tax expense, the net expense ratio would be 1.85%.
6. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

Year Ended
November 29,
Class I	2013*[1],2
Per Share Operating Data
Net asset value, beginning of period	$12.20
Income/(loss) from investment operations:
Net investment loss[3]	(0.04)
Return of capital[3]	0.00[4]
Net realized and unrealized gain	0.33
Total from investment operations	0.29
Distributions to shareholders:
Return of capital	(0.35)
Net asset value, end of period	$12.14

Total Return, at Net Asset Value[5]	2.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,247
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense	1.32%[7]
Deferred tax expense [8]	0.96%
Total expense	2.28%

Ratio of Investment Loss to Average Net Assets:[6]
Before deferred tax expense	(1.32%)
Deferred tax benefit[9]	0.46%
Net investment loss	(0.86%)
Portfolio Turnover Rate	2%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Shares commenced operations at the close of business June 28, 2013.
2. Effective June 28, 2013, Class I shares were renamed Class Y shares.
3. Per share amounts calculated based on average shares outstanding during the period.
4. Amount rounds to less than $0.005.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for less than full period.
7. Includes tax expense. Without tax expense, the net expense ratio would be 1.29%.
8. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

	Year Ended	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,	November 30,
Class Y	2013*[1]	2012[1]	2011[1]	2010[1],2
Per Share Operating Data
Net asset value, beginning of period	$10.77	$10.63	$10.78	$10.00
Income/(loss) from investment operations:
Net investment loss[3]	(0.05)	(0.06)	(0.06)	(0.02)
Return of capital[3]	0.43	0.44	0.43	0.30
Net realized and unrealized gain	1.71	0.47	0.17	0.99
Total from investment operations	2.09	0.85	0.54	1.27
Distributions to shareholders:
Return of capital	(0.71)	(0.71)	(0.69)	(0.49)
Net asset value, end of period	$12.15	$10.77	$10.63	$10.78

Total Return, at Net Asset Value[4]	19.71%	8.11%	5.12%	13.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,375,128	$733,082	$455,321	$186,270
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense	0.88%	0.88%	0.97%	1.52%
Expense (waivers)	(0.01%)	(0.03%)	(0.12%)	(0.71%)
Net of (waivers) and before deferred tax expense	0.87%[6]	0.85%	0.85%	0.81%
Deferred tax expense [7]	9.32%	4.20%	2.18%	14.52%
Total expense	10.19%	5.05%	3.03%	15.33%

Ratio of Investment Loss to Average Net Assets:[5]
Before (waivers) and deferred tax expense	(0.70%)	(0.81%)	(0.97%)	(1.19%)
Expense (waivers)	(0.01%)	(0.03%)	(0.12%)	(0.71%)
Net of (waivers) and before deferred tax expense	(0.69%)	(0.78%)	(0.85%)	(0.48%)
Deferred tax benefit[8]	0.25%	0.26%	0.31%	0.19%
Net investment loss	(0.44%)	(0.52%)	(0.54%)	(0.29%)
Portfolio Turnover Rate	2%	11%	10%	15%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Effective June 28, 2013, Class I shares were renamed Class Y shares.
2. The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3. Per share amounts calculated based on average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for less than full period.
6. Includes tax expense. Without tax expense, the net expense ratio would be 0.85%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

	Year Ended	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,	November 30,
Class W	2013*[1]	2012[1]	2011[1]	2010[1],2
Per Share Operating Data
Net asset value, beginning of period	$10.77	$10.62	$10.78	$10.00
Income/(loss) from investment operations:
Net investment loss[3]	(0.05)	(0.05)	(0.06)	(0.02)
Return of capital[3]	0.42	0.41	0.41	0.27
Net realized and unrealized gain	1.72	0.50	0.18	1.02
Total from investment operations	2.09	0.86	0.53	1.27
Distributions to shareholders:
Return of capital	(0.71)	(0.71)	(0.69)	(0.49)
Net asset value, end of period	$12.15	$10.77	$10.62	$10.78

Total Return, at Net Asset Value[4]	19.71%	8.21%	5.02%	13.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,357	$61,876	$89,244	$96,020
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense	0.87%	0.90%	0.97%	1.11%
Expense (waivers)	(0.01%)	(0.05%)	(0.12%)	(0.26%)
Net of (waivers) and before deferred tax expense	0.86%[6]	0.85%	0.85%	0.85%
Deferred tax expense [7]	10.74%	4.18%	1.88%	15.06%
Total expense	11.60%	5.03%	2.73%	15.91%

Ratio of Investment Loss to Average Net Assets:[5]
Before (waivers) and deferred tax expense	(0.70%)	(0.83%)	(0.96%)	(0.76%)
Expense (waivers)	(0.01%)	(0.05%)	(0.12%)	(0.26%)
Net of (waivers) and before deferred tax expense	(0.69%)	(0.78%)	(0.84%)	(0.50%)
Deferred tax benefit[8]	0.25%	0.26%	0.31%	0.20%
Net investment loss	(0.44%)	(0.52%)	(0.53%)	(0.30%)
Portfolio Turnover Rate	2%	11%	10%	15%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Effective June 28, 2013, Class Y shares were renamed Class W shares.
2. The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3. Per share amounts calculated based on average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for less than full period.
6. Includes tax expense. Without tax expense, the net expense ratio would be 0.85%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated November 30, 2013, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-22363 SP1383.001.0414

Oppenheimer
SteelPath MLP Alpha Fund

Prospectus dated March 28, 2014

NYSE Ticker Symbols
Class A	MLPAX
Class C	MLPGX
Class I	OSPAX
Class Y	MLPOX

Oppenheimer SteelPath MLP Alpha Fund is a mutual fund that seeks total return through exposure to the energy infrastructure Master Limited Partnership asset class.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer SteelPath MLP Alpha Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 16 of the prospectus and in the sections "How to Buy Shares" beginning on page 56 and "Appendix B" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.20%	0.20%	0.22%	0.19%
Deferred Income Tax Expense[1]	8.07%	6.91%	4.51%	9.27%
Total Annual Fund Operating Expenses	9.62%	9.21%	5.83%	10.56%
Fee Waiver and Expense Reimbursement[2]	(0.03%)	(0.03%)	None	(0.03%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	9.59%	9.18%	5.83%	10.53%
  The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter "C" corporation. As a "C" corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund's accrued deferred tax liability, if any, is reflected each day in the Fund's net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund's potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund's net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund' s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2013, the Fund had net operating gains of $251,347,729 and accrued $146,764,075 in net deferred tax expense primarily related to unrealized appreciation on investments.
  After discussions with the Fund's Board, the Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2015, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares. The Fund's Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement ("Net Expenses") will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund's deferred income tax expense is excluded from the expense cap, the Fund's Net Expenses for each class of shares is increased by the amount of this expense. The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may not be terminated or amended prior to March 29, 2015, unless approved by the Trust's Board of Trustees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$1458	$3109	$4611	$7800	$1458	$3109	$4611	$7800
Class C	$990	$2590	$4142	$7486	$899	$2590	$4142	$7486
Class I	$581	$1727	$2855	$5594	$581	$1727	$2855	$5594
Class Y	$1024	$2910	$4592	$8043	$1024	$2910	$4592	$8043

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of master limited partnerships ("MLPs"). MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Manager follows, approximately two-thirds trade on the New York Stock Exchange ("NYSE") and the rest trade on the NYSE Amex Equities ("Amex") or NASDAQ Stock Market ("NASDAQ").

The Fund seeks to achieve its investment objective by normally investing substantially all of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in a concentrated portfolio of approximaetly twenty MLPs that primarily derive their revenue from businesses involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal ("Midstream MLPs"). While the Fund principally invests in Midstream MLPs, it may invest in MLPs that primarily derive their revenue from other energy infrastructure assets and energy related assets or activities including: (1) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids; (2) the processing, treatment and refining of natural gas liquids and crude oil; and (3) owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may invest in MLPs of all market capitalization ranges. In addition, as a non-principal investment strategy, the Fund may invest in securities issued by open- and closed-end investment companies, including money market funds and the retail shares of actively-managed and index exchange-traded funds ("ETFs"), as well as cash and cash equivalents. The Fund may also purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes, or to collateralize cash. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Manager relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Manager's proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Manager generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. The Manager seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Manager will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Master Limited Partnerships. Investments in securities of master limited partnerships ("MLPs") involve risks that differ from investments in common stock, including risks related to a common unit holder's limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit holders to sell their common units at an undesirable time or price.

MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP's general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding shares of MLP common units.

MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder's investment.

Generally, the securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Main Risks of Energy Infrastructure and Energy Related Assets or Activities. Energy infrastructure MLPs are subject to risks specific to the energy and energy-related industries, including, but not limited to:  fluctuations in commodity prices may impact the volume of energy commodities transported, processed, stored or distributed; reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP; slowdowns in new construction and acquisitions can limit growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time, could adversely affect MLP revenues and cash flows; depletion of natural gas reserves or other commodities, if not replaced, could impact an MLP's ability to make distributions; changes in the regulatory environment could adversely affect the profitability of MLPs; extreme weather and environmental hazards could impact the value of MLP securities; rising interest rates could result in higher costs of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets could impact the market for MLPs.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Because the Fund invests primarily in securities of issuers in the energy industry or sector, it could experience greater volatility or may perform poorly during a downturn in that industry or sector because it is more susceptible to the economic, environmental and regulatory risks associated with that industry or sector than a Fund that invests more broadly.

Main Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.

Special Liquidity Risks of MLP Securities. Although MLPs trade publicly, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. When certain MLP securities experience limited trading volumes, they may experience abrupt or erratic price movements at times. Investments in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund's ability to take advantage of other market opportunities or to dispose of securities, which may affect adversely its ability to make dividend distributions.

Main Risks of Deferred Tax Liability. The Fund is classified for federal tax purposes as a taxable regular corporation (also referred to as a "C corporation") subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, as well as state and local income taxes. Election to be taxed as a C corporation rather than a regulated investment company is a relatively recent strategy for open-end registered investment companies. This strategy involves complicated accounting, tax, net asset value and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies, which could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and shareholders. Additionally, accounting, tax and valuation practices in this area are still developing, and there may not always be clear agreement among industry participants on the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which in turn could have significant adverse consequences on the Fund and shareholders.

As a C corporation the Fund accrues deferred income taxes for any future tax liability, reflected each day in the Fund's NAV, associated with its investments in MLPs. Current and deferred tax liabilities, if any, will depend upon net investment gains and losses and realized and unrealized gains and losses on investments, and therefore may vary greatly from year to year and day to day depending on the nature and performance of the Fund's investments and the general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances, subject to the Fund's modification of those estimates or assumptions as new information becomes available. The daily estimate of the Fund's deferred tax liability and/or asset balances used to calculate its NAV may vary dramatically from the Fund's actual tax liability. Actual income tax expense, if any, will be incurred over many years depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund's assets, prevailing tax rates, and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund's actual tax liability could have a material impact on the Fund's NAV to the extent that its actual tax liability differs from the estimated deferred tax liability.

Main Regulatory Risks. Changes in the laws, regulations or related interpretations relating to the Fund's tax treatment as a C corporation, or its investments in MLPs or other instruments, could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. As discussed above, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in the MLP itself being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution or the value of the Fund's investment. Due to the heavy state and federal regulations that an MLP's assets may be subject to, an MLP's profitability could be adversely impacted by changes in the regulatory environment.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return from a fund that concentrates its investments in energy infrastrucutre MLPs. Those investors should be willing to assume the risks of potentially significant short-term share price fluctuations and losses that are typical for a fund that concentrates investments in that industry and sector. Investors should consider buying shares of the Fund as part of a broader overall portfolio strategy. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/investors/overview/SteelPathMLPAlphaFund

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 14.59% (1st Qtr 13) and the lowest return was -4.11% (3rd Qtr 11). For the period from January 1, 2013 to December 31, 2013 the cumulative return (not annualized) before sales charges and taxes was 23.16%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Performance information for Class I shares (first offered June 28, 2013) will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years (or life of class, if less)
Class A (inception 3/31/10)
Return Before Taxes	16.09%	10.48%
Return After Taxes on Distributions	14.50%	10.07%
Return After Taxes on Distributions and Sale of Fund Shares	10.29%	8.20%
Class C (inception 8/25/11)	21.22%	14.61%
Class Y (inception 3/31/10)	23.35%	12.52%
S&P 500 Index	32.39%	15.40%[1]
(reflects no deduction for fees, expenses or taxes)		24.68%[2]
Alerian MLP Index	27.58%	18.83%[1]
(reflects no deduction for fees, expenses or taxes)		20.89%[2]
  From 3/31/10
  From 8/25/11

Investment Adviser. OFI SteelPath, Inc. (the "Manager") is the Fund's investment adviser.

Portfolio Managers. Stuart Cartner and Brian Watson have each been a portfolio manager of the Fund since its inception. Mr. Cartner has been a Vice President of the Fund since its inception. Mr. Watson has been a Vice President of the Fund since 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

     Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. The Fund intends to make distributions that will generally be taxable to you for federal and possibly state and local tax purposes as dividend income to the extent of your allocable share of the Fund's current or accumulated earnings and profits, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Master Limited Partnerships. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Manager follows, approximately two-thirds trade on the NYSE and the rest trade on Amex or NASDAQ. MLPs' disclosures are regulated by the SEC and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes Oxley Act of 2002.

To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986 ("Code"). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

The Fund may invest in Midstream, Upstream or Downstream MLPs. Investments in securities of MLPs involve risks that differ from an investment in common stock and debt.

  Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP's general partner.
  MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP's interests.
  General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.
  MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including a Fund's ownership interest.
  The Fund may derive substantially all or a portion of its cash flow from investments in equity or debt securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to its partners and the tax character of those distributions. Neither the Fund nor the Manager has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The Fund's investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

MLP Tax Risk.

  The Fund's ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of energy infrastructure companies in which it invests. The tax benefit you are expected to derive from the Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund's ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.
  The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and re-characterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund. In addition, there have been proposals for the elimination of tax incentives widely used by oil, gas and coal companies, and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the natural resources sector generally.
  The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. As a C corporation, the Fund will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund.

MLP Issuer Risk. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. ("NYSE") and the Nasdaq National Market System ("Nasdaq"). MLP common units can be purchased through open market transactions and underwritten offerings, but may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution ("MQD"), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.

Energy Infrastructure and Energy Related Assets or Activities. Energy infrastructure companies are subject to risks specific to the energy and energy-related industry. Risks inherent in the energy infrastructure business of MLPs include, but are not limited to, the following:

  Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. High quality MLPs are more able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs' performance and distributions are directly tied to commodity prices.
  The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.
  A decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.
  A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP's ability to make distributions if the reserves are not replaced.
  Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.
  MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows provided by MLPs that grow through acquisitions.
  The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.
  Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the Fund's portfolio securities investments. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.
  A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.
  Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Deferred Tax Liability. The Fund is treated as a regular corporation, or C corporation, for U.S. federal income tax purposes. As a result, the Fund will incur tax expenses. In calculating the Fund's daily net asset value, it will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund's daily NAV.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund's current and deferred tax liability, if any, will depend upon the Fund's net investment gains and losses and realized and unrealized gains and losses on investments and therefore could vary greatly from year to year and from day-to-day depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund's NAV. Upon a Fund's sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which would result in corporate income taxes imposed on the Fund.

As a regular C corporation, the Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund's future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund's NAV. To the extent the Fund has a net deferred tax asset balance, it will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of that Fund's deferred tax asset balance, is required. The Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund's assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carry forward periods and the associated risk that operating loss carry forwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to that Fund's investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund's forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carry forwards expire in twenty years and federal capital loss carry forwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund's NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund's daily NAV, the application of such final valuation allowance could have a material impact on the Fund's NAV.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.0% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2014 plus estimated state tax rate of 2.0%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Deferred Tax Calculation

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of a Fund's assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund's actual tax liability could have a material impact on the Fund's NAV.

The Fund's deferred tax liability and/or asset balances will be estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund's deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund's estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of each Fund's deferred tax liability and/or asset balances used to calculate each Fund's NAV could vary dramatically from each Fund's actual tax liability, and as a result, the determination of the Fund's actual tax liability may have a material impact on the Fund's NAV. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund's assets and other factors. The Fund's daily NAV calculation will be based on then current estimates and assumptions regarding the Fund's deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to that Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV per share, which may be material.

Distribution Policy Risk. The Fund's dividend distribution policy is intended to provide investors with a dividend distribution rate similar to owning MLPs directly. Under the policy, the Fund intends to pay out a consistent dividend that over time approximates the distributions received from the Fund's portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund's investment income and may not represent yield or investment return on the Fund's portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the Fund's expense ratio and over time the dividends paid in excess of distributions received could erode the Fund's net asset value. The Manager seeks to generate positive investment returns (net of fund expenses) to offset the effect of dividends paid in excess of distributions from underlying investments. The Fund tactically employs cash to seek to take advantage of market opportunities, which, if successfully implemented, may offset or exceed the NAV impact of paying dividends as if the Fund had been fully invested and held no cash. There is no guarantee that investment returns and the tactical deployment of cash will produce such a result, however, and the tactical use of cash causes the Fund's assets to be less fully invested than would otherwise be the case. There is also the risk that a decline in the financial markets, particularly the energy and related industry markets, could reduce investment return and that the assumptions underlying the estimates of cash flows from portfolio holdings could be inaccurate.

Due to the tax characterization of distributions made by MLPs, the Fund anticipates that a significant portion of its distributions will constitute a of return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital, rather than a qualified dividend, to the extent it exceeds the Fund's current and accumulated earnings and profits. Return of capital reduces a shareholder's adjusted cost basis in the Fund's shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling the Fund's shares and is not subject to tax currently unless the shareholder's adjusted cost basis has been reduced to zero. Once a shareholder's adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains.  A return of capital does not reflect positive investment performance.

Liquidity Risk. In certain situations, it may be difficult or impossible to value or sell promptly an investment at an acceptable price. This risk can be ongoing for any security that has a limited trading market or does not trade in large volumes. In addition, it may be difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when it is desirable to sell. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. This also may affect adversely the Fund's ability to make dividend distributions to you. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk.

     The Fund will not invest more than 15% of its net assets in illiquid securities.  The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Regulatory Risk. The Fund's investment strategy subjects it to certain regulatory risks. Changes in the laws, regulations and/or related interpretations relating to the Fund's tax treatment as a C corporation or investments in MLPs or other instruments could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. The tax benefit expected to be derived from the Fund's investments is largely dependent on the MLPs in which it invests being treated as partnerships for federal income tax purposes. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment, and consequently a shareholder's investment in the Fund and lower income. Because MLPs' assets are heavily regulated by federal and state governments an MLPs profitability could be adversely affected by changes in the regulatory environment.

Cash and Cash Equivalents. Cash and cash equivalents include certificates of deposit, bearer deposit notes, and bankers' acceptances. Under normal market conditions the Fund can invest up to 15% of its net assets in cash and cash equivalents, including shares of Oppenheimer Institutional Money Market Fund. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its investment objective.

Risks of Non-Diversification. The Fund is classified as a "non-diversified" fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk, however credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities.

Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. Equity markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

MLP Affiliates.  The Fund may invest in the debt and equity securities of MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may also invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. The Fund's investments in greenfield projects may distribute income. However, the Fund's investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. The Fund's investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

The Fund may also invest in Exchange Traded Funds (ETFs), which are subject to all the risks of investing in investment companies as described above. Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Private Equity and Debt Investments. The Fund can invest in private equity and debt investments, including traditional private equity control positions and minority investments in MLPs and energy infrastructure companies. Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission ("SEC") reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Pay-In-Kind Securities. Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Pay-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Derivative Investments. The Fund may at times invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks for hedging purposes or to seek investment return.

       Options, futures, forward contracts, swaps, "structured" notes, certain mortgage-related securities and event-linked bonds are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs.

Futures Contracts. The Fund can buy and sell futures contracts, including financial futures contracts, currency futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, the Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Fund's investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities or futures exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

Special Risks of Options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund sells a call option on an investment that the Fund owns (a "covered call") and the investment has increased in value when the call option is exercised, the Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

   "Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

Swap Transactions. Under financial reform legislation currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may affect counterparty risk and other risks faced by the Fund, and could result in increased margin requirements and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a clearing house, and the Fund faces the clearinghouse by means of a Fund account with a futures commission merchant that is a member of the clearinghouse. Because the regulations regarding centrally cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of clearinghouses and futures commission merchants, is unclear.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days' advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager and its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager and its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager has adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities.  The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

How the Fund is Managed

THE MANAGER. OFI SteelPath, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 2010. The Manager is located at 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201 and is a successor to SteelPath Fund Advisors, LLC ("SFA") and SteelPath Capital Management, LLC ("SCM"), which were established in 2009 and 2004, respectively.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.10% of the first $3 billion of average annual net assets of the Fund, 1.08% of the next $2 billion and 1.05% of average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. The Fund's advisory fee for the fiscal year ended November 30, 2013 was 1.10% of average annual net assets, before any applicable waivers.

After discussions with the Fund's Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding interest expenses, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales and extraordinary expenses, such as litigation expenses, if any) to annual rates of 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares, as calculated on the daily net assets of the Fund. The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The waiver does not apply to Class I shares. This fee waiver and/or expense reimbursement may not be amended or withdrawn prior to its expiration on March 29, 2015, unless approved by the Board. The Fund's other annual operating expenses may vary in future years.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's shareholder report for the period ended November 30, 2013.

Portfolio Managers. The Fund's portfolio is team managed by Stuart Cartner and Brian Watson, who are primarily responsible for the day-to-day management of the Fund's portfolio. Each have been portfolio managers of the Fund since its inception.

Mr. Cartner has been a Vice President of the Manager since 2012. Prior to joining the Manager, he was a member and portfolio manager of SFA since its formation in 2009 and SCM since 2007. Prior to joining SCM, Mr. Cartner was a Vice President in the Private Wealth Management Division of Goldman, Sachs & Co from 1988 to 2007. Mr. Cartner is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Watson has been a Vice President of the Manager since 2012. Prior to joining the Manager, he was a member, portfolio manager and Director of Research of SFA since its formation in 2009. Prior to joining SFA, from 2005 to 2009 Mr. Watson was a portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm. Mr. Watson is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee-based programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts unless you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class Y Shares. Class Y shares are offered only to institutional investors, wrap fee-based programs and eligible employees. Prior to June 28, 2013, the Fund's Class Y shares were known as Class I shares. See "About Class Y Shares" below.
Class I Shares. Class I shares are available only to certain institutional investors. If you buy Class I shares, you will neither pay any sales charge at the time of purchase, nor pay an ongoing asset-based sales charge. See "About Class I Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment. You can buy most Fund share classes with a minimum initial investment of $1,000. For Class I shares the minimum initial investment is $5 million per account. The Class I share minimum initial investment is waived for retirement plan service provider platforms. Reduced initial minimums are available for other share classes in certain circumstances, including the following:

  Traditional and Roth IRA accounts as well as Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500.
  For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment.

There are no subsequent purchase minimums.

Minimum Account Balance. The minimum account balance on Fund accounts is $500.  Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.  No minimum balance fee is assessed on any Fund account.

      The minimum account balance for Class I shares is $2.5 million. If a Class I account balance falls below $2.5 million, the account may be involuntarily redeemed or converted into a Class Y share account. This minimum balance policy does not apply to accounts for which the minimum initial investment is waived.

Choosing a Share Class.  Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon, you should consider investing in Class C shares. That is because the effect of the initial sales charge on Class A shares may be greater than the effect of the ongoing asset-based sales charge on Class C shares over the short-term. The Class C contingent deferred sales charge does not apply to redemptions of shares held for more than one year.
  Investing for the Longer Term. If you have a longer-term investment horizon, Class A shares may be more appropriate. That is because the effect of the ongoing asset-based sales charge on Class C shares might be greater than the effect of the initial sales charge on Class A shares, regardless of the amount of your investment.
  Amount of Your Investment.  Your choice will also depend on how much you plan to invest. If you plan to invest more than $100,000, and as your investment horizon increases, Class C shares might not be as advantageous as Class A shares. That is because the effect of the ongoing asset-based sales charge on Class C shares may be greater than the effect of the reduced front-end sales charge on Class A share purchases of $100,000 or more. For an investor who is eligible to purchase Class I shares, that share class will be the most advantageous. For other investors who invest $1 million or more, Class A shares will be the most advantageous choice in most cases, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for more than $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class A and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Distributor also may pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts.

About Class A Shares. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of "qualified shares" of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.

Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the "Program Manager" or "Program Distributor" are "qualified shares" for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are "qualified shares" for satisfying the terms of a Right of Accumulation, but are not "qualified shares" for satisfying the terms of a Letter of Intent. Purchases of Class N, Class Y or Class I shares of Oppenheimer funds, purchases under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.

Effective July 1, 2014, any references to "Class N" in the Fund's Prospectus and SAI, including the appendix to the SAI, are deleted and replaced with references to "Class R".

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted.  In totaling your holdings, you may count shares held in:
    your individual accounts (including IRAs, 403(b) plans and eligible college savings programs), your joint accounts with your spouse,
    accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. The Transfer Agent will retain the provided values of the qualified share holdings, and apply that Right of Accumulation to future purchases, until any subsequent changes in those qualified share holdings are reported to the Transfer Agent. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying college savings program purchases or purchases through other financial intermediaries.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except as described in an Appendix to the Statement of Additional Information). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Due to the special tax characteristics of the Fund because of its investment primarily in MLPs, investment within a retirement account may present special considerations that would not apply within a non-retirement account. Before investing, investors are strongly encouraged to consult a qualified tax expert or financial advisor.

About Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12-month "holding period" from the date of purchase, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class Y Shares. Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:

  Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment advisor or other financial intermediary;
  "Institutional investors" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices; and
  Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.

About Class I Shares. Class I shares are sold at net asset value per share without a sales charge and are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:

  make a minimum initial investment of $5 million or more per account (waived for retirement plan service provider platforms);
  trade through an omnibus, trust, or similar pooled account; and
  be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices.

Eligible Class I investors will not receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finder's fees," administrative fees or other similar fees on Class I shares. Class I shares are not available directly to individual investors. Individual shareholders who purchase Class I shares through retirement plans or financial intermediaries will not be eligible to hold Class I shares outside of their respective retirement plan or financial intermediary platform.

An institutional investor that buys Class I shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office), and most of the special account features available to investors buying other classes of shares, do not apply to Class I shares.

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

The Price of Fund Shares. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Treatment of Deferred Tax Liability. Because the Fund is treated as a regular corporation, or C corporation, for U.S. federal income tax purposes, it will incur tax expenses. In calculating the Fund's daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund's daily NAV. See "Deferred Tax Liability" discussed earlier in this Prospectus.

       Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

       Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.
You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period. The contingent deferred sales charge applicable to the share class of the Fund you exchange into will apply to the acquired shares.

Sales Charge Waivers. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares that occurred within the previous three months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in or if the selected Oppenheimer fund or share class is no longer offered, your investments will be made in Class A shares of Oppenheimer Money Market Fund. This policy does not apply to purchases by or for certain retirement plans or accounts. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker dealer, Class A shares (and, for eligible institutional investors, Class Y or Class I shares) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Frequent Purchase, Redemption and Exchange Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchase, redemption or exchanges of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase, redemption or exchange activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" below.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases, redemptions or exchanges that may have negative impacts to a Fund. In addition, the implementation of the Funds' policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases, redemptions or exchanges, other purchases and sales of Fund shares may have adverse effects on the management of a Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases, redemptions or exchanges.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Right to Refuse Any Purchase and/or Exchange Orders. The Fund may refuse, or cancel as permitted by law, any purchase or exchange order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order. If a shareholder has engaged in purchases and redemptions of shares that would have been prohibited had the activity been attempted as an exchange, that shareholder may be prohibited from purchasing new Fund shares unless the Fund determines that such activity is not frequent trading activity.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases, redemptions and exchanges, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Omnibus Accounts. Underlying shareholder or account data, including individual transactions, in "omnibus" or "street name" accounts ("omnibus accounts") in the name of a broker-dealer or other financial intermediaries are often not disclosed to a Fund, which may make it difficult for a Fund to monitor for frequent trading activity. Financial intermediaries holding omnibus accounts where underlying shareholder or account data is not disclosed to a Fund will, generally, enter into written agreements which require the financial intermediaries to provide such data at the Fund's request. Overall purchase and redemption activity in omnibus accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Financial intermediaries will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a financial intermediary's more restrictive policy is applied, the Fund will rely on the intermediary to monitor frequent trading activity in accordance with its policy. For other financial intermediaries, the Fund will request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases or exchanges of Fund shares by a financial intermediary or by some or all of its clients.

30-Day Exchange Limit. In addition to the discretionary ability to limit or reject any order to purchase or exchange shares of a Fund at any time, if a shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days.

Exceptions to 30-Day Exchange Limit

  Exchanges Into Money Market Funds. A shareholder will be permitted to exchange shares of a Fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the Fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Fund may limit or refuse any exchange order from a money market fund in its discretion pursuant to this policy.
  Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day exchange limit as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.  Class Y share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor's designated financial intermediary.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has an agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

Investment Plans and Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group omnibus retirement plan. Purchase, redemption, exchange and transfer requests for a group omnibus retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.
  SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  "Single K" Plans. These are 401(k) plans for self-employed individuals.
  Qualified Plans. These plans are designed for businesses and self-employed individuals.

      Class I shares are only available to plans that make an initial investment of $5 million or more (per account) or to retirement plan service provider platforms.

Due to the special tax characteristics of the Fund because of its investment primarily in MLPs, investment within a retirement account may present special considerations that would not apply within a non-retirement account. Before investing, investors are strongly encouraged to consult a qualified tax expert or financial advisor.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. In order to sign up for eDocs Direct, you need to register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares that reimburses the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plan for Class C Shares. The Fund has adopted Distribution and Service Plans for Class C shares to pay the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the plan, the Fund pays the Distributor an asset-based sales charge for Class C shares calculated at an annual rate of 0.75% of the daily net assets of that class. The Fund also pays a service fee under the plan at an annual rate of 0.25% of the daily net assets of Class C. Altogether, these fees increase the Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. The Fund does not pay any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finders fees," administrative fees or other similar fees with respect to Class I shares and the Manager and the Distributor do not normally make payments out of their own resources and/or assets, with respect to that share class. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and insurance companies that offer variable annuity or variable life insurance products, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Under the Fund's dividend policy, the Fund intends to pay out a consistent dividend that over time approximates the distributions received from the Fund's portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. It is the policy of the Fund to distribute quarterly substantially all of the distributions received from its underlying portfolio investments. The amounts the Fund actually distributes are based on estimates of the amounts the Fund would receive from the underlying MLPs if the Fund was 100% invested at all times and held no cash. The Fund does however hold cash from time to time for a variety of purposes, including to meet redemptions and to purchase securities at times the Manager believes such purchases will produce optimal investment returns. Because the Fund's policy is to pay consistent dividends based on estimated income from investments and future cash flows, a Fund's dividends may exceed the amount the Fund actually receives from its portfolio investments. In particular, since its inception, the Fund has regularly paid dividends in excess of the distributions received from underlying MLPs. The Fund may make such dividend payments in the future. To the extent that the dividends paid exceed the distributions the Fund receives, the dividends reduce the Funds' net asset value. The Manager seeks to generate positive investment returns net of Fund expenses that will exceed and therefore offset the NAV impact of dividends the Fund pays in excess of the distributions it receives from its underlying investments. The Manager further believes that maintaining a stable dividend distribution policy and strategically deploying cash to pursue investment opportunities are in the best interest of shareholders. There is no guarantee, however, that the Fund's investment returns will exceed fund expenses by an amount sufficient to offset the NAV impact of dividends paid in excess of distributions received. For more information regarding the risks of the Fund's distribution policy, please see "Distribution Policy Risk" in this prospectus.

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. In general, a dividend will constitute a return of capital, rather than a qualified dividend, to the extent it exceeds a Fund's current and accumulated earnings and profits. Return of capital reduces a shareholder's adjusted cost basis in a Fund's shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling of the Fund's shares and is not subject to tax currently unless the shareholder's adjusted cost basis has been reduced to zero. Once a shareholder's adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains. Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The Trust is an open-end registered investment company under the 1940 Act. The Fund is not a regulated investment company under section 851 of the Internal Revenue Code, but rather a corporation regulated under subchapter C of the Code.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Tax Matters. The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and its investors. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts and, except as specifically provided under "Federal Income Taxation of Holders of the Fund's Shares — Non-U.S. Shareholders" below, foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a "U.S. Shareholder" means a beneficial owner of the Fund's shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S., any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The following discussion is based upon the Internal Revenue Code of 1986 (the ""Code""), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of a Fund's shares will depend on the particular facts of each investor's situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in a Fund's shares.

Federal Income Taxation of the Fund. Although the Code generally provides that a regulated investment company ("RIC") does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a RIC under Subchapter M of the Code because most or substantially all of the Fund's investments will consist of investments in MLP securities. The RIC tax rules therefore have no application to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative maximum tax exceeds the Fund's regular income tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs' taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Manager's review of the historic results of the types of MLPs in which the Fund invests, the Manager expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund's adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Manager's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund is subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, if cash distributions from an MLP to the Fund exceed the Fund's allocable share of such MLP's net taxable income, it will reduce the Fund's adjusted tax basis in the equity securities of the MLP. These reductions in the Fund's adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund will be subject to the alternative minimum tax.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Holders of the Fund's Shares — U.S. Shareholders
Receipt of Distributions — Distributions made to you the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund invests, the Manager anticipates that the distributed cash from the MLPs generally will exceed the Fund's share of the MLPs' taxable income. Consequently, the Manager anticipates that only a portion of the Fund's distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund's current and accumulated earnings and profits, your basis in the Fund's shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain. Such gain will be long-term capital gain if you have held the shares for more than one year.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund's earnings and profits. For example, the Fund's earnings and profits will be calculated using a depreciation method that is less favorable than the accelerated depreciation method used for calculating taxable income. This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund's taxable income for such year.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as "qualified dividend income." Under federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to non-corporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder's investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund's automatic dividend reinvestment plan, upon the Fund's payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

In general, individual U.S. Shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year ( i.e. , capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years. The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder's taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to "qualified dividends") and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as "qualified dividends"). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Shareholder's particular situation.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in a Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

Upon a redemption treated as a sale or exchange under the foregoing rules, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. An exchange of shares of the Fund for shares of another fund will be treated as a taxable sale of the Fund's shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.

An owner of the Fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of any of the Fund's shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in the Fund's shares by an investor that is a RIC will constitute qualifying income for the RIC. Furthermore, the Fund's shares will constitute "qualifying assets" to RICs, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund's shares owned by the RIC does not constitute more than 5% of the value of the total assets held by the RIC or more than 10% of the Fund's outstanding voting securities.

U.S. Shareholders who are individuals, estates or trusts must pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Fund shares if their taxable income exceeds certain thresholds. U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Federal Income Taxation of Holders of the Fund's Shares — Non-U.S. Shareholders
For purposes of this summary, the term "Non-U.S. Shareholder" means a beneficial owner of the Fund's shares that is not a U.S. Shareholder.

Any Non-U.S. Shareholder who is described in one of the cases described below is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Receipt of Distributions. Except as discussed below, distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder. Such distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for an applicable treaty), and the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

If the amount of a distribution exceeds a Non-U.S. Shareholder's allocable share of the Fund's current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder's tax basis in the Fund's shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder's allocable share of the Fund's current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder's tax basis in the Fund's shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in "Redemptions and Sales of Shares" below.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in the Fund, or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund's shares, except in the following cases:
•the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. (and, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.),
•the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a "tax home" in the U.S., or
•a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder's disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

In addition, under legislation known as "FACTA" (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of share redemptions it pays after December 31, 2016, to certain shareholders that fail to meet prescribed information reporting or certification requirements. Non-U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and sale or disposition of Fund shares.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a return of capital to shareholders, which is generally non-taxable. The Fund will notify you if this occurs. In such a case, you would need to reduce the cost of your shares for tax purposes, which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares. Any such distribution in excess of your cost basis in your shares will be treated as capital gain.

Cost Basis Reporting. The Fund is required to report to the Internal Revenue Service ("IRS"), and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2011 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the "cost basis" of such shares, (ii) the gross proceeds you received on the redemption and (iii) the "holding period" for the redeemed shares.

The Fund's default method for calculating the cost basis of covered shares is the first-in-first-out ("FIFO") method. Regular or C corporation shareholders may not select average cost as their cost basis method. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund's Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

     This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax advisor about the effect of an investment in the Fund on your particular tax situation and about any changes to the applicable law that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services, Ltd, the Fund's independent registered public accounting firm. Cohen Fund Audit Services, Ltd's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
	Year Ended	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,	November 30,
Class A	2013*	2012	2011	2010[1]
Per Share Operating Data
Net asset value, beginning of period	$10.70	$10.38	$10.71	$10.00
Income/(loss) from investment operations:
Net investment loss[2]	(0.11)	(0.10)	(0.10)	(0.05)
Return of capital[2]	0.42	0.41	0.43	0.28
Net realized and unrealized gain	1.72	0.70	0.02	0.97
Total from investment operations	2.03	1.01	0.35	1.20
Distributions to shareholders:
Return of capital	(0.69)	(0.69)	(0.68)	(0.49)
Net asset value, end of period	$12.04	$10.70	$10.38	$10.71

Total Return, at Net Asset Value[3]	19.29%	9.93%	3.32%	12.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,154,926	$193,974	$108,422	$31,525
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense	1.55%	1.58%	1.67%	1.94%
Expense (waivers)	(0.03%)	(0.08%)	(0.17%)	(0.44%)
Net of (waivers) and before deferred tax expense	1.52%[5]	1.50%	1.50%	1.50%
Deferred tax expense [6]	8.07%	5.55%	1.68%	12.93%
Total expense	9.59%	7.05%	3.18%	14.43%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax expense	(1.52%)	(1.57%)	(1.67%)	(1.59%)
Expense (waivers)	(0.03%)	(0.08%)	(0.17%)	(0.44%)
Net of (waivers) and before deferred tax expense	(1.49%)	(1.49%)	(1.50%)	(1.15%)
Deferred tax benefit[7]	0.54%	0.53%	0.56%	0.46%
Net investment loss	(0.95%)	(0.96%)	(0.94%)	(0.69%)
Portfolio Turnover Rate	9%	15%	14%	7%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2. Per share amounts calculated based on average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for less than full period.
5. Includes tax expense. Without tax expense, the net expense ratio would be 1.50%.
6. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,
Class C	2013*	2012	2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.64	$10.40	$10.05
Income/(loss) from investment operations:
Net investment loss[2]	(0.17)	(0.15)	(0.04)
Return of capital[2]	0.42	0.44	0.14
Net realized and unrealized gain	1.69	0.64	0.42
Total from investment operations	1.94	0.93	0.52
Distributions to shareholders:
Return of capital	(0.69)	(0.69)	(0.17)
Net asset value, end of period	$11.89	$10.64	$10.40

Total Return, at Net Asset Value[3]	18.54%	9.12%	5.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$451,351	$14,593	$316
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense	2.30%	2.63%	22.80%
Expense (waivers)	(0.03%)	(0.38%)	(20.55%)
Net of (waivers) and before deferred tax expense	2.27%[5]	2.25%	2.25%
Deferred tax expense [6]	6.91%	5.29%	12.37%
Total expense	9.18%	7.54%	14.62%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax expense	(2.27%)	(2.63%)	(22.80%)
Expense (waivers)	(0.03%)	(0.38%)	(20.55%)
Net of (waivers) and before deferred tax expense	(2.24%)	(2.25%)	(2.25%)
Deferred tax benefit[7]	0.82%	0.81%	0.84%
Net investment loss	(1.42%)	(1.44%)	(1.41%)
Portfolio Turnover Rate	9%	15%	14%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Shares commenced operations at the close of business August 25, 2011.
2. Per share amounts calculated based on average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for less than full period.
5. Includes tax expense. Without tax expense, the net expense ratio would be 2.25%.
6. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

Year Ended
November 29,
Class I	2013*[1],2
Per Share Operating Data
Net asset value, beginning of period	$12.15
Income/(loss) from investment operations:
Net investment loss[3]	(0.04)
Return of capital[3]	0.19
Net realized and unrealized gain	0.21
Total from investment operations	0.36
Distributions to shareholders:
Return of capital	(0.34)
Net asset value, end of period	$12.17

Total Return, at Net Asset Value[4]	3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73
Ratio of Expenses to Average Net Assets:[5]
Before deferred tax expense	1.32%[6]
Deferred tax expense [7]	4.51%
Total expense	5.83%

Ratio of Investment Loss to Average Net Assets:[5]
Before deferred tax expense	(1.29%)
Deferred tax benefit[8]	0.46%
Net investment loss	(0.83%)
Portfolio Turnover Rate	9%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Shares commenced operations at the close of business June 28, 2013.
2. Effective June 28, 2013, Class I shares were renamed Class Y shares.
3. Per share amounts calculated based on average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for less than full period.
6. Includes tax expense. Without tax expense, the net expense ratio would be 1.30%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

	Year Ended	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,	November 30,
Class Y	2013*[1]	2012[1]	2011[1]	2010[1],2
Per Share Operating Data
Net asset value, beginning of period	$10.78	$10.43	$10.73	$10.00
Income/(loss) from investment operations:
Net investment loss[3]	(0.10)	(0.09)	(0.08)	(0.04)
Return of capital[3]	0.41	0.40	0.42	0.27
Net realized and unrealized gain	1.78	0.73	0.04	0.99
Total from investment operations	2.09	1.04	0.38	1.22
Distributions to shareholders:
Return of capital	(0.69)	(0.69)	(0.68)	(0.49)
Net asset value, end of period	$12.18	$10.78	$10.43	$10.73

Total Return, at Net Asset Value[4]	19.72%	10.18%	3.60%	12.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,218,475	$613,704	$452,154	$168,652
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense	1.29%	1.29%	1.37%	1.54%
Expense (waivers)	(0.03%)	(0.04%)	(0.12%)	(0.29%)
Net of (waivers) and before deferred tax expense	1.26%[6]	1.25%	1.25%	1.25%
Deferred tax expense [7]	9.27%	5.60%	0.75%	13.14%
Total expense	10.53%	6.85%	2.00%	14.39%

Ratio of Investment Loss to Average Net Assets:[5]
Before (waivers) and deferred tax expense	(1.26%)	(1.29%)	(1.37%)	(1.20%)
Expense (waivers)	(0.03%)	(0.04%)	(0.12%)	(0.29%)
Net of (waivers) and before deferred tax expense	(1.23%)	(1.25%)	(1.25%)	(0.91%)
Deferred tax benefit[8]	0.45%	0.44%	0.46%	0.36%
Net investment loss	(0.78%)	(0.81%)	(0.79%)	(0.55%)
Portfolio Turnover Rate	9%	15%	14%	7%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Effective June 28, 2013, Class I shares were renamed Class Y shares.
2. The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3. Per share amounts calculated based on average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for less than full period.
6. Includes tax expense. Without tax expense, the net expense ratio would be 1.25%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated November 30, 2013, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-22363 SP1387.001.0414

Oppenheimer
SteelPath MLP Income Fund

Prospectus dated March 28, 2014

NYSE Ticker Symbols
Class A	MLPDX
Class C	MLPRX
Class I	OSPMX
Class Y	MLPZX

Oppenheimer SteelPath MLP Income Fund is a mutual fund that seeks total return through exposure to the energy infrastructure Master Limited Partnership asset class.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer SteelPath MLP Income Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 16 of the prospectus and in the sections "How to Buy Shares" beginning on page 56 and "Appendix B" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.22%	0.23%	0.21%	0.23%
Deferred Income Tax Expense[1]	6.97%	5.39%	2.23%	6.68%
Total Annual Fund Operating Expenses	8.39%	7.57%	3.39%	7.86%
Fee Waiver and Expense Reimbursement[2]	(0.07%)	(0.07%)	None	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	8.32%	7.50%	3.39%	7.79%
  The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter "C" corporation. As a "C" corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund's accrued deferred tax liability, if any, is reflected each day in the Fund's net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund's potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund's net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund' s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2013, the Fund had net operating gains of $168,982,503 and accrued $97,492,809 in net deferred tax expense primarily related to unrealized appreciation on investments.
  After discussions with the Fund's Board, the Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2015, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares. The Fund's Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement ("Net Expenses") will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund's deferred income tax expense is excluded from the expense cap, the Fund's Net Expenses for each class of shares is increased by the amount of this expense. The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may not be terminated or amended prior to March 29, 2015, unless approved by the Fund's Board of Trustees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$1346	$2824	$4203	$7262	$1346	$2824	$4203	$7262
Class C	$834	$2179	$3545	$6663	$741	$2179	$3545	$6663
Class I	$342	$1042	$1765	$3676	$342	$1042	$1765	$3676
Class Y	$768	$2253	$3654	$6821	$768	$2253	$3654	$6821

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of master limited partnerships ("MLPs"). MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Manager follows, approximately two-thirds trade on the New York Stock Exchange ("NYSE") and the rest trade on the NYSE Amex Equities ("Amex") or NASDAQ Stock Market ("NASDAQ").

The Fund seeks to achieve its investment objective by normally investing substantially all of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in larger, more liquid energy MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal ("Midstream MLPs"), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids ("Upstream MLPs"), (iii) that process, treat, and refine natural gas liquids and crude oil ("Downstream MLPs"), and (iv) engaged in owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel ("Other Energy MLPs"). While the Fund principally invests in larger, more liquid MLPs, it may invest in MLPs of all market capitalization ranges. In addition, as a non-principal investment strategy, the Fund may invest in securities issued by open- and closed-end investment companies, including money market funds and the retail shares of actively-managed and index exchange-traded funds ("ETFs"), as well as cash and cash equivalents. The Fund may also purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes or to collateralize cash. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Manager relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Manager's proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Manager generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. The Manager seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team, and which are not overly exposed to changes in commodity prices. The Manager will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Master Limited Partnerships. Investments in securities of master limited partnerships ("MLPs") involve risks that differ from investments in common stock, including risks related to a common unit holder's limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit holders to sell their common units at an undesirable time or price.

MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP's general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding shares of MLP common units.

MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder's investment.

Generally, the securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Main Risks of Energy Infrastructure and Energy Related Assets or Activities. Energy infrastructure MLPs are subject to risks specific to the energy and energy-related industries, including, but not limited to:  fluctuations in commodity prices may impact the volume of energy commodities transported, processed, stored or distributed; reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP; slowdowns in new construction and acquisitions can limit growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time, could adversely affect MLP revenues and cash flows; depletion of natural gas reserves or other commodities, if not replaced, could impact an MLP's ability to make distributions; changes in the regulatory environment could adversely affect the profitability of MLPs; extreme weather and environmental hazards could impact the value of MLP securities; rising interest rates could result in higher costs of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets could impact the market for MLPs.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Because the Fund invests primarily in securities of issuers in the energy industry or sector, it could experience greater volatility or may perform poorly during a downturn in that industry or sector because it is more susceptible to the economic, environmental and regulatory risks associated with that industry or sector than a Fund that invests more broadly.

Main Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.

Special Liquidity Risks of MLP Securities. Although MLPs trade publicly, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. When certain MLP securities experience limited trading volumes, they may experience abrupt or erratic price movements at times. Investments in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund's ability to take advantage of other market opportunities or to dispose of securities, which may affect adversely its ability to make dividend distributions.

Main Risks of Deferred Tax Liability. The Fund is classified for federal tax purposes as a taxable regular corporation (also referred to as a "C corporation") subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, as well as state and local income taxes. Election to be taxed as a C corporation rather than a regulated investment company is a relatively recent strategy for open-end registered investment companies. This strategy involves complicated accounting, tax, net asset value and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies, which could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and shareholders. Additionally, accounting, tax and valuation practices in this area are still developing, and there may not always be clear agreement among industry participants on the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which in turn could have significant adverse consequences on the Fund and shareholders.

As a C corporation the Fund accrues deferred income taxes for any future tax liability, reflected each day in the Fund's NAV, associated with its investments in MLPs. Current and deferred tax liabilities, if any, will depend upon net investment gains and losses and realized and unrealized gains and losses on investments, and therefore may vary greatly from year to year and day to day depending on the nature and performance of the Fund's investments and the general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances, subject to the Fund's modification of those estimates or assumptions as new information becomes available. The daily estimate of the Fund's deferred tax liability and/or asset balances used to calculate its NAV may vary dramatically from the Fund's actual tax liability. Actual income tax expense, if any, will be incurred over many years depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund's assets, prevailing tax rates, and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund's actual tax liability could have a material impact on the Fund's NAV to the extent that its actual tax liability differs from the estimated deferred tax liability.

Main Regulatory Risks. Changes in the laws, regulations or related interpretations relating to the Fund's tax treatment as a C corporation, or its investments in MLPs or other instruments, could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. As discussed above, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in the MLP itself being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution or the value of the Fund's investment. Due to the heavy state and federal regulations that an MLP's assets may be subject to, an MLP's profitability could be adversely impacted by changes in the regulatory environment.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return from a fund that concentrates its investments in energy infrastrucutre MLPs. Those investors should be willing to assume the risks of potentially significant short-term share price fluctuations and losses that are typical for a fund that concentrates investments in that industry and sector. Investors should consider buying shares of the Fund as part of a broader overall portfolio strategy. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/investors/overview/SteelPathMLPIncomeFund

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 14.18% (1st Qtr 13) and the lowest return was -6.19% (3rd Qtr 11). For the period from January 1, 2013 to December 31, 2013 the cumulative return (not annualized) before sales charges and taxes was 23.47%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Performance information for Class I shares (first offered June 28, 2013) will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years (or life of class, if less)
Class A (inception 3/31/10)
Return Before Taxes	16.35%	8.69%
Return After Taxes on Distributions	14.36%	8.09%
Return After Taxes on Distributions and Sale of Fund Shares	10.70%	6.73%
Class C (inception 6/10/11)	21.48%	8.47%
Class Y (inception 3/31/10)	23.72%	10.68%
S&P 500 Index	32.39%	15.40%[1]
(reflects no deduction for fees, expenses or taxes)		18.34%[2]
Alerian MLP Index	27.58%	18.83%[1]
(reflects no deduction for fees, expenses or taxes)		16.52%[2]
  From 3/31/10
  From 6/10/11

Investment Adviser. OFI SteelPath, Inc. (the "Manager") is the Fund's investment adviser.

Portfolio Managers. Stuart Cartner and Brian Watson have each been a portfolio manager of the Fund since its inception. Mr. Cartner has been a Vice President of the Fund since its inception. Mr. Watson has been a Vice President of the Fund since 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

     Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. The Fund intends to make distributions that will generally be taxable to you for federal and possibly state and local tax purposes as dividend income to the extent of your allocable share of the Fund's current or accumulated earnings and profits, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Master Limited Partnerships. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Manager follows, approximately two-thirds trade on the NYSE and the rest trade on Amex or NASDAQ. MLPs' disclosures are regulated by the SEC and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes Oxley Act of 2002.

To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986 ("Code"). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

The Fund may invest in Midstream, Upstream or Downstream MLPs. Investments in securities of MLPs involve risks that differ from an investment in common stock and debt.

  Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP's general partner.
  MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP's interests.
  General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.
  MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including a Fund's ownership interest.
  The Fund may derive substantially all or a portion of its cash flow from investments in equity or debt securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to its partners and the tax character of those distributions. Neither the Fund nor the Manager has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The Fund's investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

MLP Tax Risk.

  The Fund's ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of energy infrastructure companies in which it invests. The tax benefit you are expected to derive from the Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund's ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.
  The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and re-characterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund. In addition, there have been proposals for the elimination of tax incentives widely used by oil, gas and coal companies, and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the natural resources sector generally.
  The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. As a C corporation, the Fund will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund.

MLP Issuer Risk. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. ("NYSE") and the Nasdaq National Market System ("Nasdaq"). MLP common units can be purchased through open market transactions and underwritten offerings, but may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution ("MQD"), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.

Energy Infrastructure and Energy Related Assets or Activities. Energy infrastructure companies are subject to risks specific to the energy and energy-related industry. Risks inherent in the energy infrastructure business of MLPs include, but are not limited to, the following:

  Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. High quality MLPs are more able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs' performance and distributions are directly tied to commodity prices.
  The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.
  A decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.
  A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP's ability to make distributions if the reserves are not replaced.
  Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.
  MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows provided by MLPs that grow through acquisitions.
  The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.
  Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the Fund's portfolio securities investments. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.
  A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.
  Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Deferred Tax Liability. The Fund is treated as a regular corporation, or C corporation, for U.S. federal income tax purposes. As a result, the Fund will incur tax expenses. In calculating the Fund's daily net asset value, it will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund's daily NAV.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund's current and deferred tax liability, if any, will depend upon the Fund's net investment gains and losses and realized and unrealized gains and losses on investments and therefore could vary greatly from year to year and from day-to-day depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund's NAV. Upon a Fund's sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which would result in corporate income taxes imposed on the Fund.

As a regular C corporation, the Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund's future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund's NAV. To the extent the Fund has a net deferred tax asset balance, it will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of that Fund's deferred tax asset balance, is required. The Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund's assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carry forward periods and the associated risk that operating loss carry forwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to that Fund's investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund's forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carry forwards expire in twenty years and federal capital loss carry forwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund's NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund's daily NAV, the application of such final valuation allowance could have a material impact on the Fund's NAV.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.0% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2014 plus estimated state tax rate of 2.0%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Deferred Tax Calculation

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of a Fund's assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund's actual tax liability could have a material impact on the Fund's NAV.

The Fund's deferred tax liability and/or asset balances will be estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund's deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund's estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of each Fund's deferred tax liability and/or asset balances used to calculate each Fund's NAV could vary dramatically from each Fund's actual tax liability, and as a result, the determination of the Fund's actual tax liability may have a material impact on the Fund's NAV. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund's assets and other factors. The Fund's daily NAV calculation will be based on then current estimates and assumptions regarding the Fund's deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to that Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV per share, which may be material.

Distribution Policy Risk. The Fund's dividend distribution policy is intended to provide investors with a dividend distribution rate similar to owning MLPs directly. Under the policy, the Fund intends to pay out a consistent dividend that over time approximates the distributions received from the Fund's portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund's investment income and may not represent yield or investment return on the Fund's portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the Fund's expense ratio and over time the dividends paid in excess of distributions received could erode the Fund's net asset value. The Manager seeks to generate positive investment returns (net of fund expenses) to offset the effect of dividends paid in excess of distributions from underlying investments. The Fund tactically employs cash to seek to take advantage of market opportunities, which, if successfully implemented, may offset or exceed the NAV impact of paying dividends as if the Fund had been fully invested and held no cash. There is no guarantee that investment returns and the tactical deployment of cash will produce such a result, however, and the tactical use of cash causes the Fund's assets to be less fully invested than would otherwise be the case. There is also the risk that a decline in the financial markets, particularly the energy and related industry markets, could reduce investment return and that the assumptions underlying the estimates of cash flows from portfolio holdings could be inaccurate.

Due to the tax characterization of distributions made by MLPs, the Fund anticipates that a significant portion of its distributions will constitute a of return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital, rather than a qualified dividend, to the extent it exceeds the Fund's current and accumulated earnings and profits. Return of capital reduces a shareholder's adjusted cost basis in the Fund's shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling the Fund's shares and is not subject to tax currently unless the shareholder's adjusted cost basis has been reduced to zero. Once a shareholder's adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains.  A return of capital does not reflect positive investment performance.

Regulatory Risk. The Fund's investment strategy subjects it to certain regulatory risks. Changes in the laws, regulations and/or related interpretations relating to the Fund's tax treatment as a C corporation or investments in MLPs or other instruments could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. The tax benefit expected to be derived from the Fund's investments is largely dependent on the MLPs in which it invests being treated as partnerships for federal income tax purposes. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment, and consequently a shareholder's investment in the Fund and lower income. Because MLPs' assets are heavily regulated by federal and state governments an MLPs profitability could be adversely affected by changes in the regulatory environment.

Liquidity Risk. In certain situations, it may be difficult or impossible to value or sell promptly an investment at an acceptable price. This risk can be ongoing for any security that has a limited trading market or does not trade in large volumes. In addition, it may be difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when it is desirable to sell. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. This also may affect adversely the Fund's ability to make dividend distributions to you. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk.

     The Fund will not invest more than 15% of its net assets in illiquid securities.  The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Cash and Cash Equivalents. Cash and cash equivalents include certificates of deposit, bearer deposit notes, and bankers' acceptances. Under normal market conditions the Fund can invest up to 15% of its net assets in cash and cash equivalents, including shares of Oppenheimer Institutional Money Market Fund. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its investment objective.

Risks of Non-Diversification. The Fund is classified as a "non-diversified" fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk, however credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities.

Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. Equity markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

MLP Affiliates.  The Fund may invest in the debt and equity securities of MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may also invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. The Fund's investments in greenfield projects may distribute income. However, the Fund's investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. The Fund's investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

The Fund may also invest in Exchange Traded Funds (ETFs), which are subject to all the risks of investing in investment companies as described above. Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Private Equity and Debt Investments. The Fund can invest in private equity and debt investments, including traditional private equity control positions and minority investments in MLPs and energy infrastructure companies. Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission ("SEC") reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Pay-In-Kind Securities. Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Pay-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Derivative Investments. The Fund may at times invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks for hedging purposes or to seek investment return.

       Options, futures, forward contracts, swaps, "structured" notes, certain mortgage-related securities and event-linked bonds are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs.

Futures Contracts. The Fund can buy and sell futures contracts, including financial futures contracts, currency futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, the Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Fund's investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities or futures exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

Special Risks of Options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund sells a call option on an investment that the Fund owns (a "covered call") and the investment has increased in value when the call option is exercised, the Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

   "Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

Swap Transactions. Under financial reform legislation currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may affect counterparty risk and other risks faced by the Fund, and could result in increased margin requirements and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a clearing house, and the Fund faces the clearinghouse by means of a Fund account with a futures commission merchant that is a member of the clearinghouse. Because the regulations regarding centrally cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of clearinghouses and futures commission merchants, is unclear.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days' advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager and its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager and its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager has adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities.  The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

How the Fund is Managed

THE MANAGER. OFI SteelPath, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 2010. The Manager is located at 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201 and is a successor to SteelPath Fund Advisors, LLC ("SFA") and SteelPath Capital Management, LLC ("SCM"), which were established in 2009 and 2004, respectively.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.95% of the first $3 billion of average annual net assets of the Fund, 0.93% of the next $2 billion and 0.90% of average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. The Fund's advisory fee for the fiscal year ended November 30, 2013 was 0.95% of average annual net assets, before any applicable waivers.

After discussions with the Fund's Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding interest expenses, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales and extraordinary expenses, such as litigation expenses, if any) to annual rates of 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares, as calculated on the daily net assets of the Fund. The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The waiver does not apply to Class I shares. This fee waiver and/or expense reimbursement may not be amended or withdrawn prior to its expiration on March 29, 2015, unless approved by the Board. The Fund's other annual operating expenses may vary in future years.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's shareholder report for the period ended November 30, 2013.

Portfolio Managers. The Fund's portfolio is team managed by Stuart Cartner and Brian Watson, who are primarily responsible for the day-to-day management of the Fund's portfolio. Each have been portfolio managers of the Fund since its inception.

Mr. Cartner has been a Vice President of the Manager since 2012. Prior to joining the Manager, he was a member and portfolio manager of SFA since its formation in 2009 and SCM since 2007. Prior to joining SCM, Mr. Cartner was a Vice President in the Private Wealth Management Division of Goldman, Sachs & Co from 1988 to 2007. Mr. Cartner is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Watson has been a Vice President of the Manager since 2012. Prior to joining the Manager, he was a member, portfolio manager and Director of Research of SFA since its formation in 2009. Prior to joining SFA, from 2005 to 2009 Mr. Watson was a portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm. Mr. Watson is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee-based programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts unless you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class Y Shares. Class Y shares are offered only to institutional investors, wrap fee-based programs and eligible employees. Prior to June 28, 2013, the Fund's Class Y shares were known as Class I shares. See "About Class Y Shares" below.
Class I Shares. Class I shares are available only to certain institutional investors. If you buy Class I shares, you will neither pay any sales charge at the time of purchase, nor pay an ongoing asset-based sales charge. See "About Class I Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment. You can buy most Fund share classes with a minimum initial investment of $1,000. For Class I shares the minimum initial investment is $5 million per account. The Class I share minimum initial investment is waived for retirement plan service provider platforms. Reduced initial minimums are available for other share classes in certain circumstances, including the following:

  Traditional and Roth IRA accounts as well as Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500.
  For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment.

There are no subsequent purchase minimums.

Minimum Account Balance. The minimum account balance on Fund accounts is $500.  Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.  No minimum balance fee is assessed on any Fund account.

      The minimum account balance for Class I shares is $2.5 million. If a Class I account balance falls below $2.5 million, the account may be involuntarily redeemed or converted into a Class Y share account. This minimum balance policy does not apply to accounts for which the minimum initial investment is waived.

Choosing a Share Class.  Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon, you should consider investing in Class C shares. That is because the effect of the initial sales charge on Class A shares may be greater than the effect of the ongoing asset-based sales charge on Class C shares over the short-term. The Class C contingent deferred sales charge does not apply to redemptions of shares held for more than one year.
  Investing for the Longer Term. If you have a longer-term investment horizon, Class A shares may be more appropriate. That is because the effect of the ongoing asset-based sales charge on Class C shares might be greater than the effect of the initial sales charge on Class A shares, regardless of the amount of your investment.
  Amount of Your Investment.  Your choice will also depend on how much you plan to invest. If you plan to invest more than $100,000, and as your investment horizon increases, Class C shares might not be as advantageous as Class A shares. That is because the effect of the ongoing asset-based sales charge on Class C shares may be greater than the effect of the reduced front-end sales charge on Class A share purchases of $100,000 or more. For an investor who is eligible to purchase Class I shares, that share class will be the most advantageous. For other investors who invest $1 million or more, Class A shares will be the most advantageous choice in most cases, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for more than $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class A and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Distributor also may pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts.

About Class A Shares. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of "qualified shares" of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.

Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the "Program Manager" or "Program Distributor" are "qualified shares" for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are "qualified shares" for satisfying the terms of a Right of Accumulation, but are not "qualified shares" for satisfying the terms of a Letter of Intent. Purchases of Class N, Class Y or Class I shares of Oppenheimer funds, purchases under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.

Effective July 1, 2014, any references to "Class N" in the Fund's Prospectus and SAI, including the appendix to the SAI, are deleted and replaced with references to "Class R".

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted.  In totaling your holdings, you may count shares held in:
    your individual accounts (including IRAs, 403(b) plans and eligible college savings programs), your joint accounts with your spouse,
    accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. The Transfer Agent will retain the provided values of the qualified share holdings, and apply that Right of Accumulation to future purchases, until any subsequent changes in those qualified share holdings are reported to the Transfer Agent. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying college savings program purchases or purchases through other financial intermediaries.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except as described in an Appendix to the Statement of Additional Information). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Due to the special tax characteristics of the Fund because of its investment primarily in MLPs, investment within a retirement account may present special considerations that would not apply within a non-retirement account. Before investing, investors are strongly encouraged to consult a qualified tax expert or financial advisor.

About Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12-month "holding period" from the date of purchase, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class Y Shares. Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:

  Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment advisor or other financial intermediary;
  "Institutional investors" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices; and
  Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.

About Class I Shares. Class I shares are sold at net asset value per share without a sales charge and are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:

  make a minimum initial investment of $5 million or more per account (waived for retirement plan service provider platforms);
  trade through an omnibus, trust, or similar pooled account; and
  be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices.

Eligible Class I investors will not receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finder's fees," administrative fees or other similar fees on Class I shares. Class I shares are not available directly to individual investors. Individual shareholders who purchase Class I shares through retirement plans or financial intermediaries will not be eligible to hold Class I shares outside of their respective retirement plan or financial intermediary platform.

An institutional investor that buys Class I shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office), and most of the special account features available to investors buying other classes of shares, do not apply to Class I shares.

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

The Price of Fund Shares. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Treatment of Deferred Tax Liability. Because the Fund is treated as a regular corporation, or C corporation, for U.S. federal income tax purposes, it will incur tax expenses. In calculating the Fund's daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund's daily NAV. See "Deferred Tax Liability" discussed earlier in this Prospectus.

       Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

       Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.
You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period. The contingent deferred sales charge applicable to the share class of the Fund you exchange into will apply to the acquired shares.

Sales Charge Waivers. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares that occurred within the previous three months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in or if the selected Oppenheimer fund or share class is no longer offered, your investments will be made in Class A shares of Oppenheimer Money Market Fund. This policy does not apply to purchases by or for certain retirement plans or accounts. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker dealer, Class A shares (and, for eligible institutional investors, Class Y or Class I shares) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Frequent Purchase, Redemption and Exchange Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchase, redemption or exchanges of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase, redemption or exchange activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" below.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases, redemptions or exchanges that may have negative impacts to a Fund. In addition, the implementation of the Funds' policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases, redemptions or exchanges, other purchases and sales of Fund shares may have adverse effects on the management of a Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases, redemptions or exchanges.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Right to Refuse Any Purchase and/or Exchange Orders. The Fund may refuse, or cancel as permitted by law, any purchase or exchange order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order. If a shareholder has engaged in purchases and redemptions of shares that would have been prohibited had the activity been attempted as an exchange, that shareholder may be prohibited from purchasing new Fund shares unless the Fund determines that such activity is not frequent trading activity.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases, redemptions and exchanges, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Omnibus Accounts. Underlying shareholder or account data, including individual transactions, in "omnibus" or "street name" accounts ("omnibus accounts") in the name of a broker-dealer or other financial intermediaries are often not disclosed to a Fund, which may make it difficult for a Fund to monitor for frequent trading activity. Financial intermediaries holding omnibus accounts where underlying shareholder or account data is not disclosed to a Fund will, generally, enter into written agreements which require the financial intermediaries to provide such data at the Fund's request. Overall purchase and redemption activity in omnibus accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Financial intermediaries will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a financial intermediary's more restrictive policy is applied, the Fund will rely on the intermediary to monitor frequent trading activity in accordance with its policy. For other financial intermediaries, the Fund will request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases or exchanges of Fund shares by a financial intermediary or by some or all of its clients.

30-Day Exchange Limit. In addition to the discretionary ability to limit or reject any order to purchase or exchange shares of a Fund at any time, if a shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days.

Exceptions to 30-Day Exchange Limit

  Exchanges Into Money Market Funds. A shareholder will be permitted to exchange shares of a Fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the Fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Fund may limit or refuse any exchange order from a money market fund in its discretion pursuant to this policy.
  Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day exchange limit as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.  Class Y share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor's designated financial intermediary.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has an agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

Investment Plans and Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group omnibus retirement plan. Purchase, redemption, exchange and transfer requests for a group omnibus retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.
  SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  "Single K" Plans. These are 401(k) plans for self-employed individuals.
  Qualified Plans. These plans are designed for businesses and self-employed individuals.

      Class I shares are only available to plans that make an initial investment of $5 million or more (per account) or to retirement plan service provider platforms.

Due to the special tax characteristics of the Fund because of its investment primarily in MLPs, investment within a retirement account may present special considerations that would not apply within a non-retirement account. Before investing, investors are strongly encouraged to consult a qualified tax expert or financial advisor.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. In order to sign up for eDocs Direct, you need to register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares that reimburses the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plan for Class C Shares. The Fund has adopted Distribution and Service Plans for Class C shares to pay the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the plan, the Fund pays the Distributor an asset-based sales charge for Class C shares calculated at an annual rate of 0.75% of the daily net assets of that class. The Fund also pays a service fee under the plan at an annual rate of 0.25% of the daily net assets of Class C. Altogether, these fees increase the Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. The Fund does not pay any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finders fees," administrative fees or other similar fees with respect to Class I shares and the Manager and the Distributor do not normally make payments out of their own resources and/or assets, with respect to that share class. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and insurance companies that offer variable annuity or variable life insurance products, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Under the Fund's dividend policy, the Fund intends to pay out a consistent dividend that over time approximates the distributions received from the Fund's portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. It is the policy of the Fund to distribute monthly substantially all of the distributions received from its underlying portfolio investments. The amounts the Fund actually distributes are based on estimates of the amounts the Fund would receive from the underlying MLPs if the Fund was 100% invested at all times and held no cash. The Fund does however hold cash from time to time for a variety of purposes, including to meet redemptions and to purchase securities at times the Manager believes such purchases will produce optimal investment returns. Because the Fund's policy is to pay consistent dividends based on estimated income from investments and future cash flows, a Fund's dividends may exceed the amount the Fund actually receives from its portfolio investments. In particular, since its inception, the Fund has at times paid dividends in excess of the distributions received from underlying MLPs. The Fund may make such dividend payments in the future. To the extent that the dividends paid exceed the distributions the Fund receives, the dividends reduce the Funds' net asset value. The Manager seeks to generate positive investment returns net of Fund expenses that will exceed and therefore offset the NAV impact of dividends the Fund pays in excess of the distributions it receives from its underlying investments. The Manager further believes that maintaining a stable dividend distribution policy and strategically deploying cash to pursue investment opportunities are in the best interest of shareholders. There is no guarantee, however, that the Fund's investment returns will exceed fund expenses by an amount sufficient to offset the NAV impact of dividends paid in excess of distributions received. For more information regarding the risks of the Fund's distribution policy, please see "Distribution Policy Risk" in this prospectus.

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. In general, a dividend will constitute a return of capital, rather than a qualified dividend, to the extent it exceeds a Fund's current and accumulated earnings and profits. Return of capital reduces a shareholder's adjusted cost basis in a Fund's shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling of the Fund's shares and is not subject to tax currently unless the shareholder's adjusted cost basis has been reduced to zero. Once a shareholder's adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains. Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The Trust is an open-end registered investment company under the 1940 Act. The Fund is not a regulated investment company under section 851 of the Internal Revenue Code, but rather a corporation regulated under subchapter C of the Code.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Tax Matters. The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and its investors. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts and, except as specifically provided under "Federal Income Taxation of Holders of the Fund's Shares — Non-U.S. Shareholders" below, foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a "U.S. Shareholder" means a beneficial owner of the Fund's shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S., any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The following discussion is based upon the Internal Revenue Code of 1986 (the ""Code""), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Regular or "C" corporations must maintain and report to the Internal Revenue Service ("IRS") and each shareholder on Form 1099-B the shareholder's cost basis by tax lot and holding period of "covered" security sales. Covered securities are shares acquired on or after January 1, 2011. A fund is not responsible for maintaining and reporting share information if such shares are not deemed "covered".

The new tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out ("FIFO") method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder's entire position is not sold in a single transaction and is the method in which "covered" share sales will be reported on a shareholder's Form 1099.

However, at the time of purchase or upon the sale of "covered" shares, shareholders may choose a different tax lot identification method except for average cost. Regular or "C" corporation shareholders may not select average cost as their cost basis method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

Tax matters are complicated, and the tax consequences of an investment in and holding of a Fund's shares will depend on the particular facts of each investor's situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in a Fund's shares.

Federal Income Taxation of the Fund. Although the Code generally provides that a regulated investment company ("RIC") does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a RIC under Subchapter M of the Code because most or substantially all of the Fund's investments will consist of investments in MLP securities. The RIC tax rules therefore have no application to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative maximum tax exceeds the Fund's regular income tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs' taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Manager's review of the historic results of the types of MLPs in which the Fund invests, the Manager expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund's adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Manager's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund is subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, if cash distributions from an MLP to the Fund exceed the Fund's allocable share of such MLP's net taxable income, it will reduce the Fund's adjusted tax basis in the equity securities of the MLP. These reductions in the Fund's adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund will be subject to the alternative minimum tax.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Holders of the Fund's Shares — U.S. Shareholders
Receipt of Distributions — Distributions made to you the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund invests, the Manager anticipates that the distributed cash from the MLPs generally will exceed the Fund's share of the MLPs' taxable income. Consequently, the Manager anticipates that only a portion of the Fund's distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund's current and accumulated earnings and profits, your basis in the Fund's shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain. Such gain will be long-term capital gain if you have held the shares for more than one year.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund's earnings and profits. For example, the Fund's earnings and profits will be calculated using a depreciation method that is less favorable than the accelerated depreciation method used for calculating taxable income. This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund's taxable income for such year.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as "qualified dividend income." Under federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to non-corporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder's investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund's automatic dividend reinvestment plan, upon the Fund's payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

In general, individual U.S. Shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year ( i.e. , capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years. The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder's taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to "qualified dividends") and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as "qualified dividends"). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Shareholder's particular situation.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in a Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

Upon a redemption treated as a sale or exchange under the foregoing rules, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. An exchange of shares of the Fund for shares of another fund will be treated as a taxable sale of the Fund's shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.

An owner of the Fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of any of the Fund's shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in the Fund's shares by an investor that is a RIC will constitute qualifying income for the RIC. Furthermore, the Fund's shares will constitute "qualifying assets" to RICs, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund's shares owned by the RIC does not constitute more than 5% of the value of the total assets held by the RIC or more than 10% of the Fund's outstanding voting securities.

U.S. Shareholders who are individuals, estates or trusts must pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Fund shares if their taxable income exceeds certain thresholds. U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Federal Income Taxation of Holders of the Fund's Shares — Non-U.S. Shareholders
For purposes of this summary, the term "Non-U.S. Shareholder" means a beneficial owner of the Fund's shares that is not a U.S. Shareholder.

Any Non-U.S. Shareholder who is described in one of the cases described below is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Receipt of Distributions. Except as discussed below, distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder. Such distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for an applicable treaty), and the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

If the amount of a distribution exceeds a Non-U.S. Shareholder's allocable share of the Fund's current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder's tax basis in the Fund's shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder's allocable share of the Fund's current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder's tax basis in the Fund's shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in "Redemptions and Sales of Shares" below.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in the Fund, or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund's shares, except in the following cases:
•the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. (and, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.),
•the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a "tax home" in the U.S., or
•a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder's disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

In addition, under legislation known as "FACTA" (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of share redemptions it pays after December 31, 2016, to certain shareholders that fail to meet prescribed information reporting or certification requirements. Non-U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and sale or disposition of Fund shares.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a return of capital to shareholders, which is generally non-taxable. The Fund will notify you if this occurs. In such a case, you would need to reduce the cost of your shares for tax purposes, which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares. Any such distribution in excess of your cost basis in your shares will be treated as capital gain.

Cost Basis Reporting. The Fund is required to report to the Internal Revenue Service ("IRS"), and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2011 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the "cost basis" of such shares, (ii) the gross proceeds you received on the redemption and (iii) the "holding period" for the redeemed shares.

The Fund's default method for calculating the cost basis of covered shares is the first-in-first-out ("FIFO") method. Regular or C corporation shareholders may not select average cost as their cost basis method. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund's Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

     This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax advisor about the effect of an investment in the Fund on your particular tax situation and about any changes to the applicable law that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services, Ltd, the Fund's independent registered public accounting firm. Cohen Fund Audit Services, Ltd's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
	Year Ended	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,	November 30,
Class A	2013*	2012	2011	2010[1]
Per Share Operating Data
Net asset value, beginning of period	$9.83	$10.14	$10.83	$10.00
Income/(loss) from investment operations:
Net investment loss[2]	(0.09)	(0.09)	(0.09)	(0.04)
Return of capital[2]	0.49	0.48	0.47	0.31
Net realized and unrealized gain/(loss)	1.41	0.08	(0.24)	1.00
Total from investment operations	1.81	0.47	0.14	1.27
Distributions to shareholders:
Return of capital	(0.78)	(0.70)	(0.83)	(0.44)
Income	0.00	(0.08)	0.00	0.00
Total distributions to shareholders	(0.78)	(0.78)	(0.83)	(0.44)
Net asset value, end of period	$10.86	$9.83	$10.14	$10.83

Total Return, at Net Asset Value[3]	18.79%	4.61%	1.27%	13.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,452,182	$333,544	$172,056	$58,464
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense	1.42%	1.51%	1.62%	1.93%
Expense (waivers)	(0.07%)	(0.16%)	(0.27%)	(0.58%)
Net of (waivers) and before deferred tax expense	1.35%[5]	1.35%	1.35%	1.35%
Deferred tax expense [6]	6.97%	2.02%	(0.77%)	17.05%
Total expense	8.32%	3.37%	0.58%	18.40%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax expense	(1.32%)	(1.51%)	(1.61%)	(1.54%)
Expense (waivers)	(0.07%)	(0.16%)	(0.27%)	(0.58%)
Net of (waivers) and before deferred tax expense	(1.25%)	(1.35%)	(1.34%)	(0.96%)
Deferred tax benefit[7]	0.45%	0.47%	0.50%	0.39%
Net investment loss	(0.80%)	(0.88%)	(0.84%)	(0.57%)
Portfolio Turnover Rate	4%	29%	24%	15%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2. Per share amounts calculated based on average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for less than full period.
5. Includes tax expense.
6. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,
Class C	2013*	2012	2011[1]
Per Share Operating Data
Net asset value, beginning of period	$9.75	$10.13	$10.66
Income/(loss) from investment operations:
Net investment loss[2]	(0.14)	(0.13)	(0.06)
Return of capital[2]	0.50	0.51	0.26
Net realized and unrealized gain/(loss)	1.35	0.02	(0.34)
Total from investment operations	1.71	0.40	(0.14)
Distributions to shareholders:
Return of capital	(0.78)	(0.70)	(0.39)
Income	0.00	(0.08)	0.00
Total distributions to shareholders	(0.78)	(0.78)	(0.39)
Net asset value, end of period	$10.68	$9.75	$10.13

Total Return, at Net Asset Value[3]	17.88%	3.89%	(1.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$896,041	$36,764	$2,826
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense	2.18%	2.37%	4.44%
Expense (waivers)	(0.07%)	(0.27%)	(2.34%)
Net of (waivers) and before deferred tax expense	2.11%[5]	2.10%	2.10%
Deferred tax expense [6]	5.39%	1.78%	(1.31%)
Total expense	7.50%	3.88%	0.79%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax expense	(2.08%)	(2.37%)	(4.44%)
Expense (waivers)	(0.07%)	(0.27%)	(2.34%)
Net of (waivers) and before deferred tax expense	(2.01%)	(2.10%)	(2.10%)
Deferred tax benefit[7]	0.73%	0.75%	0.79%
Net investment loss	(1.28%)	(1.35%)	(1.31%)
Portfolio Turnover Rate	4%	29%	24%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Shares commenced operations at the close of business June 10, 2011.
2. Per share amounts calculated based on average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for less than full period.
5. Includes tax expense. Without tax expense, the net expense ratio would be 2.10%.
6. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

Year Ended
November 29,
Class I	2013*[1],2
Per Share Operating Data
Net asset value, beginning of period	$11.15
Income/(loss) from investment operations:
Net investment loss[3]	(0.03)
Return of capital[3]	0.22
Net realized and unrealized gain	0.02
Total from investment operations	0.21
Distributions to shareholders:
Return of capital	(0.39)
Income	0.00
Total distribtutions to shareholders	(0.39)
Net asset value, end of period	$10.97

Total Return, at Net Asset Value[4]	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113
Ratio of Expenses to Average Net Assets:[5]
Before deferred tax expense	1.16%[6]
Deferred tax expense [7]	2.23%
Total expense	3.39%

Ratio of Investment Loss to Average Net Assets:[5]
Before deferred tax expense	(1.05%)
Deferred tax benefit[8]	0.37%
Net investment loss	(0.68%)
Portfolio Turnover Rate	4%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Effective June 28, 2013, Class I shares were renamed Class Y shares.
2. Shares commenced operations at the close of business June 28, 2013.
3. Per share amounts calculated based on average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for less than full period.
6. Includes tax expense. Without tax expense, the net expense ratio would be 1.14%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

	Year Ended	Year Ended	Year Ended	Year Ended
	November 29,	November 30,	November 30,	November 30,
Class Y	2013*[1]	2012[1]	2011[1]	2010[1],2
Per Share Operating Data
Net asset value, beginning of period	$9.89	$10.17	$10.84	$10.00
Income/(loss) from investment operations:
Net investment loss[3]	(0.07)	(0.07)	(0.08)	(0.03)
Return of capital[3]	0.49	0.49	0.47	0.29
Net realized and unrealized gain/(loss)	1.44	0.08	(0.23)	1.02
Total from investment operations	1.86	0.50	0.16	1.28
Distributions to shareholders:
Return of capital	(0.78)	(0.70)	(0.83)	(0.44)
Income	0.00	(0.08)	0.00	0.00
Total Distributions to shareholders	(0.78)	(0.78)	(0.83)	(0.44)
Net asset value, end of period	$10.97	$9.89	$10.17	$10.84

Total Return, at Net Asset Value[4]	19.19%	4.89%	1.46%	13.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$535,124	$134,481	$84,506	$68,368
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense	1.18%	1.27%	1.37%	1.62%
Expense (waivers)	(0.07%)	(0.17%)	(0.27%)	(0.52%)
Net of (waivers) and before deferred tax expense	1.11%[6]	1.10%	1.10%	1.10%
Deferred tax expense [7]	6.68%	2.10%	(0.65%)	17.22%
Total expense	7.79%	3.20%	0.45%	18.32%

Ratio of Investment Loss to Average Net Assets:[5]
Before (waivers) and deferred tax expense	(1.08%)	(1.27%)	(1.37%)	(1.24%)
Expense (waivers)	(0.07%)	(0.17%)	(0.27%)	(0.52%)
Net of (waivers) and before deferred tax expense	(1.01%)	(1.10%)	(1.10%)	(0.72%)
Deferred tax benefit[8]	0.37%	0.38%	0.41%	0.29%
Net investment loss	(0.64%)	(0.72%)	(0.69%)	(0.43%)
Portfolio Turnover Rate	4%	29%	24%	15%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Effective June 28, 2013, Class I shares were renamed Class Y shares.
2. The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3. Per share amounts calculated based on average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for less than full period.
6. Includes tax expense. Without tax expense, the net expense ratio would be 1.10%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated November 30, 2013, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-22363 SP1390.001.0414

Oppenheimer
SteelPath MLP Alpha Plus Fund

Prospectus dated March 28, 2014

NYSE Ticker Symbols
Class A	MLPLX
Class C	MLPMX
Class I	OSPPX
Class Y	MLPNX

Oppenheimer SteelPath MLP Alpha Plus Fund is a mutual fund that seeks total return through exposure to the energy infrastructure Master Limited Partnership asset class.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer SteelPath MLP Alpha Plus Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 20 of the prospectus and in the sections "How to Buy Shares" beginning on page 56 and "Appendix B" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.55%	0.55%	0.73%	0.55%
Deferred Income Tax Expense[1]	8.38%	8.16%	21.06%	8.43%
Interest Expense Related to Borrowings	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	10.83%	11.36%	23.44%	10.63%
Fee Waiver and Expense Reimbursement[2]	(0.05%)	(0.05%)	None	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	10.78%	11.31%	23.44%	10.58%
  The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter "C" corporation. As a "C" corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund's accrued deferred tax liability, if any, is reflected each day in the Fund's net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund's potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund's net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund' s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2013, the Fund had net operating gains of $11,726,934 and accrued $6,857,112 in net deferred tax expense primarily related to unrealized appreciation on investments.
  After discussions with the Fund's Board, the Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2015, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares. The Fund's Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement ("Net Expenses") will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund's deferred income tax expense is excluded from the expense cap, the Fund's Net Expenses for each class of shares is increased by the amount of this expense. The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may not be terminated or amended prior to March 29, 2015, unless approved by the Fund's Board of Trustees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$1562	$3375	$4982	$8250	$1562	$3375	$4982	$8250
Class C	$1184	$3091	$4840	$8329	$1095	$3091	$4840	$8329
Class I	$2110	$5270	$7371	$10041	$2110	$5270	$7371	$10041
Class Y	$1028	$2924	$4613	$8069	$1028	$2924	$4613	$8069

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of master limited partnerships ("MLPs"). MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Manager follows, approximately two-thirds trade on the New York Stock Exchange ("NYSE") and the rest trade on the NYSE Amex Equities ("Amex") or NASDAQ Stock Market ("NASDAQ").

The MLP securities that the Fund invests in are common units representing limited partnership interests of "Midstream MLPs" which are MLPs that primarily derive their revenue from investments in energy infrastructure companies involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal. While the Fund principally invests in Midstream MLPs, it may invest in MLPs that primarily derive their revenue from other energy infrastructure assets and energy related assets or activities including: (1) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids; (2) the processing, treatment and refining of natural gas liquids and crude oil; and (3) owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may invest in MLPs of all market capitalization ranges. . In addition, as a non-principal investment strategy, the Fund may invest in securities issued by open- and closed-end investment companies, including money market funds, the retail shares of actively-managed and index exchange-traded funds ("ETFs"), U.S. government securities, short-term fixed income securities, money market instruments, overnight and short-term repurchase agreements, cash and/or other cash equivalents with maturities of one year or less and exchange-traded notes ("ETN"), as investments or to provide asset coverage for its borrowings. The Fund may also purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes, to collateralize cash, to obtain exposure to MLPs or to obtain leverage. The Fund is non-diversified, which means that it may ivest in a limited number of issuers.

The Fund intends to obtain leverage through borrowings in seeking investment returns that outperform the returns of the broader market and provide distributions to shareholders. The Fund's borrowings, which will be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund may borrow up to 33 1/3% of the value of its total assets. The Fund's ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. There may be times when the Fund may opt not to seek leverage or engage in borrowings. The Fund will borrow only if the value of the Fund's assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three (3) business days (not including Sundays or holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. The Fund also may lend the securities in its portfolio to brokers, dealers and other financial institutions.

The Manager relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Manager's proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Manager generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP and energy infrastructure portfolio companies. The Manager seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Manager will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Master Limited Partnerships. Investments in securities of master limited partnerships ("MLPs") involve risks that differ from investments in common stock, including risks related to a common unit holder's limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit holders to sell their common units at an undesirable time or price.

MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP's general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding shares of MLP common units.

MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder's investment.

Generally, the securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Main Risks of Energy Infrastructure and Energy Related Assets or Activities. Energy infrastructure MLPs are subject to risks specific to the energy and energy-related industries, including, but not limited to:  fluctuations in commodity prices may impact the volume of energy commodities transported, processed, stored or distributed; reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP; slowdowns in new construction and acquisitions can limit growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time, could adversely affect MLP revenues and cash flows; depletion of natural gas reserves or other commodities, if not replaced, could impact an MLP's ability to make distributions; changes in the regulatory environment could adversely affect the profitability of MLPs; extreme weather and environmental hazards could impact the value of MLP securities; rising interest rates could result in higher costs of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets could impact the market for MLPs.

Main Risks of Borrowing and Leverage. The Fund can borrow up to one-third of the value of its assets (including the amount borrowed), as permitted under the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including purchasing securities, which creates "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. Borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than those borrowing costs. The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Because the Fund invests primarily in securities of issuers in the energy industry or sector, it could experience greater volatility or may perform poorly during a downturn in that industry or sector because it is more susceptible to the economic, environmental and regulatory risks associated with that industry or sector than a Fund that invests more broadly.

Main Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.

Special Liquidity Risks of MLP Securities. Although MLPs trade publicly, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. When certain MLP securities experience limited trading volumes, they may experience abrupt or erratic price movements at times. Investments in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund's ability to take advantage of other market opportunities or to dispose of securities, which may affect adversely its ability to make dividend distributions.

Main Regulatory Risks. Changes in the laws, regulations or related interpretations relating to the Fund's tax treatment as a C corporation, or its investments in MLPs or other instruments, could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. As discussed above, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in the MLP itself being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution or the value of the Fund's investment. Due to the heavy state and federal regulations that an MLP's assets may be subject to, an MLP's profitability could be adversely impacted by changes in the regulatory environment.

Main Risks of Deferred Tax Liability. The Fund is classified for federal tax purposes as a taxable regular corporation (also referred to as a "C corporation") subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, as well as state and local income taxes. Election to be taxed as a C corporation rather than a regulated investment company is a relatively recent strategy for open-end registered investment companies. This strategy involves complicated accounting, tax, net asset value and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies, which could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and shareholders. Additionally, accounting, tax and valuation practices in this area are still developing, and there may not always be clear agreement among industry participants on the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which in turn could have significant adverse consequences on the Fund and shareholders.

As a C corporation the Fund accrues deferred income taxes for any future tax liability, reflected each day in the Fund's NAV, associated with its investments in MLPs. Current and deferred tax liabilities, if any, will depend upon net investment gains and losses and realized and unrealized gains and losses on investments, and therefore may vary greatly from year to year and day to day depending on the nature and performance of the Fund's investments and the general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances, subject to the Fund's modification of those estimates or assumptions as new information becomes available. The daily estimate of the Fund's deferred tax liability and/or asset balances used to calculate its NAV may vary dramatically from the Fund's actual tax liability. Actual income tax expense, if any, will be incurred over many years depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund's assets, prevailing tax rates, and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund's actual tax liability could have a material impact on the Fund's NAV to the extent that its actual tax liability differs from the estimated deferred tax liability.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return from a fund that concentrates its investments in energy infrastrucutre MLPs. Those investors should be willing to assume the risks of potentially significant short-term share price fluctuations and losses that are typical for a fund that concentrates investments in that industry and sector. Investors should consider buying shares of the Fund as part of a broader overall portfolio strategy. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class Y shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/investors/overview/SteelPathMLPAlphaPlusFund

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 19.82% (1st Qtr 13) and the lowest return was -2.59% (2nd Qtr 12). For the period from January 1, 2013 to December 31, 2013 the cumulative return (not annualized) before sales charges and taxes was 31.18%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Performance information for Class I shares (first offered June 28, 2013) will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years (or life of class, if less)
Class Y (inception 12/30/11)
Return Before Taxes	31.18%	16.71%
Return After Taxes on Distributions	29.41%	15.92%
Return After Taxes on Distributions and Sale of Fund Shares	18.92%	12.88%
Class A (inception 2/6/12)	23.36%	12.90%
Class C (inception 5/22/12)	28.78%	21.73%
S&P 500 Index	32.39%	23.89%[1]
(reflects no deduction for fees, expenses or taxes)		20.89%[2]
		26.19%[3]
Alerian MLP Index	27.58%	15.63%[1]
(reflects no deduction for fees, expenses or taxes)		14.92%[2]
		22.86%[3]
  From 12/30/11
  From 2/6/12
  From 5/22/12

Investment Adviser. OFI SteelPath, Inc. (the "Manager") is the Fund's investment adviser.

Portfolio Managers. Stuart Cartner and Brian Watson have each been a portfolio manager of the Fund since its inception. Mr. Cartner has been a Vice President of the Fund since its inception. Mr. Watson has been a Vice President of the Fund since 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

     Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. The Fund intends to make distributions that will generally be taxable to you for federal and possibly state and local tax purposes as dividend income to the extent of your allocable share of the Fund's current or accumulated earnings and profits, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Master Limited Partnerships. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Manager follows, approximately two-thirds trade on the NYSE and the rest trade on Amex or NASDAQ. MLPs' disclosures are regulated by the SEC and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes Oxley Act of 2002.

To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986 ("Code"). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

The Fund may invest in Midstream, Upstream or Downstream MLPs. Investments in securities of MLPs involve risks that differ from an investment in common stock and debt.

  Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP's general partner.
  MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP's interests.
  General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.
  MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including a Fund's ownership interest.
  The Fund may derive substantially all or a portion of its cash flow from investments in equity or debt securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to its partners and the tax character of those distributions. Neither the Fund nor the Manager has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The Fund's investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

MLP Tax Risk.

  The Fund's ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of energy infrastructure companies in which it invests. The tax benefit you are expected to derive from the Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund's ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.
  The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and re-characterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund. In addition, there have been proposals for the elimination of tax incentives widely used by oil, gas and coal companies, and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the natural resources sector generally.
  The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. As a C corporation, the Fund will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund.

MLP Issuer Risk. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. ("NYSE") and the Nasdaq National Market System ("Nasdaq"). MLP common units can be purchased through open market transactions and underwritten offerings, but may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution ("MQD"), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.

Energy Infrastructure and Energy Related Assets or Activities. Energy infrastructure companies are subject to risks specific to the energy and energy-related industry. Risks inherent in the energy infrastructure business of MLPs include, but are not limited to, the following:

  Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. High quality MLPs are more able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs' performance and distributions are directly tied to commodity prices.
  The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.
  A decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.
  A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP's ability to make distributions if the reserves are not replaced.
  Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.
  MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows provided by MLPs that grow through acquisitions.
  The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.
  Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the Fund's portfolio securities investments. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.
  A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.
  Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Deferred Tax Liability. The Fund is treated as a regular corporation, or C corporation, for U.S. federal income tax purposes. As a result, the Fund will incur tax expenses. In calculating the Fund's daily net asset value, it will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund's daily NAV.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund's current and deferred tax liability, if any, will depend upon the Fund's net investment gains and losses and realized and unrealized gains and losses on investments and therefore could vary greatly from year to year and from day-to-day depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund's NAV. Upon a Fund's sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which would result in corporate income taxes imposed on the Fund.

As a regular C corporation, the Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund's future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund's NAV. To the extent the Fund has a net deferred tax asset balance, it will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of that Fund's deferred tax asset balance, is required. The Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund's assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carry forward periods and the associated risk that operating loss carry forwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to that Fund's investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund's forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carry forwards expire in twenty years and federal capital loss carry forwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund's NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund's daily NAV, the application of such final valuation allowance could have a material impact on the Fund's NAV.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.0% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2014 plus estimated state tax rate of 2.0%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Deferred Tax Calculation

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of a Fund's assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund's actual tax liability could have a material impact on the Fund's NAV.

The Fund's deferred tax liability and/or asset balances will be estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund's deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund's estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of each Fund's deferred tax liability and/or asset balances used to calculate each Fund's NAV could vary dramatically from each Fund's actual tax liability, and as a result, the determination of the Fund's actual tax liability may have a material impact on the Fund's NAV. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund's assets and other factors. The Fund's daily NAV calculation will be based on then current estimates and assumptions regarding the Fund's deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to that Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV per share, which may be material.

Distribution Policy Risk. The Fund's dividend distribution policy is intended to provide investors with a dividend distribution rate similar to owning MLPs directly. Under the policy, the Fund intends to pay out a consistent dividend that over time approximates the distributions received from the Fund's portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund's investment income and may not represent yield or investment return on the Fund's portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the Fund's expense ratio and over time the dividends paid in excess of distributions received could erode the Fund's net asset value. The Manager seeks to generate positive investment returns (net of fund expenses) to offset the effect of dividends paid in excess of distributions from underlying investments. The Fund tactically employs cash to seek to take advantage of market opportunities, which, if successfully implemented, may offset or exceed the NAV impact of paying dividends as if the Fund had been fully invested and held no cash. There is no guarantee that investment returns and the tactical deployment of cash will produce such a result, however, and the tactical use of cash causes the Fund's assets to be less fully invested than would otherwise be the case. There is also the risk that a decline in the financial markets, particularly the energy and related industry markets, could reduce investment return and that the assumptions underlying the estimates of cash flows from portfolio holdings could be inaccurate.

Due to the tax characterization of distributions made by MLPs, the Fund anticipates that a significant portion of its distributions will constitute a of return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital, rather than a qualified dividend, to the extent it exceeds the Fund's current and accumulated earnings and profits. Return of capital reduces a shareholder's adjusted cost basis in the Fund's shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling the Fund's shares and is not subject to tax currently unless the shareholder's adjusted cost basis has been reduced to zero. Once a shareholder's adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains.  A return of capital does not reflect positive investment performance.

Regulatory Risk. The Fund's investment strategy subjects it to certain regulatory risks. Changes in the laws, regulations and/or related interpretations relating to the Fund's tax treatment as a C corporation or investments in MLPs or other instruments could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. The tax benefit expected to be derived from the Fund's investments is largely dependent on the MLPs in which it invests being treated as partnerships for federal income tax purposes. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment, and consequently a shareholder's investment in the Fund and lower income. Because MLPs' assets are heavily regulated by federal and state governments an MLPs profitability could be adversely affected by changes in the regulatory environment.

Liquidity Risk. In certain situations, it may be difficult or impossible to value or sell promptly an investment at an acceptable price. This risk can be ongoing for any security that has a limited trading market or does not trade in large volumes. In addition, it may be difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when it is desirable to sell. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. This also may affect adversely the Fund's ability to make dividend distributions to you. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk.

Borrowing and Leverage. The Fund can borrow from banks, a technique referred to as "leverage," in amounts up to one-third of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Fund when available. The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes.

Borrowing for leverage will subject the Fund to greater costs (for interest payments to the lenders, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes. The interest on borrowed money is an expense that might reduce the Fund's performance, especially if the cost of borrowing to buy investments exceeds the yield on the investments purchased with the proceeds of a loan. Using leverage may also make the Fund's share price more sensitive, i.e. volatile, than if the Fund did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio investments. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations to the lenders.

Cash and Cash Equivalents. Cash and cash equivalents include certificates of deposit, bearer deposit notes, and bankers' acceptances. Under normal market conditions the Fund can invest up to 15% of its net assets in cash and cash equivalents, including shares of Oppenheimer Institutional Money Market Fund. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its investment objective.

Risks of Non-Diversification. The Fund is classified as a "non-diversified" fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk, however credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities.

Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. Equity markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

MLP Affiliates.  The Fund may invest in the debt and equity securities of MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may also invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. The Fund's investments in greenfield projects may distribute income. However, the Fund's investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. The Fund's investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

The Fund may also invest in Exchange Traded Funds (ETFs), which are subject to all the risks of investing in investment companies as described above. Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example obligations issued by the Federal Home Loan Banks). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and certain government agencies have announced commitments to purchase mortgage-backed securities and other obligations from those companies, some of which commitments extend through the first quarter of 2010. The U.S. Department of Treasury also entered into a secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have relatively little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

Fixed-Income Investments. The Fund's fixed-income investments may include corporate debt, including bank loans, high quality money market instruments such as commercial paper, certificates of deposit, time deposits and bank notes, U.S. Government securities, repurchase agreements, and other debt obligations.

The following is a brief description of certain types of fixed-income instruments the Fund may invest in:

  Commercial Paper and Other Corporate Debt Obligations. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company. The Fund may also invest in other corporate debt obligations, including notes, bonds, and debentures, which are the most common other types of corporate debt securities. The corporate debt securities that the Fund can invest in may be rated investment-grade or below investment-grade, or may be unrated, and may carry variable or floating rates of interest.
  U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury and are supported by the full faith and credit of the United States. Obligations of some government agencies and instrumentalities are also supported by the full faith and credit of the U.S. Government, however, obligations issued by other government agencies or instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury or only by the credit of the particular instrumentality.
  Bank Loans. Bank loan interests are a form of debt instrument in which the Fund invests either by taking an assignment of all or a portion of an interest in a loan previously held by another institution, or by acquiring a participation in an interest in a loan that continues to be held by another institution. They may be secured or unsecured. Bank loans are subject to the same risks as other fixed-income investments.
  Bank Obligations. The Fund may buy bank obligations including time deposits, certificates of deposit and bankers' acceptances, and obligations of foreign banks, U.S. branches of foreign banks or foreign branches of U.S. banks. Those obligations must be denominated in U.S. dollars, even if issued by a foreign bank or branch.
   Obligations of Foreign Banks and Foreign Branches of U.S. Banks. These securities have different investment risks than obligations of U.S. banks and their domestic branches, which may include: adverse foreign political and economic developments, withholding taxes on interest income, seizure or nationalization of foreign deposits, and exchange control or other governmental restrictions that might affect the payment of principal and interest. Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks and branches apply to foreign branches of U.S. banks. Those U.S. and state regulations also generally do not apply to foreign banks.
  Floating Rate and Variable Rate Notes. The Fund may purchase obligations with floating or variable interest rates. Variable interest rates are adjustable at stated periodic intervals. Floating interest rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. These notes may have a demand feature that permits the Fund to recover the principal amount of the note at specified times or after giving a required notice.

Debt securities may be subject to the following risks:

  Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund's investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.
  Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer's securities.
  Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.
  Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value.
  Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.
  Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
  Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Credit Quality. The Fund may invest in securities that are rated or unrated. "Investment-grade" securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's or unrated securities judged by the investment adviser to be of comparable quality. "Below-investment-grade" securities are those that are rated below those categories, which are also referred to as "junk bonds." While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are considered "investment-grade," they may also have some speculative characteristics.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. The investment adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.

Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. The investment adviser's rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer's management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the investment adviser will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as "junk bonds") generally have higher yields than securities rated in the higher rating categories but also have higher risk profiles. Below-investment-grade securities are considered to be speculative and entail greater risk with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade rated securities, especially during times of weakening economic conditions or rising interest rates. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. The major risks of below-investment-grade securities include:

  Prices of below-investment-grade securities are subject to extreme price fluctuations, even under normal market conditions. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of below-investment-grade securities than on the prices of higher-rated fixed-income securities.
  Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. Issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of higher-grade securities. Issuers of below-investment-grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
  In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of below-investment-grade securities holders.
  Below-investment-grade securities may be less liquid than higher rated fixed-income securities, even under normal market conditions. There are fewer dealers in the below-investment-grade securities market and there may be significant differences in the prices quoted by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.
  Below-investment-grade securities typically contain redemption provisions that permit the issuer of the securities containing such provisions to redeem the securities at its discretion. If the issuer redeems below-investment-grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.
  Below-investment-grade securities markets may be more susceptible to real or perceived adverse credit, economic, or market conditions than higher rated securities.

Exchange Traded Notes (ETNs). ETNs are senior, unsecured, unsubordinated debt securities that typically are issued by a financial institution. The returns of an ETN are linked to the performance of a particular market benchmark index or strategy minus applicable fees. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours.

Risks of ETNs. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions or for temporary defensive purposes, as described below.

In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

Private Equity and Debt Investments. The Fund can invest in private equity and debt investments, including traditional private equity control positions and minority investments in MLPs and energy infrastructure companies. Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission ("SEC") reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Pay-In-Kind Securities. Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Pay-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Derivative Investments. The Fund may at times invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks for hedging purposes or to seek investment return.

       Options, futures, forward contracts, swaps, "structured" notes, certain mortgage-related securities and event-linked bonds are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs.

Futures Contracts. The Fund can buy and sell futures contracts, including financial futures contracts, currency futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, the Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Fund's investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities or futures exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

Special Risks of Options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund sells a call option on an investment that the Fund owns (a "covered call") and the investment has increased in value when the call option is exercised, the Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

   "Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

Swap Transactions. Under financial reform legislation currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may affect counterparty risk and other risks faced by the Fund, and could result in increased margin requirements and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a clearing house, and the Fund faces the clearinghouse by means of a Fund account with a futures commission merchant that is a member of the clearinghouse. Because the regulations regarding centrally cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of clearinghouses and futures commission merchants, is unclear.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days' advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager and its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager and its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager has adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities.  The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

How the Fund is Managed

THE MANAGER. OFI SteelPath, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 2010. The Manager is located at 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201 and is a successor to SteelPath Fund Advisors, LLC ("SFA") and SteelPath Capital Management, LLC ("SCM"), which were established in 2009 and 2004, respectively.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.25% of the first $3 billion of average annual net assets of the Fund, 1.23% of the next $2 billion and 1.20% of average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. The Fund's advisory fee for the fiscal year ended November 30, 2013 was 1.25% of average annual net assets, before any applicable waivers.

After discussions with the Fund's Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding interest expenses, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales and extraordinary expenses, such as litigation expenses, if any) to annual rates of 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares, as calculated on the daily net assets of the Fund. The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. This fee waiver and/or expense reimbursement may not be amended or withdrawn prior to its expiration on March 29, 2015, unless approved by the Board. The Fund's other annual operating expenses may vary in future years. The Manager voluntarily waived 0.23% of the Total Annual Operating Expenses for the Fund's Class I shares during its last fiscal year. That voluntary waiver was terminated December 31, 2013.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's shareholder report for the period ended November 30, 2013.

Portfolio Managers. The Fund's portfolio is team managed by Stuart Cartner and Brian Watson, who are primarily responsible for the day-to-day management of the Fund's portfolio. Each have been portfolio managers of the Fund since its inception.

Mr. Cartner has been a Vice President of the Manager since 2012. Prior to joining the Manager, he was a member and portfolio manager of SFA since its formation in 2009 and SCM since 2007. Prior to joining SCM, Mr. Cartner was a Vice President in the Private Wealth Management Division of Goldman, Sachs & Co from 1988 to 2007. Mr. Cartner is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Watson has been a Vice President of the Manager since 2012. Prior to joining the Manager, he was a member, portfolio manager and Director of Research of SFA since its formation in 2009. Prior to joining SFA, from 2005 to 2009 Mr. Watson was a portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm. Mr. Watson is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee-based programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts unless you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class Y Shares. Class Y shares are offered only to institutional investors, wrap fee-based programs and eligible employees. Prior to June 28, 2013, the Fund's Class Y shares were known as Class I shares. See "About Class Y Shares" below.
Class I Shares. Class I shares are available only to certain institutional investors. If you buy Class I shares, you will neither pay any sales charge at the time of purchase, nor pay an ongoing asset-based sales charge. See "About Class I Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment. You can buy most Fund share classes with a minimum initial investment of $1,000. For Class I shares the minimum initial investment is $5 million per account. The Class I share minimum initial investment is waived for retirement plan service provider platforms. Reduced initial minimums are available for other share classes in certain circumstances, including the following:

  Traditional and Roth IRA accounts as well as Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500.
  For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment.

There are no subsequent purchase minimums.

Minimum Account Balance. The minimum account balance on Fund accounts is $500.  Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.  No minimum balance fee is assessed on any Fund account.

      The minimum account balance for Class I shares is $2.5 million. If a Class I account balance falls below $2.5 million, the account may be involuntarily redeemed or converted into a Class Y share account. This minimum balance policy does not apply to accounts for which the minimum initial investment is waived.

Choosing a Share Class.  Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon, you should consider investing in Class C shares. That is because the effect of the initial sales charge on Class A shares may be greater than the effect of the ongoing asset-based sales charge on Class C shares over the short-term. The Class C contingent deferred sales charge does not apply to redemptions of shares held for more than one year.
  Investing for the Longer Term. If you have a longer-term investment horizon, Class A shares may be more appropriate. That is because the effect of the ongoing asset-based sales charge on Class C shares might be greater than the effect of the initial sales charge on Class A shares, regardless of the amount of your investment.
  Amount of Your Investment.  Your choice will also depend on how much you plan to invest. If you plan to invest more than $100,000, and as your investment horizon increases, Class C shares might not be as advantageous as Class A shares. That is because the effect of the ongoing asset-based sales charge on Class C shares may be greater than the effect of the reduced front-end sales charge on Class A share purchases of $100,000 or more. For an investor who is eligible to purchase Class I shares, that share class will be the most advantageous. For other investors who invest $1 million or more, Class A shares will be the most advantageous choice in most cases, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for more than $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class A and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Distributor also may pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts.

About Class A Shares. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of "qualified shares" of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.

Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the "Program Manager" or "Program Distributor" are "qualified shares" for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are "qualified shares" for satisfying the terms of a Right of Accumulation, but are not "qualified shares" for satisfying the terms of a Letter of Intent. Purchases of Class N, Class Y or Class I shares of Oppenheimer funds, purchases under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.

Effective July 1, 2014, any references to "Class N" in the Fund's Prospectus and SAI, including the appendix to the SAI, are deleted and replaced with references to "Class R".

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted.  In totaling your holdings, you may count shares held in:
    your individual accounts (including IRAs, 403(b) plans and eligible college savings programs), your joint accounts with your spouse,
    accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. The Transfer Agent will retain the provided values of the qualified share holdings, and apply that Right of Accumulation to future purchases, until any subsequent changes in those qualified share holdings are reported to the Transfer Agent. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying college savings program purchases or purchases through other financial intermediaries.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except as described in an Appendix to the Statement of Additional Information). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Due to the special tax characteristics of the Fund because of its investment primarily in MLPs, investment within a retirement account may present special considerations that would not apply within a non-retirement account. Before investing, investors are strongly encouraged to consult a qualified tax expert or financial advisor.

About Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12-month "holding period" from the date of purchase, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class Y Shares. Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:

  Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment advisor or other financial intermediary;
  "Institutional investors" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices; and
  Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.

About Class I Shares. Class I shares are sold at net asset value per share without a sales charge and are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:

  make a minimum initial investment of $5 million or more per account (waived for retirement plan service provider platforms);
  trade through an omnibus, trust, or similar pooled account; and
  be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices.

Eligible Class I investors will not receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finder's fees," administrative fees or other similar fees on Class I shares. Class I shares are not available directly to individual investors. Individual shareholders who purchase Class I shares through retirement plans or financial intermediaries will not be eligible to hold Class I shares outside of their respective retirement plan or financial intermediary platform.

An institutional investor that buys Class I shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office), and most of the special account features available to investors buying other classes of shares, do not apply to Class I shares.

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

The Price of Fund Shares. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Treatment of Deferred Tax Liability. Because the Fund is treated as a regular corporation, or C corporation, for U.S. federal income tax purposes, it will incur tax expenses. In calculating the Fund's daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund's daily NAV. See "Deferred Tax Liability" discussed earlier in this Prospectus.

       Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

       Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.
You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period. The contingent deferred sales charge applicable to the share class of the Fund you exchange into will apply to the acquired shares.

Sales Charge Waivers. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares that occurred within the previous three months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in or if the selected Oppenheimer fund or share class is no longer offered, your investments will be made in Class A shares of Oppenheimer Money Market Fund. This policy does not apply to purchases by or for certain retirement plans or accounts. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker dealer, Class A shares (and, for eligible institutional investors, Class Y or Class I shares) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Frequent Purchase, Redemption and Exchange Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchase, redemption or exchanges of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase, redemption or exchange activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" below.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases, redemptions or exchanges that may have negative impacts to a Fund. In addition, the implementation of the Funds' policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases, redemptions or exchanges, other purchases and sales of Fund shares may have adverse effects on the management of a Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases, redemptions or exchanges.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Right to Refuse Any Purchase and/or Exchange Orders. The Fund may refuse, or cancel as permitted by law, any purchase or exchange order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order. If a shareholder has engaged in purchases and redemptions of shares that would have been prohibited had the activity been attempted as an exchange, that shareholder may be prohibited from purchasing new Fund shares unless the Fund determines that such activity is not frequent trading activity.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases, redemptions and exchanges, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Omnibus Accounts. Underlying shareholder or account data, including individual transactions, in "omnibus" or "street name" accounts ("omnibus accounts") in the name of a broker-dealer or other financial intermediaries are often not disclosed to a Fund, which may make it difficult for a Fund to monitor for frequent trading activity. Financial intermediaries holding omnibus accounts where underlying shareholder or account data is not disclosed to a Fund will, generally, enter into written agreements which require the financial intermediaries to provide such data at the Fund's request. Overall purchase and redemption activity in omnibus accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Financial intermediaries will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a financial intermediary's more restrictive policy is applied, the Fund will rely on the intermediary to monitor frequent trading activity in accordance with its policy. For other financial intermediaries, the Fund will request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases or exchanges of Fund shares by a financial intermediary or by some or all of its clients.

30-Day Exchange Limit. In addition to the discretionary ability to limit or reject any order to purchase or exchange shares of a Fund at any time, if a shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days.

Exceptions to 30-Day Exchange Limit

  Exchanges Into Money Market Funds. A shareholder will be permitted to exchange shares of a Fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the Fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Fund may limit or refuse any exchange order from a money market fund in its discretion pursuant to this policy.
  Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day exchange limit as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.  Class Y share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor's designated financial intermediary.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has an agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

Investment Plans and Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group omnibus retirement plan. Purchase, redemption, exchange and transfer requests for a group omnibus retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.
  SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  "Single K" Plans. These are 401(k) plans for self-employed individuals.
  Qualified Plans. These plans are designed for businesses and self-employed individuals.

      Class I shares are only available to plans that make an initial investment of $5 million or more (per account) or to retirement plan service provider platforms.

Due to the special tax characteristics of the Fund because of its investment primarily in MLPs, investment within a retirement account may present special considerations that would not apply within a non-retirement account. Before investing, investors are strongly encouraged to consult a qualified tax expert or financial advisor.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. In order to sign up for eDocs Direct, you need to register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares that reimburses the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plan for Class C Shares. The Fund has adopted Distribution and Service Plans for Class C shares to pay the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the plan, the Fund pays the Distributor an asset-based sales charge for Class C shares calculated at an annual rate of 0.75% of the daily net assets of that class. The Fund also pays a service fee under the plan at an annual rate of 0.25% of the daily net assets of Class C. Altogether, these fees increase the Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. The Fund does not pay any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finders fees," administrative fees or other similar fees with respect to Class I shares and the Manager and the Distributor do not normally make payments out of their own resources and/or assets, with respect to that share class. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and insurance companies that offer variable annuity or variable life insurance products, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Under the Fund's dividend policy, the Fund intends to pay out a consistent dividend that over time approximates the distributions received from the Fund's portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. It is the policy of the Fund to distribute quarterly substantially all of the distributions received from its underlying portfolio investments. The amounts the Fund actually distributes are based on estimates of the amounts the Fund would receive from the underlying MLPs if the Fund was 100% invested at all times and held no cash. The Fund does however hold cash from time to time for a variety of purposes, including to meet redemptions and to purchase securities at times the Manager believes such purchases will produce optimal investment returns. Because the Fund's policy is to pay consistent dividends based on estimated income from investments and future cash flows, a Fund's dividends may exceed the amount the Fund actually receives from its portfolio investments. In particular, since its inception, the Fund has regularly paid dividends in excess of the distributions received from underlying MLPs. The Fund may make such dividend payments in the future. To the extent that the dividends paid exceed the distributions the Fund receives, the dividends reduce the Funds' net asset value. The Manager seeks to generate positive investment returns net of Fund expenses that will exceed and therefore offset the NAV impact of dividends the Fund pays in excess of the distributions it receives from its underlying investments. The Manager further believes that maintaining a stable dividend distribution policy and strategically deploying cash to pursue investment opportunities are in the best interest of shareholders. There is no guarantee, however, that the Fund's investment returns will exceed fund expenses by an amount sufficient to offset the NAV impact of dividends paid in excess of distributions received. For more information regarding the risks of the Fund's distribution policy, please see "Distribution Policy Risk" in this prospectus.

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. In general, a dividend will constitute a return of capital, rather than a qualified dividend, to the extent it exceeds a Fund's current and accumulated earnings and profits. Return of capital reduces a shareholder's adjusted cost basis in a Fund's shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling of the Fund's shares and is not subject to tax currently unless the shareholder's adjusted cost basis has been reduced to zero. Once a shareholder's adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains. Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The Trust is an open-end registered investment company under the 1940 Act. The Fund is not a regulated investment company under section 851 of the Internal Revenue Code, but rather a corporation regulated under subchapter C of the Code.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Tax Matters. The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and its investors. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts and, except as specifically provided under "Federal Income Taxation of Holders of the Fund's Shares — Non-U.S. Shareholders" below, foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a "U.S. Shareholder" means a beneficial owner of the Fund's shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S., any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The following discussion is based upon the Internal Revenue Code of 1986 (the ""Code""), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of a Fund's shares will depend on the particular facts of each investor's situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in a Fund's shares.

Federal Income Taxation of the Fund. Although the Code generally provides that a regulated investment company ("RIC") does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a RIC under Subchapter M of the Code because most or substantially all of the Fund's investments will consist of investments in MLP securities. The RIC tax rules therefore have no application to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative maximum tax exceeds the Fund's regular income tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs' taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Manager's review of the historic results of the types of MLPs in which the Fund invests, the Manager expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund's adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Manager's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund is subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, if cash distributions from an MLP to the Fund exceed the Fund's allocable share of such MLP's net taxable income, it will reduce the Fund's adjusted tax basis in the equity securities of the MLP. These reductions in the Fund's adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund will be subject to the alternative minimum tax.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Holders of the Fund's Shares — U.S. Shareholders
Receipt of Distributions — Distributions made to you the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund invests, the Manager anticipates that the distributed cash from the MLPs generally will exceed the Fund's share of the MLPs' taxable income. Consequently, the Manager anticipates that only a portion of the Fund's distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund's current and accumulated earnings and profits, your basis in the Fund's shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain. Such gain will be long-term capital gain if you have held the shares for more than one year.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund's earnings and profits. For example, the Fund's earnings and profits will be calculated using a depreciation method that is less favorable than the accelerated depreciation method used for calculating taxable income. This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund's taxable income for such year.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as "qualified dividend income." Under federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to non-corporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder's investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund's automatic dividend reinvestment plan, upon the Fund's payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

In general, individual U.S. Shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year ( i.e. , capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years. The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder's taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to "qualified dividends") and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as "qualified dividends"). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Shareholder's particular situation.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in a Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

Upon a redemption treated as a sale or exchange under the foregoing rules, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. An exchange of shares of the Fund for shares of another fund will be treated as a taxable sale of the Fund's shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.

An owner of the Fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of any of the Fund's shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in the Fund's shares by an investor that is a RIC will constitute qualifying income for the RIC. Furthermore, the Fund's shares will constitute "qualifying assets" to RICs, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund's shares owned by the RIC does not constitute more than 5% of the value of the total assets held by the RIC or more than 10% of the Fund's outstanding voting securities.

U.S. Shareholders who are individuals, estates or trusts must pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Fund shares if their taxable income exceeds certain thresholds. U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Federal Income Taxation of Holders of the Fund's Shares — Non-U.S. Shareholders
For purposes of this summary, the term "Non-U.S. Shareholder" means a beneficial owner of the Fund's shares that is not a U.S. Shareholder.

Any Non-U.S. Shareholder who is described in one of the cases described below is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Receipt of Distributions. Except as discussed below, distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder. Such distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for an applicable treaty), and the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

If the amount of a distribution exceeds a Non-U.S. Shareholder's allocable share of the Fund's current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder's tax basis in the Fund's shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder's allocable share of the Fund's current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder's tax basis in the Fund's shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in "Redemptions and Sales of Shares" below.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in the Fund, or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund's shares, except in the following cases:
•the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. (and, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.),
•the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a "tax home" in the U.S., or
•a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder's disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

In addition, under legislation known as "FACTA" (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of share redemptions it pays after December 31, 2016, to certain shareholders that fail to meet prescribed information reporting or certification requirements. Non-U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and sale or disposition of Fund shares.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a return of capital to shareholders, which is generally non-taxable. The Fund will notify you if this occurs. In such a case, you would need to reduce the cost of your shares for tax purposes, which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares. Any such distribution in excess of your cost basis in your shares will be treated as capital gain.

Cost Basis Reporting. The Fund is required to report to the Internal Revenue Service ("IRS"), and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2011 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the "cost basis" of such shares, (ii) the gross proceeds you received on the redemption and (iii) the "holding period" for the redeemed shares.

The Fund's default method for calculating the cost basis of covered shares is the first-in-first-out ("FIFO") method. Regular or C corporation shareholders may not select average cost as their cost basis method. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund's Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

     This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax advisor about the effect of an investment in the Fund on your particular tax situation and about any changes to the applicable law that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services, Ltd, the Fund's independent registered public accounting firm. Cohen Fund Audit Services, Ltd's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
	Year Ended	Year Ended
	November 29,	November 30,
Class A	2013*	2012[1]
Per Share Operating Data
Net asset value, beginning of period	$9.93	$10.14
Income/(loss) from investment operations:
Net investment loss[2]	(0.17)	(0.14)
Return of capital[2]	0.54	0.46
Net realized and unrealized gain	2.13	0.12
Total from investment operations	2.50	0.44
Distributions to shareholders:
Return of capital	(0.66)	(0.65)
Net asset value, end of period	$11.77	$9.93

Total Return, at Net Asset Value[3]	25.59%	4.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,563	$6,915
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense	2.45%	9.02%
Expense (waivers)	(0.05%)	(6.42%)
Net of (waivers) and before deferred tax expense	2.40%[5]	2.60%[6]
Deferred tax expense [7]	8.38%	4.04%
Total expense	10.78%	6.64%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax expense	(2.40%)	(9.02%)
Expense (waivers)	(0.05%)	(6.42%)
Net of (waivers) and before deferred tax expense	(2.35%)	(2.60%)
Deferred tax benefit[8]	0.87%	0.97%
Net investment loss	(1.48%)	(1.63%)
Portfolio Turnover Rate	15%	69%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Share commenced operations at the close of business February 6, 2012.
2. Per share amounts calculated based on average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for less than full period.
5. Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 2.00%.
6. Includes interest expense. Without interest expense, the net expense ratio would be 2.00%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

	Year Ended	Year Ended
	November 29,	November 30,
Class C	2013*	2012[1]
Per Share Operating Data
Net asset value, beginning of period	$9.91	$9.45
Income/(loss) from investment operations:
Net investment loss[2]	(0.22)	(0.11)
Return of capital[2]	0.55	0.28
Net realized and unrealized gain	2.06	0.62
Total from investment operations	2.39	0.79
Distributions to shareholders:
Return of capital	(0.66)	(0.33)
Net asset value, end of period	$11.64	$9.91

Total Return, at Net Asset Value[3]	24.50%	8.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,317	$604
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense	3.20%	11.88%
Expense (waivers)	(0.05%)	(8.57%)
Net of (waivers) and before deferred tax expense	3.15%[5]	3.31%[6]
Deferred tax expense [7]	8.16%	4.16%
Total expense	11.31%	7.47%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax expense	(3.15%)	(11.88%)
Expense (waivers)	(0.05%)	(8.57%)
Net of (waivers) and before deferred tax expense	(3.10%)	(3.31%)
Deferred tax benefit[8]	1.14%	1.23%
Net investment loss	(1.96%)	(2.08%)
Portfolio Turnover Rate	15%	69%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Shares commenced operations at the close of business May 22, 2012.
2. Per share amounts calculated based on average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for less than full period.
5. Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 2.75%.
6. Includes interest expense. Without interest expense, the net expense ratio would be 2.75%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

Year Ended
November 29,
Class I	2013*[1],2
Per Share Operating Data
Net asset value, beginning of period	$11.71
Income/(loss) from investment operations:
Net investment loss[3]	(0.06)
Return of capital[3]	0.23
Net realized and unrealized gain	0.26
Total from investment operations	0.43
Distributions to shareholders:
Return of capital	(0.33)
Net asset value, end of period	$11.81

Total Return, at Net Asset Value[4]	3.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense	2.38%
Expense (waivers)	(0.23%)
Net of (waivers) and before deferred tax expense	2.15%[6]
Deferred tax expense [7]	21.06%
Total expense	23.21%

Ratio of Investment Loss to Average Net Assets:[5]
Before (waivers) and deferred tax expense	(2.33%)
Expense (waivers)	(0.23%)
Net of (waivers) and before deferred tax expense	(2.10%)
Deferred tax benefit[8]	0.77%
Net investment loss	(1.33%)
Portfolio Turnover Rate	15%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Shares commenced operations at the close of business June 28, 2013.
2. Effective June 28, 2013, Class I shares were renamed Class Y shares.
3. Per share amounts calculated based on average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for less than full period.
6. Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 1.75%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

	Year Ended	Year Ended
	November 29,	November 30,
Class Y	2013*[1]	2012[1],2
Per Share Operating Data
Net asset value, beginning of period	$9.96	$10.00
Income/(loss) from investment operations:
Net investment loss[3]	(0.15)	(0.12)
Return of capital[3]	0.54	0.48
Net realized and unrealized gain	2.15	0.25
Total from investment operations	2.54	0.61
Distributions to shareholders:
Return of capital	(0.66)	(0.65)
Net asset value, end of period	$11.84	$9.96

Total Return, at Net Asset Value[4]	25.92%	6.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,776	$1,604
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense	2.20%	24.82%
Expense (waivers)	(0.05%)	(22.71%)
Net of (waivers) and before deferred tax expense	2.15%[6]	2.11%[6]
Deferred tax expense [7]	8.43%	(2.88%)
Total expense	10.58%	(0.77%)

Ratio of Investment Loss to Average Net Assets:[5]
Before (waivers) and deferred tax expense	(2.15%)	(24.82%)
Expense (waivers)	(0.05%)	(22.71%)
Net of (waivers) and before deferred tax expense	(2.10%)	(2.11%)
Deferred tax benefit[8]	0.78%	0.79%
Net investment loss	(1.32%)	(1.32%)
Portfolio Turnover Rate	15%	69%
* November 29, 2013 represents the last business day in the Fund's fiscal year.
1. Effective June 28, 2013, Class I shares were renamed Class Y shares.
2. The net asset value for the beginning of the period close of business December 30, 2011 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3. Per share amounts calculated based on average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for less than full period.
6. Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 1.75%.
7. Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8. Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated November 30, 2013, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-22363 SP1393.001.0414

Oppenheimer SteelPath MLP Funds Trust

March 28, 2014

Statement of Additional Information

This document contains additional information about the Funds and the Trust, and supplements information in the Funds' Prospectuses dated March 28, 2014. This Statement of Additional Information ("SAI") is not a prospectus. It should be read together with a Fund's Prospectus. The Funds' financial statements are incorporated by reference into this SAI from each Fund's most recent Annual Report.

This SAI, the Funds' Prospectuses, without charge, upon request, can also be viewed or downloaded online at the OppenheimerFunds internet website at www.oppenheimerfunds.com. They may also be obtained, without charge, upon request, by writing to OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling OppenheimerFunds Services at the toll-free number shown below.

OPPENHEIMER STEELPATH MLP FUNDS TRUST (the "Trust") is an investment company consisting of 4 separate series (each a "Fund" or the "Funds"). Any reference to the term "Fund" or "Funds" throughout this SAI refers to each Fund named below, unless otherwise indicated.

Oppenheimer SteelPath MLP Select 40 Fund	Oppenheimer SteelPath MLP Alpha Fund	Oppenheimer SteelPath MLP Income Fund	Oppenheimer SteelPath MLP Alpha Plus Fund

NYSE Ticker Symbols
Class A	MLPFX
Class C	MLPEX
Class I	OSPSX
Class Y	MLPTX
Class W	MLPYX
NYSE Ticker Symbols
Class A	MLPAX
Class C	MLPGX
Class I	OSPAX
Class Y	MLPOX
NYSE Ticker Symbols
Class A	MLPDX
Class C	MLPRX
Class I	OSPMX
Class Y	MLPZX
NYSE Ticker Symbols
Class A	MLPLX
Class C	MLPMX
Class I	OSPPX
Class Y	MLPNX

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.888.614.6614

Summary Prospectus
To Oppenheimer SteelPath MLP Select 40 Fund	https://www.oppenheimerfunds.com/fund/investors/documents/summaryprospectus/01383
To Oppenheimer SteelPath MLP Alpha Fund	https://www.oppenheimerfunds.com/fund/investors/documents/summaryprospectus/01387
To Oppenheimer SteelPath MLP Income Fund	https://www.oppenheimerfunds.com/fund/investors/documents/summaryprospectus/01390
To Oppenheimer SteelPath MLP Alpha Plus Fund	https://www.oppenheimerfunds.com/fund/investors/documents/summaryprospectus/01393

Additional Information About the Funds' Investment Policies and Risks

OFI SteelPath, Inc. ("SteelPath"), the Funds' investment adviser chooses the Funds' investments and provides related advisory services to the Funds. The portfolio managers, who are responsible for the day-to-day management of the Funds' portfolios, are employed by SteelPath. In this Statement of Additional Information ("SAI"), references to the "Manager" or the "investment adviser" mean SteelPath unless the context indicates otherwise or unless otherwise specified. The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc., referred to in this SAI as "OFI."

The investment objective, the principal investment policies and the main risks of the Funds are described in their Prospectuses. This SAI contains supplemental information about those policies and risks and the types of securities that the Funds' Manager can select for the Funds. Additional information is also provided about the strategies that the Funds may use to try to achieve their objectives.

The composition of the Funds' portfolios and the techniques and strategies that the Funds use in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below in seeking their objectives. They may use some of the investment techniques and strategies only at some times or they may not use them at all.

The Funds' Main Investment Policies

Master Limited Partnerships (MLPs). The Funds invest in MLPs that primarily derive their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal ("Midstream MLPs"), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids ("Upstream MLPs"), (iii) that process, treat, and refine natural gas liquids and crude oil ("Downstream MLPs"), and (iv) engaged in owning, managing, and the transportation of alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen and biodiesel ("Other Energy MLPs").

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. ("NYSE'') and the Nasdaq National Market System ("Nasdaq''). MLP common units can be purchased through open market transactions and underwritten offerings, but may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution ("MQD"), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units may be purchased directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Subordinated units may be purchased in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security's specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or OTC, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. MLP preferred units can be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights ("IDRs''), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade or that are unrated but judged to be below investment grade by the investment adviser at the time of purchase. A debt security of an MLP will be considered to be investment grade if it is rated as such by one of the rating organizations or, if unrated, are judged to be investment grade by the investment adviser at the time of purchase. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

I-Shares. I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Energy Infrastructure Industry. The Funds may invest in MLPs which are engaged in the: (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, and (iv) owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. These MLPs are subject to many of the risks associated with investments in the energy infrastructure companies, including the following:

  Commodity Risks. The return on an investment in an MLP will depend on the margins received by MLPs and energy infrastructure companies. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for MLPs and energy infrastructure companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
  Supply and Demand Risks. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a reduction in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely affect the financial performance or prospects of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, growing interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
  Operational Risks. MLPs and energy infrastructure companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some MLPs and energy infrastructure companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.
  Acquisition Risks. The ability of MLPs and energy infrastructure companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such acquisitions, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.
  Regulatory Risks. MLPs and energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and energy infrastructure companies.
  Rising Interest Rate Risks. The values of debt and equity securities of MLPs and energy infrastructure companies held by a Fund are susceptible to decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.
  Terrorism Risks. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. Events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an MLP's or energy infrastructure company's operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States' pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
  Weather Risks. Extreme weather patterns or environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the debt and equity securities of the MLPs and energy infrastructure industry in which a Fund may invest. This volatility may create fluctuations in commodity prices and earnings of MLPs and energy infrastructure companies.
  Catastrophe Risk. The operations of MLPs and energy infrastructure companies are subject to many hazards, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and energy infrastructure companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP's or energy infrastructure company's operations and financial condition and the securities issued by the company.
  Competition Risk. The MLPs and energy infrastructure companies may face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, MLPs and other diversified energy companies, will have superior financial and other resources.
  Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of MLPs and energy infrastructure companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an MLP or energy infrastructure company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an MLP or energy infrastructure company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
  Financing Risk. Some MLPs and energy infrastructure companies may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with MLPs and energy infrastructure companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us. In addition, certain MLPs and energy infrastructure companies are dependent on their parents or sponsors for a majority of their revenues.

Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies can include open-end funds, closed-end funds, business development companies and unit investment trusts. Exchange-traded funds ("ETFs"), which are typically open-end funds or unit investment trusts, are listed on a stock exchange. These investments may provide a way to gain exposure to segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio at times when it is not possible to buy those portfolio securities directly.

Investing in another investment company may involve paying a substantial premium above the value of that investment company's portfolio securities. The Fund does not intend to invest in other investment companies unless the investment adviser believes that the potential benefits of an investment justify the expenses. As a shareholder of an investment company, the Fund would be subject to its ratable share of that company's expenses, including its advisory and administration expenses.  Investments in other investment companies are subject to limits set forth in the Investment Company Act.

Special Risks of Investing in ETFs. As a shareholder of an ETF, a Fund would be subject to its ratable share of an ETF's expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund ( i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Private (Unregistered) Investment Companies. The Funds may invest in the securities of private investment companies, including "hedge funds" and private equity funds. Private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain oversight and regulatory requirements to which registered issuers are subject, including requirements of a certain degree of liquidity, limiting how much can be invested in a single investment, requiring that fund shares be redeemable, protecting against conflicts of interest, assuring fairness in pricing of fund shares, and limiting the use of leverage. They are typically not required to provide investors with information about their underlying holdings, fees and expenses and there may be very little public information available about their investments and performance. Additionally, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Registered fund units may not be redeemable at the investor's option and there may not be a secondary market for the sale of unregistered fund units. The Fund may not be able to get the money invested in an unregistered fund back. Moreover, unlike registered mutual funds, because shares of private investment companies are not publicly traded there typically are no specific rules on fund pricing, and a fair value for the fund's investment typically will have to be determined under policies approved by the Board. As with investments in publicly-registered investment companies, if a Fund invests in a private investment company, the Fund will be subject to its proportionate share of the advisory fees including, incentive compensation and other operating expenses. These fees can be substantial and would be in addition to the advisory fees and other operating expenses incurred by the Fund.

Investments in the securities of private investment companies are subject to the Funds' limitations on investment in illiquid securities.

Cash and Cash Equivalents. Cash equivalents include money market funds, certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements. As stated in the Prospectus, a Fund may invest up to 100% of its net assets in cash and cash equivalents for temporary defensive purposes.

Money Market Instruments. A Fund may invest in cash and cash equivalents, bankers' acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC").

Bank Obligations. Bank obligations include time deposits, certificates of deposit, bankers' acceptances and other bank obligations that are fully insured by the FDIC. The FDIC currently insures the deposits of member banks up to $250,000 per account. Bank obligations also include obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) or obligations of a foreign bank. Those banks may include commercial banks, savings banks, and savings and loan associations that may or may not be members of the FDIC. The other bank obligations may include short-term obligations that are uninsured, direct obligations bearing fixed, floating or variable interest rates. Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. Time deposits may be subject to withdrawal notices and penalties. Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

Bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of negative events affecting the banking industry. Obligations of foreign banks and foreign branches of U.S. banks are subject to additional risks, including negative political and economic developments in the country in which the bank or branch is located and actions by a foreign government that might adversely affect the payment of principal and interest on such obligations, such as the seizure or nationalization of foreign deposits. Additionally, U.S. and state banking laws and regulations may not apply to foreign branches of U.S. banks, and generally do not apply to foreign banks. Bank obligations may have a limited market and may be deemed "illiquid" unless the obligation, including principal amount plus accrued interest, is payable within seven days after demand. Time deposits that are subject to withdrawal notices and penalties, other than those maturing in seven days or less, are also considered illiquid investments.

The Funds may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The Funds would not own more than one such CD per such issuer.

Portfolio Turnover. "Portfolio turnover" describes the rates at which the Funds traded their portfolio securities during their last fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Funds' portfolio turnover rates will fluctuate from year to year, and any of the Funds may have portfolio turnover rates of more than 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for a Fund, which may reduce its overall performance.

Investment Policies Applicable to Oppenheimer SteelPath MLP Alpha Plus Fund
 In addition to the types of investments and investment strategies discussed above, Oppenheimer SteelPath MLP Alpha Plus Fund may also use the investments and investment strategies discussed below. As used in this section "Fund" refers to Oppenheimer SteelPath MLP Alpha Plus Fund. Please also see the Fund's Prospectus and the "Additional Information About the Funds' Investment Policies and Risks" section of this SAI.

Borrowing and Leverage. The Fund has the ability to borrow money, to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing, except that it may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

When the Fund borrows, it segregates or identifies securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fail to meet this 300% asset coverage requirement, it will reduce its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as "leverage." If the Fund does borrow, its expenses may be greater than comparable funds that do not borrow. The Fund will pay interest on loans, and that interest expense may raise the overall expenses of the Fund and reduce its returns. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the use of leverage may make the Fund's share prices more sensitive to interest rate changes and thus might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

Other Investments and Investment Strategies

Other Investment Techniques and Strategies. In seeking their respective objectives, the Funds may from time to time use the types of investment strategies and investments described below. They are not required to use all of these strategies at all times, and at times may not use them.

Caps, Floors and Collars. A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and a seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.

Derivatives. The Funds can invest in a variety of derivative investments, including swaps, "structured" notes, convertible notes, options, forward contracts and futures contracts, to seek income or for hedging purposes. The use of derivatives requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If a derivative instrument is used at the wrong time or judges market conditions incorrectly, the use of derivatives may reduce a Fund's return.

Although they are not obligated to do so, the Funds can use derivatives to hedge. To attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could:

  sell futures contracts,
  buy puts on such futures or on securities, or
  write covered calls on securities or futures. Covered calls may also be used to increase a Fund's income.

The Funds can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case a Fund would normally seek to purchase the securities and then terminate that hedging position. A Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so a Fund could:

  buy futures, or
  buy calls on such futures or on securities.

A Fund's strategy of hedging with futures and options on futures will be incidental to that Fund's activities in the underlying cash market. The particular hedging strategies a Fund can use are described below. A Fund may employ new hedging strategies when they are developed, if those investment methods are consistent with that Fund's investment objectives and are permissible under applicable regulations governing that Fund.

"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, or a commodity or to the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the Fund might receive less interest than the stated coupon payment or receive less principal upon maturity of the structured note. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.  In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of these notes over time.

Swaps. The Funds may enter into swap agreements, including interest rate, total return, credit default and volatility swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset or reference. Generally, a Fund may enter into a swap agreement to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, collateralize cash, obtain leverage, or reduce risk arising from ownership of a particular security or instrument. A Fund will identify liquid assets on that Fund's books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

The Funds may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party.

The use of swap agreements by the Funds entails certain risks. The swaps market is generally unregulated. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments and may be considered illiquid by a Fund. Swap agreements entail credit risk arising from the possibility that the counterparty will default. If the counterparty defaults, a Fund's loss will consist of the net amount of contractual payments that that Fund has not yet received. The investment adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis. A Fund's successful use of swap agreements is dependent upon the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may effectively add leverage to a Fund's portfolio because that Fund would be subject to investment exposure on the notional amount of the swap.

  Interest Rate Swaps. In an interest rate swap, a Fund and another party exchange their right to receive or their obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by a Fund under a swap agreement will be greater than the payments it receives.
  Total Return Swaps. Under a total return swap, one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the investment adviser.
  Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The Funds may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified issuer. The Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured security. Credit default swaps may refer to a single security or on a basket of securities.

If a Fund buys credit protection using a credit default swap and a credit event occurs, that Fund will deliver the defaulted bonds underlying the swap and the swap counterparty will pay the par amount of the bonds. Alternatively, the credit default swap may be cash settled where the seller of protection will pay the buyer of protection the difference between the par value and the market value of the defaulted bonds. If a Fund sells credit protection using a credit default swap and a credit event occurs, that Fund will pay the par amount of the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that a Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If a Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If a Fund is buying credit protection, there is a risk that no credit event will occur and that Fund will receive no benefit for the premium paid. In addition, if a Fund is buying credit protection and a credit event does occur, there is a risk when that Fund does not own the underlying security, that Fund will have difficulty acquiring the bond on the open market and may receive adverse pricing.

  Volatility Swap Contracts. The Funds may enter into volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes. For volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk of an incorrect forecast regarding the volatility of the underlying asset or reference.

Swap Options and Swap Forwards. The Funds also may enter into options on swaps as well as forwards on swaps. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement on pre-designated terms. The Funds may write (sell) and purchase put and call swap options. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap. The Funds generally will incur a greater risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid if that Fund lets the option expire unexercised. When a Fund writes a swap option it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

Futures. The Funds can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"), broadly-based securities indices ("stock index futures" and "bond index futures"), foreign currencies, commodities and an individual stock ("single stock futures").

A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

The Funds can invest a portion of their assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Funds may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

No money is paid or received by the Funds on the purchase or sale of a future. Upon entering into a futures transaction, the Funds will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Funds' custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to expiration of the future, the Funds may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Fund. Any loss or gain on the future is then realized by that Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Put and Call Options. The Funds can buy and sell exchange-traded and over-the-counter put options ("puts") and call options ("calls"), including index options, securities options, currency options, commodities options and options on futures.

Writing Call Options. The Funds may write (that is, sell) calls. If a Fund sells a call option, it must be covered. That means a Fund must own the security subject to the call while the call is outstanding, or the call must be covered by segregating liquid assets to enable that Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of a Fund's total assets that may be subject to covered calls that Fund writes.

When a Fund writes a call on a security, it receives cash (a premium). That Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. That Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium that Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case that Fund would keep the cash premium and the investment.

When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, that Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, that Fund would keep the cash premium.

A Fund's custodian bank, or a securities depository acting for the custodian, will act as that Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which that Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When a Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which that Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (i.e., the option is "in the money"). When that Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the market-to-market value of the underlying security, unless the option is subject to a buy-back agreement with the executing broker.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." That Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call that Fund wrote is more or less than the price of the call that Fund purchases to close out the transaction. That Fund may realize a profit if the call expires unexercised, because that Fund will retain the underlying security and the premium it received when it wrote the call. If that Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

A Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, that Fund must cover the call by segregating an equivalent dollar amount of liquid assets as identified in that Fund's books. That Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would that Fund's receipt of an exercise notice as to that future require that Fund to deliver a futures contract. It would simply put that Fund in a short futures position, which is permitted by that Fund's hedging policies.

Writing Put Options. The Funds may write (that is, sell) put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put must be covered by segregated liquid assets.

If a Fund writes a put, the put must be covered by liquid assets identified in that Fund's books. The premium a Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, a Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

If a put a Fund has written expires unexercised, that Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, that Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, that Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs that Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. That Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require that Fund to take delivery of the underlying security and pay the exercise price. That Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, that Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once that Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

A Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit that Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. That Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.

Purchasing Puts and Calls. The Funds may purchase call options. When a Fund buys a call (other than in a closing purchase transaction), it pays a premium. That Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

A Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and that Fund exercises the call. If that Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case that Fund will have paid the premium but lost the right to purchase the underlying investment.

A Fund can buy puts whether or not it owns the underlying investment. When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on an investment the Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on securities or futures a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Buying and Selling Options on Foreign Currencies. The Funds can buy and sell exchange-traded and over-the-counter put options and call options on foreign currencies. A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

If the investment adviser anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the investment adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to a Fund's position. That Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, that Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with that Fund's custodian bank.

Risks of Hedging with Options and Futures. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the investment adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund might cause that Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause that Fund to sell the related investments for reasons that would not exist in the absence of the put.

A Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by a Fund is exercised on an investment that has increased in value, that Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of a Fund's securities. For example, it is possible that while a Fund has used derivative instruments in a short hedge, the market may advance and the value of the securities held in that Fund's portfolio might decline. If that occurred, that Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the derivative instruments are based.

The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, that Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use derivative instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the securities purchased.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund can also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

A Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of that Fund's commitment under forward contracts. A Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate that Fund to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

However, to avoid excess transactions and transaction costs, a Fund may maintain a net exposure to forward contracts in excess of the value of that Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases a decision might be made to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring a Fund to sell a currency, that Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Regulatory Aspects of Derivatives and Hedging Instruments. As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Manager must either operate within certain guidelines and restrictions with respect to a Fund's use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a "commodity pool operator" ("CPO") with respect to a Fund, and, upon the finalization of additional CFTC rules, be required to operate a Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for "bona fide hedging purposes," or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

While the Manager will be registered as a CPO under the CEA, the Manager currently intends to limit a Fund's use of futures, options on such futures, commodity options and certain swaps in order to permit such Fund to continue to claim an exemption under the CFTC rules. As such, with respect to the management of a Fund, the Manager will not be subject to the disclosure, reporting and recordkeeping requirements under the CFTC rules.

Financial reform legislation enacted in 2010 that is currently being implemented imposes execution and clearing requirements on certain types of over-the-counter derivatives, among other things. In a cleared derivatives transaction, a Fund's ultimate counterparty is a central derivatives clearing organization, or clearing house, rather than a bank or broker. A Fund will enter into cleared derivatives transactions with an executing broker. Such transactions then will be submitted for clearing and, if cleared, will be held in accounts at regulated futures commission merchants that are members of central clearing house counterparties. In contrast to bilateral derivatives transactions, cleared derivatives transactions are submitted for clearing to central clearing house counterparties immediately following execution of the agreement. Central clearing house counterparties and the members of such clearing houses generally can require termination of existing cleared derivatives transactions at any time, and can also require increases in margin above the margin that was required at the beginning of a transaction.

A Fund is also subject to the risk that, after entering into a cleared derivatives transaction, no futures commission merchant or clearing house counterparty is willing or able to clear the transaction on a Fund's behalf. In such an event, a Fund is likely to have to pay a termination amount to the executing broker. Further, the assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund's futures commission merchant or the clearing house counterparty, because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the futures commission merchant's customers. Also, a Fund is subject to the risk that the futures commission merchant will use a Fund's assets, which are held in an omnibus account with assets belonging to the futures commission merchant's other customers, to satisfy payment obligations of a defaulting customer of the futures commission merchant to the clearing house counterparty. In addition, futures commission merchants generally provide to the clearing house counterparty the net amount of variation margin required for cleared derivatives for all customers in the aggregate, rather than the gross amount for each customer. A Fund is therefore subject to the risk that a clearing house counterparty will not make variation margin payments owed to a Fund if another customer of the futures commission merchant has suffered a loss and is in default. In cleared derivatives transactions, a Fund is also required to post initial as well as variation margin, thus increasing the cost of transacting in this type of instrument.

The ultimate impact of the 2010 financial reform legislation and related regulations remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to a Fund of, derivatives transactions.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which a Fund may invest are treated as "Section 1256 contracts" under the IRC. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized.

Certain forward contracts a Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by that Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the IRC, the following gains or losses are treated as ordinary income or loss:

  gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities, and gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the IRC for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

Equity Securities. Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will generally behave more like an equity security. In that case, its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," a number of factors may be considered, including:

  whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;
  whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;
  whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and
  the extent to which the convertible security may participate in any appreciation in the price of the issuer's common stock.

Preferred Stock. Preferred stock are equity securities that have a dividend rate payable from the company's earnings. Their stated dividend rate causes preferred stock to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stock may be less attractive and the price of those securities will likely decline. If interest rates fall, their price will likely increase.

Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. "Participating" preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. "Auction rate" preferred stock has a dividend rate that is set by a Dutch auction process.

Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.

Preferred stock do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Limited Liability Company Common Units. Some energy infrastructure companies in which a Fund may invest have been organized as Limited Liability Companies ("LLCs"). Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, a Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC's success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a minimum quarterly distribution ("MQD") prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC's remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Affiliates. The Funds may invest in the equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

Pay-in-kind (PIK) Securities. Pay-in-kind ("PIK") securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, a Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, a Fund may be required to accrue income on certain PIK securities for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments.

Private Equity and Debt Investments. Private equity investments, which include private investments in public equity (‘‘PIPEs''), and private debt investments, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. A Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission (‘‘SEC'') reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which a Fund invests.

Private Investments in Public Equity (PIPEs). Shares in private investments in public equity ("PIPEs") generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the investment adviser determines the liquidity of portfolio investments. The holdings of illiquid and restricted securities are monitored on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.  Liquidity may dissipate at anytime and there can be no assurance that the investment adviser's liquidity determinations will be correct or that a reduction in liquidity will not occur between the time such determination is made and an event prompting the Fund to sell a security.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the security might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the investment adviser under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Temporary Defensive and Interim Investments. When market conditions are unstable, or the investment adviser believes it is otherwise appropriate to reduce holdings in stocks or bonds, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

  obligations issued or guaranteed by the U.S. government or its instrumentalities or agencies, commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization, short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard & Poor's or a comparable rating by another rating organization), or unrated securities judged by the investment adviser to have a comparable quality to rated securities in those categories, certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Other Investments and Investment Strategies Applicable to Oppenheimer SteelPath MLP Alpha Plus Fund
In addition to the types of investments and investment strategies discussed above, Oppenheimer SteelPath MLP Alpha Plus Fund may also use the investments and investment strategies discussed below. As used in this section "Fund" refers to the Oppenheimer SteelPath MLP Alpha Plus Fund. Please also see the Fund's Prospectus and the "Additional Information About the Funds' Investment Policies and Risks" section of this SAI.

Debt Securities. The types of debt securities in which the Fund may invest are described in the Prospectus under "Principal Investment Strategies" and "About the Fund's Investments." In general, debt securities may be subject to the risks described below and in the Prospectus.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

In making investments in debt securities, the inveestment adviser may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they may be assigned a rating by the investment adviser in categories similar to those of a rating organization.

The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the investmert adviser's evaluation of investment opportunities available within the debt securities markets.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, the issuer will repay the security prior to the security's expected maturity, or with respect to certain fixed-income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as "junk bonds") are those rated below investment grade by S&P, Moody's, Fitch or other nationally recognized statistical rating organization or unrated securities the investment adviser believes are of comparable quality. The investment adviser continuously monitors the issuers of below-investment-grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. While below-investment-grade securities generally may have a higher yield than securities rated in the higher rating categories, they are subject to increased risks. Below-investment-grade securities are considered to be speculative with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade rated securities, especially during times of weakening economic conditions or rising interest rates. The major risks of below-investment-grade securities include:

  Prices of below-investment-grade securities are subject to extreme price fluctuations, even under normal market conditions. Negative economic developments may have a greater impact on the prices of below-investment-grade securities than on those of other higher-rated fixed income securities. In addition, the market values of below-investment-grade securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates.
  Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. The issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of higher-grade securities. Below-investment-grade securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. If the issuer experiences financial stress, it may not be able to pay interest and principal payments in a timely manner. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments or the unavailability of additional financing. In the event of a default of an issuer of a below-investment-grade security, the Fund may incur expenses to the extent necessary to seek recovery or to negotiate new terms.
  Below-investment-grade securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which could limit the Fund's ability to fully recover principal or to receive interest payments when senior securities are in default. As a result, investors in below-investment-grade securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.
  There may be less of a market for below-investment securities and as a result they may be harder to sell at an acceptable price. Not all dealers maintain markets in all below-investment-grade securities. As a result, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many below-investment-grade securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. In addition, the trading volume for below-investment-grade securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain below-investment-grade securities due to the limit number of investors in that sector of the market. When the secondary market for below-investment-grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund's securities and judgment plays a more important role in determining such valuations.
  Below-investment-grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. During times of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and finance them with securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.
  Below-investment-grade securities markets may also react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. An increase in interest rates could severely disrupt the market for below-investment-grade securities. Additionally, below-investment-grade securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's net asset value and investment practices, the secondary market for below-investment-grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding below-investment-grade securities, especially in a thinly traded market.

These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund's exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.

While securities rated "Baa" by Moody's, "BBB" by S&P or Fitch, or the similar category by the investment adviser if an unrated security, are investment-grade, they may be subject to special risks and have some speculative characteristics.

Bank Loans. Bank loan interests are a form of direct debt instrument in which a Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured bank loans. Many banks have been weakened by the recent financial crisis, and it may be difficult for a Fund to obtain an accurate picture of a lending bank's financial condition. Bank loans are subject to the same risks as other fixed income instruments described in the Prospectus and this SAI.

Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody's. Securities rated BBB by S&P® are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. The Funds may also invest in unrated securities.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Floating Rate and Variable Rate Obligations. Some debt securities have variable or floating interest rates. The interest rates on floating rate obligations change based on changes to a stated prevailing base market interest rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, LIBOR or some other standard. The interest rate on a floating rate obligation is adjusted automatically at specified times to give effect to changes in the base rate. The interest rate on a variable rate obligation is adjusted at stated periodic intervals to reflect current market interest rates. Generally, the changes in the interest rate on floating and variable rate obligations reduce the fluctuation in their market value, so the potential for capital appreciation or depreciation is less than that for comparable fixed-rate obligations.

Floating rate and variable rate obligations may have features that permit the holder to recover the principal amount of the security at specified intervals, generally not exceeding one year, upon notice to the issuer. Variable rate obligations may have a demand feature that allows the holder to tender the obligation to the issuer or a third party at certain times, generally for par value plus accrued interest, according to the terms of the obligations. The issuer of a demand obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the security plus accrued interest. The issuer usually must provide a specified number of days' notice to the holder. Variable rate demand obligations may include master demand notes, which are obligations that permit the fund to invest fluctuating amounts in them.

The credit quality of a floating rate or variable rate obligation may be enhanced by being backed by a letter of credit or guarantee issued by a financial institution, corporation, the U.S. government or other entity.

Zero-Coupon Securities. The Funds can buy zero-coupon and delayed-interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. They can include, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Funds might have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Exchange-Traded Notes. Exchange-traded notes (‘‘ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A Fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Institutions must meet credit requirements set by the investment adviser from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the institution fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The investment adviser will monitor the institution's creditworthiness to confirm that it is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with the affiliated entities managed by the investment adviser or its affiliates, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Funds may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of a debt obligation to a party for a specified price, with the simultaneous agreement to repurchase it from that party on a future date at a higher price. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the price that a Fund is required to repurchase them. A Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements until payment is made to the other party.

U.S. Government Securities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government and are subject to relatively little credit risk. Obligations of U.S. government agencies or instrumentalities (including mortgage-backed securities) may be guaranteed or supported by the "full faith and credit" of the United States or may be backed by the right of the issuer to borrow from the U.S. Treasury or by the discretionary authority of the U.S. government to purchase the agencies' or instrumentalities' obligations. Others are supported only by the credit of the agency or instrumentality. "Full faith and credit" means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency or instrumentality issuing the obligation for repayment.

U.S. Treasury Obligations. These securities are directly issued by the U.S. Treasury. They include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one year and up to ten years when issued), Treasury bonds (which have maturities of more than ten years when issued), and Treasury Inflation-Protection Securities. Other U.S. Treasury obligations include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank and zero-coupon U.S. Treasury securities. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates.

Treasury Inflation-Protection Securities ("TIPS"). TIPS are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds and Federal Home Loan Mortgage Corporation obligations.

Mortgage-Related U.S. Government Securities. A variety of mortgage-related securities are issued by U.S. government agencies or instrumentalities. Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities. The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. government agency or instrumentality or mortgage loans insured by a U.S. government agency.

Some mortgage-related securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations ("Ginnie Maes"), are backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow from the U.S. Treasury under certain circumstances (for example, "Fannie Mae" bonds issued by Federal National Mortgage Association and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks).

In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of the Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the U.S. Treasury will ensure that each company maintains a positive net worth.

Investment Restrictions

In addition to having a number of investment policies and restrictions identified in the Prospectuses or elsewhere as "fundamental policies," the Funds have other investment restrictions that are fundamental policies, described below.

Diversification. The Select 40 Fund is classified as a "diversified" fund under the Investment Company Act. Currently, under the Investment Company Act a "diversified" fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

The Alpha, Income and Alpha Plus Funds are classified as a "non-diversified" funds under the Investment Company Act. As discussed above, funds that are diversified have restrictions against investing a higher percentage of their assets in the securities of any one issuer. However, as a non-diversified fund, the Alpha, Income and Alpha Plus Funds each can invest more of its assets in the securities of a single issuer than it could if it was classified as a diversified fund.

Being a non-diversified fund may pose additional investment risks. If a Fund invests more of its assets in a particular issuer, the value of its investments may be affected to a greater extent by adverse conditions affecting that issuer.

Fundamental Policies. The Funds have adopted policies and restrictions to govern their investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of each Fund's outstanding voting securities which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

Each Fund's investment objective is a non-fundamental policy. Other policies and restrictions described in the Funds' Prospectuses or this SAI are "fundamental" only if they are identified as such. The Funds' Board of Trustees can change non-fundamental policies and restrictions without shareholder approval. However, significant changes to investment policies and restrictions will be described in supplements or updates to a Fund's Prospectus or this SAI, as appropriate. The Funds' most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of each Fund.

  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
  The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except that the Fund may invest without limit in the instruments of the group of industries that comprise the energy sector, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund's investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
  The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
  The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
  The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Non-fundamental Investment Restrictions.

None of the Funds can invest in the securities of other registered investment companies or regsitered unit investment trusts in reliance on sub paragraph (F) or (G) of Section 12(d)(1) of the Investment Company Act.

Additional Information about the Funds' Investment Restrictions

The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Investment Company Act prohibits a fund from issuing ""senior securities,"" which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.

Currently, under the Investment Company Act, and an Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Under the Investment Company Act a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.

Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Investment Company Act does not define what constitutes "concentration" in an industry. However, the SEC has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Unless a Fund's Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time that a Fund makes an investment (except in the case of borrowing and investments in illiquid securities). A Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about a Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about a Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Funds, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of a Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by a Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, a Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, a Fund's portfolio holdings may be released in accordance with the Fund's, the Manager's/Manager's, the Distributor's and the Transfer Agent's policies and procedures regarding dissemination of information about the Fund's portfolio holdings.

  Public Disclosure.The Funds' portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its annual and semi-annual reports to shareholders and in its Schedule of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the Funds' portfolio holdings information, as of the end of each calendar month, may be posted and available on the Funds' website (at www.oppenheimerfunds.com) no sooner than 30 days after the end of each calendar month. The top 20 month-end securities holdings, listed by security or by issuer, may be posted on the OppenheimerFunds website with a 15-day delay. The Funds may delay posting their holdings, post a smaller list of holdings (e.g., the top 10 or top 15 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed 15 days after the end of each calendar month.

The Funds' portfolio holdings information (which may include information on the Funds' entire portfolio of individual securities therein) positions may be released to the following categories of individuals or entities pursuant to ongoing arrangements, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and will not use such information in any way that is detrimental to the Manager, its affiliates and the Funds or (2) as a member of the Funds' Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Funds' policies and procedures and (b) not to trade for his or her personal account on the basis of such information.

  Employees of the Funds' Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Funds' independent registered public accounting firm;
  Members of the Funds' Board and the Board's legal counsel;
  The Funds' custodian bank;
  The Funds' financial printers;
  A proxy voting service designated by a Fund and its Board (Institutional Shareholder Services Inc.);
  Rating/ranking organizations (Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices (Bloomberg Finance L.P., Interactive Data Pricing and Reference Data LLC, ITG Inc., Markit North America, Inc., Pluris Valuation Advisors LLC, Pricing Direct Inc., Prism Valuation Inc., Standard & Poor's Securities Evaluation, Inc., and Thomson Reuters (Markets) LLC); and
  Insurance companies that have separate accounts invested in Oppenheimer Variable Account Funds or Panorama Series Fund (to prepare their financial statements and analysis).

Month-end lists of the Funds' complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 5 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers in the Manager'sInvestment Operations and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign a portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding a Fund's holdings and agreeing not to use such information in any way that is detrimental to the Manager, its affiliates and the Fund.

Portfolio holdings may be disclosed for legitimate business purposes to brokers and dealers for purposes of providing portfolio analytic services, in connection with portfolio transactions (purchases and sales), and to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund's regular pricing services). Portfolio holdings also may be disclosed for legitimate business purposes to consultants for pension plans that invest in Oppenheimer funds and sponsors of 401(k) plans that include Oppenheimer funds.

Portfolio holdings information (which may include information on a Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where a Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements); and
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Funds' shareholders may, under unusual circumstances (such as a lack of liquidity in a Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.
Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Funds and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with applicable policies and procedures. At least annually the CCO reports to the Funds' Board any material violation of these policies and procedures during the previous period and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Funds have entered into ongoing arrangements, in addition to those described above, to make available information about the Funds' portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Bloomberg L.P.	Fidelity Management & Research Company	The Yield Book Inc.
Brown Brothers Harriman & Co.	MSCI Inc.
FactSet Research Systems Inc.	Sungard Investment Systems, LLC

How the Funds are Managed

Organization and History. The Trust, originally named the Alerian MLP Funds Trust, was organized as a Delaware Statutory Trust on December 1, 2009. On February 12, 2010, the name of the Trust was changed to the SteelPath MLP Funds Trust. Shortly thereafter, the name of each of the Alerian MLP Select 40 Fund, Alerian MLP Alpha Fund and Alerian MLP Income Fund was changed to SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund and SteelPath MLP Income Fund, respectively. On December 3, 2012, the name of each Fund was changed to Oppenheimer SteelPath MLP Select 40 Fund ("Select 40 Fund"), Oppenheimer SteelPath MLP Alpha Fund ("Alpha Fund"), Oppenheimer SteelPath MLP Income Fund ("Income Fund"), and Oppenheimer SteelPath MLP Alpha Plus Fund ("Alpha Plus Fund"). On January 28, 2013, the name of the Trust was changed from The SteelPath MLP Funds Trust to Oppenheimer SteelPath MLP Funds Trust.

Classes of Shares. The Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

Each Fund currently has four classes of shares: Class A, Class C, Class Y and Class I. The Select 40 Fund also has Class W shares, which are no longer offered. Only certain institutional investors may purchase Class Y shares. All classes invest in the same investment portfolio. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Class Y Share Availability.

Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:

  Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment advisor or other financial intermediary;
  "Institutional investors" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs ; and family offices; and
  Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.

Voluntary Conversion to Class Y Shares. For shareholders who currently hold other classes of Fund shares, but are authorized to purchase Class Y shares, those shareholders can convert their eligible existing shares to Class Y shares of the Fund either through their financial intermediary or by submitting written instructions to the Transfer Agent. Shares that are subject to a contingent deferred sales charge ("CDSC") are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Class I Share Availability.

Class I shares are not available directly to individual investors. They are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:

  make a minimum initial investment of $5 million or more per account (waived for retirement plan service provider platforms);
  trade through an omnibus, trust, or similar pooled account; and
  be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices.

No commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finder's fees," administrative fees or other similar fees will be paid with respect to Class I shares. The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

Voluntary Conversion to Class I Shares. Shareholders who currently hold other classes of Fund shares but are eligible to purchase Class I shares can convert their eligible existing shares to Class I shares of the Fund either through their financial intermediary or by submitting an application to the Transfer Agent. Shares of another share class that are subject to a contingent deferred sales charge, commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finders fees," administrative fees or other similar fees are not eligible to convert to Class I shares. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class I shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Class W Share Availability for Select 40 Fund
Effective August 30, 2013, Class W shares of Select 40 are no longer offered for purchase. Other information about Class W shares is included in the Prospectus.

Board of Trustees and Oversight Committees

The Funds are governed by a Board of Trustees, which is responsible for overseeing the Funds. The Board is led by Sam Freedman, an independent trustee, who is not an "interested person" of the Funds, as that term is defined in the Investment Company Act. The Board meets periodically throughout the year to oversee the Funds' activities, including to review their performance, oversee potential conflicts that could affect the Funds, and review the actions of the Manager. With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Manager, internal auditors, the Funds' Chief Compliance Officer, the Funds' outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.

The Board has an Audit Committee, a Review Committee and a Governance Committee. Each of the Committees is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Funds because it allocates areas of responsibility among the committees in a manner that enhances the Board's oversight.

During the Fund's fiscal year ended November 30, 2013, the Audit Committee held 4 meetings, the Review Committee held 4 meetings and the Governance Committee held 3 meetings.

The members of the Audit Committee are F. William Marshall, Jr. (Chairman), Edward L. Cameron, Jon S. Fossel, Karen L. Stuckey and James D. Vaughn. The Audit Committee selects the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation on certain investments.

The members of the Review Committee are Richard F. Grabish (Chairman), Beverly L. Hamilton, Victoria J. Herget and Robert J. Malone. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reviews Fund performance and expenses as well as oversees several of the Fund's principal service providers and certain policies and procedures of the Fund. The Review Committee also reviews certain reports from and meets periodically with the Fund's Chief Compliance Officer.

The members of the Governance Committee are Beverly L. Hamilton (Chairman), Edward L. Cameron, Richard F. Grabish, Victoria J. Herget, Robert J. Malone, F. William Marshall, Jr., Karen L. Stuckey and James D. Vaughn. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees Fund governance and the nomination of Trustees, including Independent Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board's diversity. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustee it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address on the front cover of this SAI.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee of the Fund.

Each Independent Trustee has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Funds

Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also trustees of the following Oppenheimer funds (referred to as "Denver Board Funds"):

Oppenheimer Capital Income Fund	Oppenheimer SteelPath MLP Funds Trust:
Oppenheimer Cash Reserves	Oppenheimer SteelPath Alpha Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer SteelPath Alpha Plus Fund
Oppenheimer Corporate Bond Fund	Oppenheimer SteelPath MLP Income Fund
Oppenheimer Currency Opportunities Fund	Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer Emerging Markets Local Debt Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund	Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Global High Yield Fund	Oppenheimer Variable Account Funds:
Oppenheimer Global Strategic Income Fund	Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Integrity Funds:	Oppenheimer Capital Income Fund/VA
Oppenheimer Core Bond Fund	Oppenheimer Core Bond Fund/VA
Oppenheimer International Bond Fund	Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Limited-Term Government Fund	Oppenheimer Diversified Alternatives Fund/VA
Oppenheimer Main Street Funds	Oppenheimer Equity Income Fund/VA
Oppenheimer Main Street Select Fund	Oppenheimer Global Fund/VA
Oppenheimer Main Street Small Cap Fund	Oppenheimer Global Strategic Income Fund/VA
Oppenheimer Main Street Small- & Mid-Cap Fund	Oppenheimer Main Street Fund/VA
Oppenheimer Master Event-Linked Bond Fund, LLC	Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Master Inflation Protected Securities Fund, LLC	Oppenheimer Money Fund/VA
Oppenheimer Master Loan Fund, LLC	Panorama Series Fund:
Oppenheimer SteelPath Master MLP Fund, LLC	Oppenheimer International Growth Fund/VA
Oppenheimer Ultra-Short Duration Fund

Messrs. Cartner, Edwards, Gabinet, Glavin, Kennedy, Legg, McCain, O'Donnell, Picciotto, Watson, and Wixted and Mss. Bloomberg, Burley, Kantesaria, LaFond, and Nasta, who are officers of the Funds, hold the same offices with one or more of the other Denver Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of March 1, 2014 the Trustees/Directors and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager and its subsidiaries, other than the shares beneficially owned under that plan by the officers of the Funds. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Trustee has served the Fund in the following capacities from the following dates:
Independent Trustees	Position(s)	Length of Service
Sam Freedman	Board Chairman	Since 2013
	Trustee	Since 2012
Edward L. Cameron	Trustee	Since 2012
Jon S. Fossel	Trustee	Since 2012
Richard F. Grabish	Trustee	Since 2012
Beverly L. Hamilton	Trustee	Since 2012
Victoria J. Herget	Trustee	Since 2012
Robert J. Malone	Trustee	Since 2012
F. William Marshall, Jr.	Trustee	Since 2012
Karen L. Stuckey	Trustee	Since 2012
James D. Vaughn	Trustee	Since 2012
Interested Trustee
William F. Glavin, Jr.	Trustee	Since 2012

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupations(s) During the Past 5 Years; Other Trusteeship Held	Portfolios Overseen in Fund Complex
Sam Freedman (1940), Chairman of the Board of Trustees	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OFI and with subsidiary or affiliated companies of OFI (until October 1994). Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	39
Edward L. Cameron (1938), Trustee	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 - June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	39
Jon S. Fossel (1942), Trustee

Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OFI; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of OFI), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		39
Richard F. Grabish (1948), Trustee

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		39
Beverly L. Hamilton (1946), Trustee

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		39
Victoria J. Herget (1951), Trustee

Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		39
Robert J. Malone (1944), Trustee

Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		39
F. William Marshall, Jr. (1942), Trustee

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		43*
Karen L. Stuckey (1953), Trustee

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women's Investment Management Forum (professional organization) since inception. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		39
James D. Vaughn (1945), Trustee

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		39

*Includes four open-end investment companies: MassMutual Select Funds, MML Series Investment Fund, MassMutual Premier Funds and MML Series Investment Fund II. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds, MML Series Investment Fund, MassMutual Premier Funds and MML Series Investment Fund II to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

Mr. Glavin is an "Interested Trustee/Director" because he is affiliated with the Manager and OFI by virtue of his positions as an officer and director of the Manager and a director of OFI, and as a shareholder of OFI's parent company. Both as a Trustee/Director and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New
York 10281-1008.

Interested Trustee and Officer
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin, Jr. (1958) Trustee, President and Principal Executive Officer

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of OFI (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of OFI (since January 2009); President of OFI (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. ("OAC") (OFI's parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

90

The addresses of the officers in the chart below are as follows: for Messrs. Edwards, Gabinet, and Glavin, and Mss. Bloomberg, Kantesaria, and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Cartner and Watson, 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201, and for Messrs. Kennedy, Legg, O'Donnell, Petersen, Vandehey and Wixted and Mss. Bullington and LaFond, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement death or removal.

Each of the Officers has served the Funds in the following capacities from the following dates:
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2012
Christina Nasta	Vice President and Chief Business Officer	Since 2012
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2012
Mary Ann Picciotto	Chief Compliance Officer	Since 2014
James McCain	Vice President	Since 2012
Stuart Cartner	Vice President	Since 2012
Brian Watson	Vice President	Since 2012
Julie Burley	Assistant Treasurer	Since 2013
Mathew O'Donnell	Assistant Treasurer	Since 2012
Jan Miller	Assistant Treasurer	Since 2013
James A. Kennedy	Assistant Treasurer	Since 2012
Arthur S. Gabinet	Secretary and Chief Legal Officer	Since 2012
Lisa I. Bloomberg	Assistant Secretary	Since 2012
Randy G. Legg	Assistant Secretary	Since 2012
Taylor V. Edwards	Assistant Secretary	Since 2012
Amee Kantesaria	Assistant Secretary	Since 2012
Gloria LaFond	Blue Sky Officer	Since 2012

Other Information About the Officers of the Funds
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
Stuart Cartner (1961) Vice President	Vice President of the Advisor since December 2012; Member and Portfolio Manager, 2009 − 2012, SteelPath Fund Advisors LLC; Member and Portfolio Manager, 2007 − 2012 SteelPath Capital Management LLC; Goldman Sachs, Vice President, 1988 − 2007	4
Brian Watson (1974) Vice President	Vice President of the Advisor since December 2012; Member and Portfolio Manager, SteelPath Fund Advisors LLC 2009 – 2012; Portfolio Manager, Swank Capital LLC, a Dallas, Texas-based investment firm, 2005 – 2009.	4
James McCain (1952) Vice President	Vice President of the Advisor since December 2012; formerly, Chief Compliance Officer of the Trust; SteelPath Capital Management LLC, Chief Compliance Officer; SteelPath Fund Advisors, LLC, Chief Compliance Officer; Brazos Capital Management, Chief Compliance Officer; PineBridge Mutual Funds, Chief Compliance Officer, Secretary and Anti-Money Laundering Officer (2007 − 2012); G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds, Chief Compliance Officer (2004 − 2007)	4

Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Mary Ann Picciotto (1973) Chief Compliance Officer

Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OFI, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

		90
Christina M. Nasta (1973) Vice President and Chief Business Officer	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of OFI (July 2010-December 2012); Vice President of OFI (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010).	90
Brian W. Wixted (1959) Treasurer and Principal Financial & Accounting Officer

Senior Vice President of the Manager (since January 2013); Treasurer of OFI, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OFI) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008).

		90
Julie Burley (1981) Assistant Treasurer	Vice President of OFI Global Asset Management, Inc. (since October 2013). Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013), Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008).	90
James A. Kennedy (1958) Assistant Treasurer	Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Senior Vice President of OFI (September 2006-December 2012.)	90
Jan Miller (1963) Assistant Treasurer	Assistant Vice President of OFI Global Asset Management, Inc. (since 2013); Assistant Vice President of OFI (2005-December 2012); Assistant Vice President in OFI's Fund Accounting department (November 2004 to March 2006).	90
Mathew O'Donnell (1967) Assistant Treasurer	Vice President of OFI Global Asset Management, Inc. (since January 2013); Vice President of OFI (January 2008-December 2012); Accounting Policy Director of OFI (May 2007-March 2012).	90
Arthur S. Gabinet (1958) Secretary and Chief Legal Officer

Executive Vice President, Secretary and General Counsel of OFI Global Asset Management, Inc. (since January 2013); General Counsel SteelPath (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OFI; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of OFI (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

		90
Lisa I. Bloomberg (1968) Assistant Secretary	Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (since January 2013); Senior Vice President (February 2010-December 2012) and Deputy General Counsel (May 2008-December 2012) of OFI; Vice President (May 2004-January 2010) and Associate Counsel of OFI (May 2004-May 2008).	90
Randy G. Legg (1965) Assistant Secretary	Vice President and Senior Counsel of OFI Global Asset Management, Inc. (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of OFI; Associate Counsel (January 2007-March 2011) of OFI.	90
Taylor V. Edwards (1967) Assistant Secretary	Vice President and Senior Counsel of OFI Global Asset Management, Inc. (since January 2013); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of OFI; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of OFI.	90
Amee Kantesaria (1980) Assistant Secretary	Vice President and Associate Counsel of OFI Global Asset Management, Inc. (since January 2014); Vice President and Assistant Counsel of OFI Global Asset Management, Inc. (January 2013-January 2014); Vice President (May 2009-December 2012) and Assistant Counsel (December 2006-December 2012) of OFI; Assistant Vice President (December 2006-May 2009) of OFI; Assistant Secretary (since January 2011) of OFI and Oppenheimer Acquisition Corp.	90
Gloria J. LaFond (1945) Blue Sky Officer	Assistant Vice President of OFI Global Asset Management, Inc. (since January 2013); Assistant Vice President (January 2006-December 2012) of OFI.	90

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2013
	Dollar Range of Shares Beneficially Owned in the Funds*	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Edward L. Cameron	None	Over $100,000
Jon S. Fossel	None	Over $100,000
Sam Freedman	Oppenheimer SteelPath MLP Income Fund Over $100,000	Over $100,000
Richard F. Grabish	None	Over $100,000
Beverly L. Hamilton	None	Over $100,000
Victoria J. Herget	None	Over $100,000
Robert J. Malone	None	Over $100,000
F. William Marshall, Jr.	None	Over $100,000
Karen L. Stuckey	None	Over $100,000
James D. Vaughn	Oppenheimer SteelPath MLP Alpha Plus Fund $10,001-$50,000 Oppenheimer SteelPath MLP Select 40 Fund $10,001-$50,000	Over $100,000
Interested Trustee
William F. Glavin	None	Over $100,000

Remuneration of the Officers and Trustees.  The officers and the Interested Trustee of the Fund, who are associated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2013.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex[2]
	Fiscal Year Ended November 30, 2013	Year Ended December 31, 2013
Sam Freedman	$ 24,759	$ 324,000
Chairman of the Board
Edward L. Cameron	$ 16,506	$ 216,000
Audit Committee Member and Governance Committee Member
Jon S. Fossel	$ 16,506	$ 216,000
Review Committee Member
Richard Grabish	$ 18,982	$ 248,400
Review Committee Chairman and Governance Committee Member
Beverly Hamilton	$ 17,196[3]	$ 226,800
Review Committee Member and Governance Committee Member
Victoria J. Herget	$ 16,506	$ 216,000
Review Committee Member and Governance Committee Member
Robert J. Malone	$ 17,008	$ 224,100
Governance Committee Chairman and Audit Committee Member
F. William Marshall, Jr.	$ 19,807	$ 426,966[4]
Audit Committee Chairman and Governance Committee Member
Karen L. Stuckey	$ 16,506	$ 216,000
Audit Committee Member and Governance Committee Member
James D. Vaughn	$ 16,506	$ 216,000
Audit Committee Member and Governance Committee Member
  Aggregate Compensation from the Fund" includes fees and deferred compensation, if any.
  In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer Funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is either the direct or indirect parent company of the Fund's Manager. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the Oppenheimer Funds' "Fund Complex" as that term may be otherwise interpreted.
  Includes $17,196 deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.
  Includes $167,766 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders.  For information on control persons and principal holders of securities of the Funds, please see Appendix A.

The Manager

The Manager is a Delaware corporation with offices at 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. The Manager is a successor to SteelPath Fund Managers, LLC and SteelPath Capital Management, LLC ("SCM"), which were established in 2004. The Manager is a wholly-owned subsidiary of OFI, and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles.

Code of Ethics. The Trust, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Funds' portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Funds and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager and the Distributor.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager chooses the Fund's investments and provides related advisory services to the Fund.

The advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Board members, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Management Fees for the Fiscal Year Ended November 30
Fund	2011	2012	2013
Oppenheimer SteelPath MLP Select 40 Fund	$3,523,861	$6,232,786	$11,825,293
Oppenheimer SteelPath MLP Alpha Fund	$4,216,724	$7,696,799	$18,894,931
Oppenheimer SteelPath MLP Income Fund	$1,990,952	$3,859,246	$14,255,307
Oppenheimer SteelPath MLP Alpha Plus Fund	N/A	$33,580	$1,022,604

The investment advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss the Funds sustain in connection with matters to which the agreement relates.

The agreements permit the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If SteelPath shall no longer act as investment advisor to the Funds, SteelPath may withdraw the right of the Funds to use the name "Oppenheimer" as part of their name.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). The Manager generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Fund. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Manager's internal Proxy Voting Committee is responsible for monitoring the third party proxy voting agent.

The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

If the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines.

  If such proposal is not specifically addressed in the Proxy Voting Guidelines, or if the Proxy Voting Guidelines provide discretion to the Manager on how to vote (i.e., on a case-by-case basis), the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.
  With respect to such proposal where a portfolio manager has requested that the Manager vote (i) in a manner inconsistent with the Proxy Voting Guidelines, or (ii) if such proposal is not specifically addressed in the Proxy Voting Guidelines, in a manner inconsistent with the third-party proxy voting agent's general recommended guidelines, the Proxy Voting Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Proxy Voting Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Proxy Voting Committee's knowledge, whether the Manager has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Proxy Voting Committee may: (i) determine how to vote on the proposal; (ii) recommend that the Manager retain an independent fiduciary to advise the Manager on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct the Manager to abstain from voting.

The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, the nominee's investment in the company, and whether the company or nominee is targeted in connection with public "vote no" campaigns.
  The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
  The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
  The Fund generally votes against shareholder proposals to require a company to nominate more candidates than the number of open board seats.
  The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
  The Fund generally supports proposals to allow shareholders the ability to call special meetings.
  The Fund generally votes for proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company's specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a case-by-case basis.
  The Fund generally votes against proposals to create a new class of stock with superior voting rights.
  The Fund generally votes against proposals to classify a board.
  The Fund generally supports proposals to eliminate cumulative voting.
  The Fund generally votes against proposals to establish a new board committee.
  The Fund generally votes on management proposals seeking approval to exchange/reprice options on a case-by-case basis.
  The Fund votes on qualified employee stock purchase plans on a case-by-case basis. The Fund generally supports non-qualified employee stock purchase plans that feature broad-based participation, limits on employee contribution, company matching up to 25%, and no discount on the stock price on the date of purchase.
  The Fund generally supports transfer stock option ("TSO") programs, if executive officers and non-employee directors are excluded from participating, if stock options are purchased from third-party financial institutions at a discount to their fair value using option pricing models, and if there is a two-year minimum holding period for sale proceeds. The Fund generally votes against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.
  The Fund generally supports proposals to require majority voting for the election of directors.
  The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
  The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
  The Fund generally supports "pay-for-performance" and "pay-for-superior-performance standard" proposals that align a significant portion of total compensation of senior executives to company performance, and generally supports an annual frequency for advisory votes on executive compensation.
  The Fund generally supports having shareholder votes on poison pills.
  The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
  The Fund votes case-by-case on bonus banking/bonus banking "plus" proposals.
  The Fund generally supports proposals calling for companies to adopt a policy of obtaining shareholder approval for golden coffins/executive death benefits. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
  The Fund generally supports proposals to eliminate accelerated vesting of unvested equity awards to senior executives in the event of change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
  In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.
  The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

Pending Litigation. Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OFI, parent company of the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by OFI Global and distributed by the Distributor (the "Defendant Funds"). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds' investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. The Defendant Funds' Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the "Ponzi" scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC ("BLMIS"). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court's order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited ("AAArdvark IV"), an entity advised by OFI's affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants' motion for summary judgment, dismissing plaintiffs' fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court's dismissal order. On January 7, 2014, the appellate court affirmed the trial court's dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited ("AAArdvark I"), an entity advised by OFI's affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited ("AAArdvark XS"), an entity advised by OFI's affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

Portfolio Managers. Each Fund's portfolio is managed by Stuart Cartner and Brian Watson (each a "Portfolio Manager", and collectively the "Portfolio Managers"). They are the persons who are responsible for the day-to-day management of each Fund's respective investments.

Other Accounts Managed. In addition to managing each Fund's investment portfolio, the Portfolio Managers also manage other investment portfolios or accounts on behalf of the Adviser or its affiliates. The following tables provide information regarding those portfolios and accounts as of November 30, 2013. No portfolio or account has a performance-based advisory fee:

Fund Name & Portfolio Managers	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Oppenheimer SteelPath MLP Select 40 Fund
Stuart Cartner	4	$5.846	1	$271	423	$241
Brian Watson	4	$5.846	1	$271	423	$241
Oppenheimer SteelPath MLP Alpha Fund
Stuart Cartner	4	$5.368	1	$271	423	$241
Brian Watson	4	$5.368	1	$271	423	$241
Oppenheimer SteelPath MLP Income Fund
Stuart Cartner	4	$5.347	1	$271	423	$241
Brian Watson	4	$5.347	1	$271	423	$241
Oppenheimer SteelPath MLP Alpha Plus Fund
Stuart Cartner	4	$8.017	1	$271	423	$241
Brian Watson	4	$8.017	1	$271	423	$241
  In billions.
  In millions.
  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Funds. At times, those responsibilities could potentially conflict with the interests of the Funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Funds' investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between a Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by a Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of a Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of Portfolio Managers. Portfolio managers are employed and compensated by the Manager or an affiliate, not by the Funds. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager's compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager's responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar or other peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Manager and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Manager's holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers' interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager's compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for the portfolio managers with respect to the Funds is the Alerian MLP Infrastructure TR Index.

Ownership of Fund Shares. As of November 30, 2013, the Portfolio Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Funds. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Funds' portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the "best execution" of the Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Funds, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Funds. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Funds subject to the provisions of the advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, a Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, a Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Other accounts advised by the Manager have investment policies similar to those of the Funds. Those other accounts may purchase or sell the same securities as a Fund at the same time as that Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment Manager cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Funds' Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Funds' portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Funds shares when allocating the Funds' portfolio transactions, and (2) the Funds, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Funds' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Funds' shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Funds and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the dviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Funds' portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended November 30, 2011, 2012 and 2013, the Fund paid the total brokerage commissions indicated in the chart below:

Total Brokerage Commissions Paid by the Funds*
Fund	2011	2012	2013
Oppenheimer SteelPath MLP Select 40 Fund	$286,433	$581,889	$799,726
Oppenheimer SteelPath MLP Alpha Fund	$228,485	$291,081	$1,286,229
Oppenheimer SteelPath MLP Income Fund	$176,946	$516,779	$2,369,937
Oppenheimer SteelPath MLP Alpha Plus Fund*	N/A	$10,147	$133,101

* The Fund commenced operations on December 30, 2011. Accordingly, no brokerage commissions were paid by the Fund during the fiscal year ended November 30, 2011, and the information for fiscal year 2012 is provided for the Fund's initial 11 months of operations.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Oppenheimer SteelPath MLP Select 40 Fund
Class A Front-End Sales Charges
Fiscal Year Ended 11/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2011	$0	$0
2012	$0	$0
2013	$417,851	$289,938

Concessions Advanced by Distributor
Fiscal Year Ended 11/30:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor
2011	$0	$0
2012	$0	$0
2013	$193,212	$2,045,998

Contingent Deferred Sales Charges
Fiscal Year Ended 11/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2011	$0	$0
2012	$0	$0
2013	$0	$23,536

Oppenheimer SteelPath MLP Alpha Fund

Class A Front-End Sales Charges
Fiscal Year Ended 11/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2011	$0	$0
2012	$0	$0
2013	$993,571	$779,384

Concessions Advanced by Distributor
Fiscal Year Ended 11/30:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor
2011	$0	$0
2012	$0	$0
2013	$101,754	$4,092,492

Contingent Deferred Sales Charges
Fiscal Year Ended 11/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2011	$0	$0
2012	$0	$0
2013	$0	$46,172

Oppenheimer SteelPath MLP Income Fund

Class A Front-End Sales Charges
Fiscal Year Ended 11/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2011	$0	$0
2012	$0	$0
2013	$2,420,982	$1,818,813

Concessions Advanced by Distributor
Fiscal Year Ended 11/30:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor
2011	$0	$0
2012	$0	$0
2013	$524,524	$7,894,296

Contingent Deferred Sales Charges
Fiscal Year Ended 11/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2011	$0	$0
2012	$0	$0
2013	$0	$79,986

Oppenheimer SteelPath MLP Alpha Plus Fund

Class A Front-End Sales Charges
Fiscal Year Ended 11/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2011	$0	$0
2012	$0	$0
2013	$64,398	$44,507

Concessions Advanced by Distributor
Fiscal Year Ended 11/30:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor
2011	$0	$0
2012	$0	$0
2013	$9,493	$134,871

Contingent Deferred Sales Charges
Fiscal Year Ended 11/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2011	$0	$0
2012	$0	$0
2013	$0	$1,220

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Adviser and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Adviser derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

While each plan is in effect, the Independent Trustees of the Fund will select and nominate any other Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

For the fiscal year ended November 30, 2013 payments under the Class A service plan totaled $1,069,048 for Oppenheimer SteelPath MLP Select 40 Fund, $1,577,312 for Oppenheimer SteelPath MLP Alpha Fund, $2,047,426 for Oppenheimer SteelPath MLP Income Fund and $126,427 for Oppenheimer SteelPath MLP Alpha Plus Fund, none of which was retained by the Distributor under the arrangement described above regarding grandfathered retirement accounts.

Class C Distribution and Service Plan. Under the Class C Distribution and Service Plan (a "Plan"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class C shares. The distribution fee allows investors to buy Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plan to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class C shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class C shares without receiving payment under the Plans and therefore may not be able to offer Class C shares for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class C shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class C service fees to recipients periodically in lieu of paying the first year fee in advance. If Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class C shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class C expenses by 1.00% of net assets.

Oppenheimer SteelPath MLP Select 40 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 11/30/13
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class C Plan	$1,168,051	$805,740	$0	$2,218,561	0.92%

Oppenheimer SteelPath MLP Alpha Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 11/30/13
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class C Plan	$2,063,979	$1,468,203	$0	$4,267,853	0.95%

Oppenheimer SteelPath MLP Income Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 12/31/13
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class C Plan	$3,987,111	$2,947,783	$0	$8,694,959	1.00%

Oppenheimer SteelPath MLP Alpha Plus Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 11/30/13
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class C Plan	$65,647	$63,289	$0	$171,868	1.05%

Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to financial intermediaries vary by the types of products sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following:

Payments made by the Fund, or by an investor buying or selling shares of the Fund, including:

  an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "More About Your Account" section in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "Distribution and Service Arrangements - Distribution and Service (12b-1) Plans" above); and
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and college savings program administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

  compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services; and
  other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the financial intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee-based programs, fund "supermarkets," bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Mananger or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2013, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (of at least $5,000) from the Adviser or the Distributor for marketing or program support:

Aegon USA Securities, Inc.	Lincoln Financial Advisors Corporation
AIG Advisor Group, Inc.	Lincoln Financial Securities Corporation
Allianz Life Insurance Company	Lincoln Investment Planning, Inc.
Allstate Life Insurance Company	Lincoln National Life Insurance Company
American General Annuity Insurance Company	LPL Financial LLC
American Portfolios Financial Services Inc.	Massachusetts Mutual Life Insurance Company
Ameriprise Financial Services, Inc.	MetLife Investors Insurance Company
Ameritas Life Insurance Company	MetLife Securities, Inc.
AXA Advisors, LLC	Morgan Stanley Smith Barney, LLC
Bank of America Merrill Lynch	Multi-Financial Securities Corporation
Cadaret Grant & Co.	National Planning Corporation
CCO Investment Services Corporation	Nationwide Financial Services, Inc.
Chase Investment Services Corporation	New England Securities Corporation
Commonwealth Financial Network	NFP Securities Inc.
CUNA Brokerage Services, Inc.	Northwestern Mutual Investment Services, LLC
CUSO Financial Services, LP	Oppenheimer & Co. Inc.
Direct Services LLC	Park Avenue Securities LLC
Edward D. Jones & Co. L.P.	Planmember Services Corporation
Federal Kemper Life Assurance Company	Prime Capital Services, Inc.
Financial Network Investment Corporation	Primevest Financial Services, Inc.
First Clearing, LLC	Protective Life and Annuity Insurance Company
First Global Capital Corporation	Prudential Investment Management Services, Inc.
FSC Securities Corporation	Raymond James & Associates, Inc.
GE Life and Annuity Company	Raymond James Financial Services, Inc.
Genworth Financial, Inc.	RBC Capital Markets, LLC
Goldman Sachs Inc.	Robert W. Baird & Co.
Great West Life & Annuity Insurance Company	Royal Alliance Associates, Inc.
Guardian Insurance & Annuity Company, Inc.	Sagepoint Financial Advisors
H. Beck Inc.	Securities America, Inc.
H.D. Vest Investment Services, Inc.	Security Benefit Life Insurance Company
Hartford Life Insurance Company	Signator Investments, Inc.
Hartford Securities Distribution Company	SII Investments, Inc.
ING Financial Partners, Inc.	State Farm VP Management Corp.
Invest Financial Corporation	Stifel Nicolaus & Co., Inc.
Investacorp Inc.	Sun Life Insurance Company
Investment Centers of America	SunTrust Investment Services, Inc.
Investors Capital Corp.	Thrivent Financial for Lutherans
J.P. Morgan Securities LLC	Triad Advisors, Inc.
Janney Montgomery Scott LLC	UBS Financial Services, Inc.
Kemper Investors Life Insurance Company	Union Central Life Insurance Company
Legend Equities Co.	Wells Fargo Advisors Financial Network, LLC
Lincoln Benefit Life Insurance Company	Wells Fargo Advisors, LLC

For the year ended December 31, 2013, the following firms (which in some cases are broker-dealers) received payments from the Adviser or Distributor (of at least $2,500) for administrative or other services provided (other than revenue sharing arrangements), as described above:

ADP Broker-Dealer, Inc.	Morgan Keegan & Company, Inc.
Allianz Life Insurance Company	Morgan Stanley Smith Barney, LLC
American Portfolios Financial Services Inc.	National Financial Services LLC
Ameriprise Financial Services, Inc.	National Planning Corporation
Ameritas Investment Corp.	National Securities Corporation
AXA Advisors, LLC	Nationwide Investment Services Corporation
Bank of America Investment	New England Securities
Cabot Lodge Securities, LLC	Next Financial Group Inc.
Cadaret Grant & Co.	NFP Securities Inc.
Cambridge Investment Research Inc.	North Ridge Securities Corp.
Cetera Advisor Networks LLC	Northwestern Mutual Investment Services, LLC
Cetera Financial Specialists LLC	NYLIFE Securities LLC
Cetera Investment Services LLC	OneAmerica Securities, Inc.
Charles Schwab & Co., Inc.	Oppenheimer & Co. Inc.
Citigroup Global Markets, Inc.	Pacific Life Insurance Co.
Commonwealth Financial Network	Park Avenue Securities LLC
CUNA Brokerage Services Inc.	Pershing LLC
CUSO Financial Services LP	PFS Investments Inc.
David Lerner Associates, Inc.	Pinnacle Investments LLC
Edward D. Jones & Co., L.P.	PNC Investments LLC
Fidelity Brokerage Services LLC	Protective Life Insurance Company
Fidelity Investments Institutional Operations Company, Inc.	Pruco Securities LLC
Fifth Third Securities, Inc.	Purshe Kaplan Sterling Investments
Financial Telesis, Inc.	Questar Capital Corporation
First Allied Securities, Inc.	Raymond James & Associates, Inc.
First Clearing, LLC	Raymond James Financial Services, Inc.
First Global Capital Corp.	RBC Capital Markets, LLC.
FSC Securities Corporation	Robert W. Baird & Co., Inc.
Geneos Wealth Management Inc.	Royal Alliance Associates Inc.
Girard Securities Inc.	SagePoint Financial Inc.
GWFS Equities, Inc.	Sammons Securities Company LLC
H. Beck, Inc.	Santander Securities LLC
H.D. Vest Investment Securities, Inc.	Securities America Inc.
Hartford Life and Annuity Insurance Co. Inc.	Securities Service Network Inc.
Hennion & Walsh Inc.	Sigma Financial Corporation
Hightower Securities LLC	Signator Investors Inc.
HSBC Securities (USA) Inc.	SII Investments Inc.
ING Financial Advisers, LLC	Southwest Securities, Inc.
ING Financial Partners Inc.	Stifel Nicolaus & Company Incorporated
INVEST Financial Corporation	Sunamerica
Investacorp, Inc.	SunTrust Investment Services Inc.
Investment Centers of America, Inc.	TD Ameritrade Clearing, Inc.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value, or "NAV," per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the investment adviser learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the investment adviser's "Valuation Committee". Fair value determinations are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

Securities Valuation. The Board of Trustees has established procedures for the valuation of the respective Funds' securities. In general those procedures are as follows:

  Equity securities traded on a U.S. securities exchange are valued as follows:
  if "last sale" information is regularly reported on the principal exchange on which a security is traded, it is valued at the last reported sale price on that day, or if "last sale" information is not available on a valuation date, the security is valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date, or if "last sale" information is not available on a valuation date, and the last reported sale price for the security preceding the valuation date is not within the spread of the closing "bid" and "asked" prices on the valuation date, the security is valued at the closing "bid" price on the valuation date.
  Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
  at the last sale price available to the pricing service approved by the Board, or at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded, or on the basis of reasonable inquiry, from two market makers in the security.
  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the investmente adviser from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the investment adviser from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Sub-Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, the investment adviser may use pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The investment adviser will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Foreign currency, including forward contracts, is valued and securities that are denominated in foreign currency are converted to U.S. dollars, using the closing prices in the New York foreign exchange market or that are provided to the investment adviser by a bank, dealer or pricing service that the investment adviser has determined to be reliable.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the investment adviser. If there were no sales on the valuation date, those investments are valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If the last sale price on the preceding trading day is not within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date, the value shall be the closing "bid" price. If the put, call or future is not traded on an exchange, it shall be valued at the mean between "bid" and "asked" prices obtained by the investment adviser from two active market makers. In certain cases the "bid" price may be used if no "asked" price is available.

When an option is sold, an amount equal to the premium received is included in the applicable Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the gain on investments, if a call or put sold is exercised, the proceeds are increased by the premium received. If a call or put sold expires, there is a resulting gain in the amount of the premium. If a fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a fund exercises a put it holds, the amount it receives on its sale of the underlying investment is reduced by the amount of the premium that was paid.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer Capital Appreciation Fund	Oppenheimer Municipal Fund:
Oppenheimer Capital Income Fund	Oppenheimer Rochester Limited Term Municipal Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Portfolio Series Funds:
Oppenheimer Core Bond Fund	Active Allocation Fund
Oppenheimer Corporate Bond Fund	Conservative Investor Fund
Oppenheimer Currency Opportunities Fund	Equity Investor Fund
Oppenheimer Developing Markets Fund	Moderate Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Quest for Value Funds:
Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer Diversified Alternatives Fund	Oppenheimer Global Allocation Fund
Oppenheimer Dividend Opportunity Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Emerging Markets Local Debt Fund	Oppenheimer Real Estate Fund
Oppenheimer Equity Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Equity Income Fund	Oppenheimer Rochester AMT-Free Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Global High Yield Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Rochester California Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Fund Municipals
Oppenheimer Global Real Estate Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Global Strategic Income Fund	Oppenheimer Rochester Limited Term California Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Limited Term New York Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Value Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited-Term Bond Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Main Street Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Select Fund	Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Series Fund:
Oppenheimer Main Street Small- & Mid-Cap Fund	Oppenheimer Value Fund
Money Market Funds:	Oppenheimer SteelPath MLP Funds Trust:
Oppenheimer Cash Reserves	Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer Money Market Fund	Oppenheimer SteelPath MLP Income Fund
Oppenheimer Multi-State Municipal Trust:	Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer Rochester High Yield Municipal Fund	Oppenheimer Ultra-Short Duration Fund
Oppenheimer Rochester New Jersey Municipal Fund
Oppenheimer Rochester Pennsylvania Municipal Fund

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to each class of shares and the dividends payable on each class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which some share classes are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares of the Oppenheimer funds normally are sold subject to an initial sales charge (except Oppenheimer Cash Reserves, Oppenheimer Institutional Money Market Fund, Oppenheimer Money Market Fund and Oppenheimer Ultra-Short Duration Fund). The purpose of the deferred sales charge and asset-based sales charge that are applicable to some other share classes is the same as that of the initial sales charge on Class A shares of many of the Oppenheimer funds - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of those funds. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares of the Oppenheimer funds may receive different levels of compensation for selling one class of shares rather than another.

Effective August 30, 2013, Class W shares of Select 40 are no longer offered for purchase.  Other information about Class W shares is included in the Prospectus.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Effective July 1, 2014, any references to "Class N" in the Fund's Prospectus and SAI, including the appendix to the SAI, are deleted and replaced with references to "Class R".

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of most Oppenheimer funds (including the Fund) or Class A, Class B, Class C, Class G and Class H units of advisor sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying college savings program holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N, Class Y or Class I shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If subsequent eligible purchases during the Letter period cause the amount of total eligible purchases to exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid on those subsequent purchases will be charged at the lower rate as permitted under the Fund's Right of Accumulation policy.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

   1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

   2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

   3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The Oppenheimer Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

   4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

   5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

   6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the next regular business day after the purchase date. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix A to this SAI.

Certain special sales charge arrangements described in Appendix A apply to retirement plans whose records are maintained on a daily valuation basis by Bank of America Merrill Lynch ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. The amount of assets the plan had in applicable investments on the date the plan sponsor signed the Merrill Lynch record keeping service agreement determines which share classes are available for purchase. If the plan had less than $1 million in such assets, then it may purchase only Class C shares. If the plan had $1 million or more but less than $5 million in such assets it may purchase only Class N shares. If the plan had $5 million or more in such assets it may purchase only Class A shares.

The Transfer Agent has entered into agreements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of a Fund during any 90-day period, must be redeemed solely in cash.

Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.

Requests for distributions from OppenheimerFunds-sponsored IRA's, SEP-IRA's, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:

  state the reason for the distribution;
  if the distribution is premature, state the owner's awareness of tax penalties; and
  conform to the requirements of the plan and the Fund's other redemption requirements.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditions of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Account Balance. The minimum account balance is $500.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $500. The Board may change the amount of the aggregate net asset value to which this involuntary redemption policy may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations within the last 12-month period. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify the minimum balance policies in its discretion.

Reinvestment Privilege. Within three months after redeeming Class A shares, a shareholder may reinvest all or part of the redemption proceeds in Class A shares without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to any other share class or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, in certain circumstances, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. If shares acquired by exchange are later redeemed within the CDSC holding period applicable to those acquired shares, the CDSC applicable to the share class of the fund you are exchanging into will apply to the acquired shares. This includes the redemption of shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund that were acquired by exchange.

When shares that are subject to a CDSC are exchanged, the priorities for the imposition of the CDSC described in "About Your Account" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of any remaining shares.

For circumstances in which a CDSC on shares acquired by exchange may be waived, see Appendix A "Special Sales Charge Arrangements and Waivers."

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The Oppenheimer Exchange Privilege" section in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. The Funds do not have a fixed rate for dividends or other distributions ("distributions") and cannot assure the payment of any distributions. The distributions made by a Fund will vary depending on market conditions, the composition of the its portfolio and Fund expenses. Each Fund intends to distribute substantially all of its net investment income and net realized capital gains. It is the policy of the Income Fund to distribute monthly, and for each of the other Funds to distribute quarterly, substantially all of the distributions received on its investments. A Fund may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.

A Fund's distributions may exceed the amount the Fund receives from the underlying MLPs. Each Fund also anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. See "Dividends, Capital Gains and Taxes – Dividends and Distributions" in the Prospectus for more detailed information.

Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class C shares are expected to be lower than distributions on Class A, Class Y and Class I shares because of the effect of the asset-based sales charge on Class C shares. Distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Funds and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in a Fund.

Taxation of the Funds — C Corporation Funds. Each Fund will be taxed as a "C" corporation and subject to tax on its taxable income at corporate rates. All distributions from a Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. As discussed below in "Additional Information Regarding Deferred Tax Liability," the resulting corporate taxes and accruals for deferred tax liabilities could substantially reduce a Fund's net assets, the amount of income available for distribution and the amount of a Fund's distributions.

Taxation of Fund Investments. The following section discusses the taxation of certain of the Funds' investments.

Certain of the Funds' investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Funds intend to monitor their transactions and may make certain tax elections to mitigate the effect of these rules.

A Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year.

Gain that a Fund derives from the disposition of any bonds with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the bond over the basis of such bond immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount bond may be deferred until such bond is sold or otherwise disposed of.

The Funds invest in debt and equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

The MLPs in which the Funds invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Funds from an equity investment in an MLP may not correspond to the amount of income allocated to the Funds by the MLP in any given taxable year.

The Funds may invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes.

Moreover, if the Canadian entity is a PFIC (as defined below), a Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC. If the Canadian income trusts in which a Fund invests are treated as partnerships for U.S. federal income tax purposes, a Fund will be subject to U.S. tax on its share of the trust's income, whether or not it is distributed to a Fund.

Income received by the Funds with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Fund's investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.

Investments by the Funds in certain "passive foreign investment companies" ("PFIC") could subject the Funds to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to the Funds to mitigate the effect of this provision provided in certain cases that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders. All Fund distributions from current or accumulated earnings and profits will be taxable to shareholders as ordinary income. Some portions of distributions by these Funds may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a 20% preferential maximum tax rate in the case of individual shareholders, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Funds' shares. In addition, U.S. shareholders who are individuals, estates or trusts must pay an additional 3.8% tax on, among otehr things, dividends on and capital gains from the sale or other disposition of Fund shares if their taxable income exceeds certain thresholds. U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Taxation of Non-U.S. Shareholders. Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("non-U.S. shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder. If the income from a Fund is not effectively connected with a non-U.S. shareholder's U.S. trade or business, dividend distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares, unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). If the income from the Fund is effectively connected with a non-U.S. shareholder's U.S. trade or business, the shareholder will be subject to federal income tax on such income as if the shareholder were a U.S. shareholder. Non-U.S. shareholders must satisfy certain certification and filing requirements to qualify for the exemptions from U.S. withholding tax and for a reduced rate of U.S. withholding tax under income tax treaties. Non-U.S. shareholders should consult their tax advisers with respect to the potential application of these regulations. In addition, under legislation known as "FACTA" (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of share redemptions it pays after December 31, 2016, to certain shareholders that fail to meet prescribed information reporting or certification requirements. Non-U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and sale or disposition of Fund shares.

Additional Information Regarding Deferred Tax Liability. Because each Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes, the Funds will incur tax expenses. In calculating a Fund's daily NAV, the Funds will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in a Fund's daily NAV.

The Funds will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by a Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Funds' current and deferred tax liability, if any, will depend upon the Fund's net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce a Fund's NAV.

The Funds also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Funds' future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase a Fund's NAV. To the extent a Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund's deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Funds will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. A Fund's assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to a Fund's investments in equity securities of MLPs or any other securities or assets. Significant weight is given to a Fund's forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Funds will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of a Fund's NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund's daily NAV, the application of such final valuation allowance could have a material impact on the Fund's NAV.

The Funds' deferred tax asset and/or liability balances is estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Funds will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Funds on a timely basis, in order to estimate deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, a Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. A Fund's estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of a Fund's deferred tax liability and/or asset balances used to calculate the Fund's NAV could vary dramatically from the Fund's actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of a Fund's assets and other factors. As a result, the determination of a Fund's actual tax liability may have a material impact on the Fund's NAV. A Fund's daily NAV calculation will be based on then current estimates and assumptions regarding the Fund's deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, a Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of a Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV per share, which could be material.

Cost Basis Reporting. Legislation passed by Congress in 2008 requires the Funds (or their administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2011, and redeemed on or after that date. The Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods. In the absence of an election, the Funds will use the first-in-first-out ("FIFO") method as a default cost basis method. Regular or C corporation shareholders may not select average cost as their cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Backup Withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders after the end of each calendar year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Additional Information About the Funds

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the OFI that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds.

The Transfer Agent. OFI Global Asset Management, Inc. is the Fund's Transfer Agent. It serves as the Transfer Agent for a fee based on annual net assets. Shareholder Services, Inc., an affiliate of the Transfer Agent, doing business as OppenheimerFunds Services, is the Fund's Sub-Transfer Agent. OppenheimerFunds Services is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to OppenheimerFunds Services at the address and toll-free numbers shown on the back cover.

Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

The Custodian. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO 64141, serves as custodian of the Trust's assets and is responsible for maintaining custody of the Fund's cash and investments and retaining sub-custodians. Cash held by the custodian, which may at times be substantial, is insured by the FDIC up to the amount of available insurance coverage limits.

Independent Registered Public Accounting Firm. Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, is the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board.

Effective July 1, 2014, any references to "Class N" in the Fund's Prospectus and SAI, including the appendix to the SAI, are deleted and replaced with references to "Class R".

Appendix A

Major Shareholders. As of March 1, 2014 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Oppenheimer SteelPath MLP Select 40 Fund
Name	Address	% Owned	Share Class
CHARLES SCHWAB & CO INC	MUTUAL FUNDS DEPT	16.77%	A
FOR THE EXCLUSIVE BENEFIT	101 MONTGOMERY ST
OF OUR CUSTOMERS	SAN FRANCISCO CA 94104-4122
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	13.72%	A
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	11.57%	A
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
PERSHING LLC	1 PERSHING PLAZA	11.12%	A
	JERSEY CITY NJ 07399-0001
UBS WM USA	ATTN: DEPARTMENT MANAGER	8.60%	A
BIN	499 WASHINGTON BLVD FL 9
OMNI ACCOUNT M/F	JERSEY CITY NJ 07310-2055
RAYMOND JAMES	ATTN: COURTNEY WALLER	5.62%	A
OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102
RAYMOND JAMES	ATTN: COURTNEY WALLER	16.71%	C
OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	15.07%	C
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	13.49%	C
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
PERSHING LLC	1 PERSHING PLAZA	12.45%	C
	JERSEY CITY NJ 07399-0001
UBS WM USA	ATTN: DEPARTMENT MANAGER	10.25%	C
BIN	499 WASHINGTON BLVD FL 9
OMNI ACCOUNT M/F	JERSEY CITY NJ 07310-2055
CHARLES SCHWAB & CO INC	MUTUAL FUNDS DEPT	30.38%	Y
FOR THE EXCLUSIVE BENEFIT	101 MONTGOMERY ST
OF OUR CUSTOMERS	SAN FRANCISCO CA 94104-4122
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	15.95%	Y
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	15.44%	Y
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
MARIL & CO FBO JI	11270 W PARK PL STE 400	6.23%	Y
C/O BMO HARRIS BANK NA ATTN: MF	MILWAUKEE WI 53224-3638
TD AMERITRADE INC FBO	PO BOX 2226	5.91%	Y
OUR CUSTOMERS	OMAHA NE 68103-2226
VANGUARD BROKERAGE SERVICES	P O BOX 1170	92.39%	I
AC 8082-5745	VALLEY FORGE PA 19482-1170
WELLS FARGO BANK FBO	1525 WEST WT HARRIS BLVD	7.58%	I
VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-0001
9888888836
CHARLES SCHWAB & CO INC	MUTUAL FUNDS DEPT	76.50%	W
FOR THE EXCLUSIVE BENEFIT	101 MONTGOMERY ST
OF OUR CUSTOMERS	SAN FRANCISCO CA 94104-4122
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	21.39%	W
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310

Oppenheimer SteelPath MLP Alpha Fund
Name	Address	% Owned	Share Class
PERSHING LLC	1 PERSHING PLAZA	14.60%	A
	JERSEY CITY NJ 07399-0001
UBS WM USA	ATTN: DEPARTMENT MANAGER	11.97%	A
BIN	499 WASHINGTON BLVD FL 9
OMNI ACCOUNT M/F	JERSEY CITY NJ 07310-2055
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	9.51%	A
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
CHARLES SCHWAB & CO INC	MUTUAL FUNDS DEPT	8.27%	A
FOR THE EXCLUSIVE BENEFIT	101 MONTGOMERY ST
OF OUR CUSTOMERS	SAN FRANCISCO CA 94104-4122
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	7.74%	A
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
FIRST CLEARING LLC	2801 MARKET STREET	6.93%	A
SPECIAL CUSTODY ACCT FOR THE	ST LOUIS MO 63103
EXCLUSIVE BENEFIT OF CUSTOMER
RAYMOND JAMES	ATTN: COURTNEY WALLER	5.87%	A
OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102
FIRST CLEARING LLC	2801 MARKET STREET	27.68%	C
SPECIAL CUSTODY ACCT FOR THE	ST LOUIS MO 63103
EXCLUSIVE BENEFIT OF CUSTOMER
RAYMOND JAMES	ATTN: COURTNEY WALLER	12.84%	C
OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102
UBS WM USA	ATTN: DEPARTMENT MANAGER	9.02%	C
BIN	499 WASHINGTON BLVD FL 9
OMNI ACCOUNT M/F	JERSEY CITY NJ 07310-2055
PERSHING LLC	1 PERSHING PLAZA	7.73%	C
	JERSEY CITY NJ 07399-0001
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	5.60%	C
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
RBC CAPITAL MARKETS LLC	MUTUAL FUND OMNIBUS PROCESSING	5.01%	C
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	510 MARQUETTE AVE S
	MINNEAPOLIS MN 55402-1110
CHARLES SCHWAB & CO INC	MUTUAL FUNDS DEPT	39.18%	Y
FOR THE EXCLUSIVE BENEFIT	101 MONTGOMERY ST
OF OUR CUSTOMERS	SAN FRANCISCO CA 94104-4122
FIRST CLEARING LLC	2801 MARKET STREET	17.51%	Y
SPECIAL CUSTODY ACCT FOR THE	ST LOUIS MO 63103
EXCLUSIVE BENEFIT OF CUSTOMER
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	12.80%	Y
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	8.81%	Y
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
DESERET MUTUAL BENEFIT ADMINS	179 E SOCIAL HALL AVE	7.23%	Y
KENT A MISENER OFFCR	SALT LAKE CITY UT 84111-1542
BRIAN ISRAELSEN OFFCR
SHAKA KARIUKI OFFCR
TD AMERITRADE INC FBO	PO BOX 2226	96.55%	I
OUR CUSTOMERS	OMAHA NE 68103-2226

Oppenheimer SteelPath MLP Income Fund
Name	Address	% Owned	Share Class
PERSHING LLC	1 PERSHING PLAZA	12.80%	A
	JERSEY CITY NJ 07399-0001
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	12.32%	A
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
FIRST CLEARING LLC	2801 MARKET STREET	9.17%	A
SPECIAL CUSTODY ACCT FOR THE	ST LOUIS MO 63103
EXCLUSIVE BENEFIT OF CUSTOMER
UBS WM USA	ATTN: DEPARTMENT MANAGER	8.79%	A
BIN	499 WASHINGTON BLVD FL 9
OMNI ACCOUNT M/F	JERSEY CITY NJ 07310-2055
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	8.13%	A
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
CHARLES SCHWAB & CO INC	MUTUAL FUNDS DEPT	6.96%	A
FOR THE EXCLUSIVE BENEFIT	101 MONTGOMERY ST
OF OUR CUSTOMERS	SAN FRANCISCO CA 94104-4122
RAYMOND JAMES	ATTN: COURTNEY WALLER	5.41%	A
OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102
FIRST CLEARING LLC	2801 MARKET STREET	24.39%	C
SPECIAL CUSTODY ACCT FOR THE	ST LOUIS MO 63103
EXCLUSIVE BENEFIT OF CUSTOMER
RAYMOND JAMES	ATTN: COURTNEY WALLER	13.12%	C
OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102
PERSHING LLC	1 PERSHING PLAZA	12.47%	C
	JERSEY CITY NJ 07399-0001
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	8.41%	C
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	7.41%	C
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
UBS WM USA	ATTN: DEPARTMENT MANAGER	6.53%	C
BIN	499 WASHINGTON BLVD FL 9
OMNI ACCOUNT M/F	JERSEY CITY NJ 07310-2055
FIRST CLEARING LLC	2801 MARKET STREET	29.38%	Y
SPECIAL CUSTODY ACCT FOR THE	ST LOUIS MO 63103
EXCLUSIVE BENEFIT OF CUSTOMER
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	17.03%	Y
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	14.53%	Y
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
CHARLES SCHWAB & CO INC	MUTUAL FUNDS DEPT	11.17%	Y
FOR THE EXCLUSIVE BENEFIT	101 MONTGOMERY ST
OF OUR CUSTOMERS	SAN FRANCISCO CA 94104-4122
PERSHING LLC	1 PERSHING PLAZA	8.61%	Y
	JERSEY CITY NJ 07399-0001
RAYMOND JAMES	ATTN: COURTNEY WALLER	5.61%	Y
OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102
D A DAVIDSON CO	8 THIRD STREET NORTH	83.20%	I
THOMAS H WATSON	GREAT FALLS MT 59401
OFI STEELPATH INC	6803 S TUCSON WAY	8.07%	I
C/O KRISTIE FEINBERG BLDG 2	CENTENNIAL CO 80112-3924
TD AMERITRADE INC FBO	PO BOX 2226	7.96%	I
OUR CUSTOMERS	OMAHA NE 68103-2226

Oppenheimer SteelPath MLP Alpha Plus Fund
Name	Address	%Owned	Share Class
PERSHING LLC	1 PERSHING PLAZA	20.32%	A
	JERSEY CITY NJ 07399-0001
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	16.79%	A
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
TD AMERITRADE INC FBO	PO BOX 2226	9.33%	A
OUR CUSTOMERS	OMAHA NE 68103-2226
UBS WM USA	ATTN: DEPARTMENT MANAGER	7.68%	A
BIN	499 WASHINGTON BLVD FL 9
OMNI ACCOUNT M/F	JERSEY CITY NJ 07310-2055
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	5.61%	A
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
PERSHING LLC	1 PERSHING PLAZA	18.99%	C
	JERSEY CITY NJ 07399-0001
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	10.73%	C
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	6.18%	C
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
TD AMERITRADE INC FBO	PO BOX 2226	25.08%	Y
OUR CUSTOMERS	OMAHA NE 68103-2226
LPL FINANCIAL	ATTN: LINDSAY OTOOLE	24.89%	Y
--OMNIBUS CUSTOMER ACCOUNT--	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121
NATIONAL FINANCIAL SERVICES LLC	ATTN MUTUAL FUNDS 4TH FLOOR	18.94%	Y
FOR EXCLUSIVE BEN OF CUSTOMERS	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
PERSHING LLC	1 PERSHING PLAZA	15.32%	Y
	JERSEY CITY NJ 07399-0001
RBC CAPITAL MARKETS LLC	MUTUAL FUND OMNIBUS PROCESSING	5.77%	Y
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	510 MARQUETTE AVE S
	MINNEAPOLIS MN 55402-1110
OFI STEELPATH INC	C/O KRISTIE FEINBERG BLDG 2	99.99%	I
	6803 S TUCSON WAY
	CENTENNIAL CO 80112-3924

Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or Class N shares may be waived. Not all Oppenheimer funds offer all of the share classes described and not all waivers apply to all Oppenheimer funds.

The interpretation of these provisions as to the applicability of an agreement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, OFI Global Asset Management, Inc., and/or OppenheimerFunds, Inc. (referred to in this Appendix as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges and Concession Payments in Certain Cases

Class A shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases are subject to the Class A CDSC if redeemed within 18 months, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more ($500,000 or more for certain Funds).
  Purchases in an OppenheimerFunds-sponsored Rollover IRA held directly with the Transfer Agent, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has an agreement with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has an agreement with the Distributor for those purchases.
  Purchases of Class A shares by retirement plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the retirement plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
  The record keeping for the retirement plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a retirement plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers and Transactions.

Class A shares purchased in certain circumstances described below are not subject to Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  Purchases by the Manager or its affiliates.
  Purchases by present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Purchases by employees and registered representatives (and their spouses) of financial intermediaries that have entered into a sales agreement with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Purchases by separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Purchases by dealers, broker, banks, registered investment advisers and other financial intermediaries that have entered into an agreement with the Distributor to offer the Fund on an advisory fee or wrap fee-based platform.
  Purchases by unit investment trusts that have entered into an agreement with the Distributor.
  Purchases by financial intermediaries that have entered into an agreement with the Distributor to sell shares to retirement plans and accounts and deferred compensation plans for which the financial intermediary provides administration services.
  Purchases by group omnibus retirement plans under section 401(a), 401(k), 403(b) and 457 of the Internal Revenue Code.
  Purchases by taxable accounts held directly with the Transfer Agent that are established with the proceeds of Required Minimum Distributions from retirement plans and accounts.
  Rollover purchases in an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent made with the proceeds of a retirement plan distribution that was previously invested in an Oppenheimer fund.
  Purchases by former shareholders of Atlas Strategic Income Fund for any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange.2
  Purchases by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan for any Oppenheimer fund into which shareholders of Oppenheimer Equity Fund may exchange.2
  Purchases within retirement plans that were converted to Class A shares from Class B shares on July 1, 2011.2

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds.
  Shares purchased by the reinvestment of loan repayments by a participant in a retirement plan.3
  Shares purchased in amounts of less than $5 for accounts held directly with the Transfer Agent.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  For distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.4
  To make distributions required under a Qualified Domestic Relations Order, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  On account of the participant's separation from service.5
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made an agreement with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent.6
  Distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches aged 59½, as long as the aggregate value of the distributions does not exceed 12% of the account's value annually.
  Redemptions of shares under an Automatic Withdrawal Plan for an account (other than a retirement plan) if the aggregate value of the redeemed shares does not exceed 12% of the account's value annually.
  Distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into an agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record for accounts held directly with the Transfer Agent within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases. Class C or Class N shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

  Involuntary redemptions of small accounts (please refer to "Minimum Account Balance," in the applicable fund Prospectus).
  Redemptions from accounts other than retirement plans following the death or disability of the last surviving shareholder or sole beneficiary of a Trust. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Internal Revenue Code.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record for accounts held directly with the Transfer Agent within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares purchased after June 30, 2008 by OppenheimerFunds Single K plans held directly with the Transfer Agent.
  Redemptions of Class C shares of an Oppenheimer fund, requested in writing by a retirement plan sponsor and submitted more than 12 months after the retirement plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.4
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.3
  On account of the participant's separation from service.5
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a retirement plan if the plan has an agreement with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent. 6
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into an agreement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a retirement plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.
  Redemptions of shares sold to the Manager or its affiliates.
  Redemptions of shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Redemptions of shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
  Redemptions of shares issued in plans of reorganization to which the Fund is a party.

Footnotes to Appendix A:

  However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
  The availability of this Class A shares sales charge waiver may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.
  This provision does not apply to loans from OppenheimerFunds-sponsored 403(b)(7) custodial plans or from OppenheimerFunds Single K plans.
  This provision does not apply to IRAs.
  This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after separation from service in or after the year age 55 is attained.
  The distribution must be requested prior to plan termination or the elimination of the Oppenheimer funds as an investment option under the plan.

Appendix C

Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM OBLIGATION RATINGS

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

SHORT-TERM OBLIGATION RATINGS FOR TAXABLE DEBT AND U.S. MUNICIPAL TAX-EXEMPT COMMERCIAL PAPER

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation;
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MUNICIPAL SHORT-TERM NOTE RATINGS

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

ISSUER CREDIT RATINGS

A Standard & Poor's issuer credit rating is a forward-looking opinion about an obligor's overall creditworthiness in order to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest issuer credit rating assigned by Standard & Poor's.

AA: An obligor rated 'AA' has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated 'A' has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated 'BBB' has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB; B; CCC; and CC: Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor rated 'BB' is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

B: An obligor rated 'B' is more vulnerable than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC: An obligor rated 'CCC' is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated 'CC' is currently highly vulnerable.

R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated 'SD' (selective default) or 'D' is in payment default on one or more of its financial obligations (rated or unrated) unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a financial obligation are jeopardized. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: An issuer designated 'NR' is not rated.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated 'A-1' has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated 'A-2' has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated 'A-3' has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: An obligor rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated 'NR' is not rated.

Fitch, Inc.

International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments. The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility risk). Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. Where the rating is not explicitly described in the relevant rating action commentary as local or foreign currency, the reader should assume that the rating is a "foreign currency" rating (i.e. the rating is applicable for all convertible currencies of obligation).

INTERNATIONAL LONG-TERM ISSUER RATINGS

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term category, or to Long-Term categories below 'B'.

INTERNATIONAL SHORT-TERM ISSUER AND ISSUE CREDIT RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS

LONG-TERM OBLIGATIONS

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

COMMERCIAL PAPER AND SHORT-TERM DEBT

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)," and "(low)."

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Kroll Bond Rating Agency ("KBRA")

Kroll Bond Rating Agency (KBRA) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA's credit ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.

LONG-TERM CREDIT RATINGS

AAA Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.

BB Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC Determined to be at substantial risk of loss due to credit-related events, or currently in default with high recovery expectations.

CC Determined to be near default or in default with average recovery expectations.

C Determined to be near default or in default with low recovery expectations.

D In default.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

SHORT-TERM CREDIT RATINGS

K1 Very strong ability to meet short-term obligations.

K2 Strong ability to meet short-term obligations.

K3 Adequate ability to meet short-term obligations.

B Questionable ability to meet short-term obligations.

C Little ability to meet short-term obligations.

D In default on short-term obligations.

KBRA may append a + modifier to ratings in the K1 category to indicate exceptional ability to meet short-term obligations.

Financial Statements

The Fund's audited Financial Statements, included in the Fund's Annual Report dated November 30, 2013, including the notes thereto and the report of Cohen Fund Audit Services, Ltd. thereon, are incorporated by reference into this Statement of Additional Information.

Oppenheimer SteelPath MLP Funds Trust

Website
www.oppenheimerfunds.com

Investment Adviser
OFI SteelPath, Inc.
2100 McKinney Avenue
Suite 1401
Dallas, TX 75201

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent and Sub-Transfer Agent
OFI Global Asset Management, Inc. and
Shareholder Services Inc. doing business as OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
UMB Bank, NA
1010 Grand Avenue
Kansas City, MO 64141

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

PX0000.010.0414